UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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DIGITAL REALTY TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIGITAL REALTY TRUST, INC.

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

March 19, 2014

DEAR STOCKHOLDER:

You are invited to attend the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), to be held on Monday, April 28, 2014, at 10:30 a.m., local time, at Four Embarcadero Center, Third Floor, Promenade Level conference center (Stanford Room), San Francisco, CA 94111.

The purposes of this year’s Annual Meeting are to:

(i)	consider and vote upon the election of Dennis E. Singleton, Laurence A. Chapman, Kathleen Earley, Ruann F. Ernst, Ph.D., Kevin J. Kennedy, William G. LaPerch and Robert H. Zerbst as members of the Company’s Board of Directors, each to serve until the 2015 Annual Meeting of Stockholders and until a successor for each is duly elected and qualifies;

(ii)	consider and vote upon ratifying the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014;

(iii)	consider and vote upon the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan;

(iv)	consider and vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as more fully described in the accompanying Proxy Statement; and

(v)	transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The accompanying Notice of 2014 Annual Meeting of Stockholders and Proxy Statement describe these matters. We urge you to read this information carefully.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. If you choose not to attend and vote at the Annual Meeting in person, you may authorize your proxy via the Internet, or if you are receiving a paper copy of the Proxy Statement, by telephone or by completing and mailing a proxy card. Authorizing your proxy over the Internet, by telephone or by mailing a proxy card will ensure that your shares are represented at the Annual Meeting. Please review the instructions contained in the Notice of Internet Availability of Proxy Materials regarding each of these options.

Sincerely,

A. William Stein
Interim Chief Executive Officer, Chief Financial Officer, Chief Investment Officer and Secretary

DIGITAL REALTY TRUST, INC.

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 28, 2014

TO THE STOCKHOLDERS OF DIGITAL REALTY TRUST, INC.:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), will be held on Monday, April 28, 2014, at 10:30 a.m., local time, at Four Embarcadero Center, Third Floor, Promenade Level conference center (Stanford Room), San Francisco, CA 94111, for the following purposes:

•

to consider and vote upon the election of Dennis E. Singleton, Laurence A. Chapman, Kathleen Earley, Ruann F. Ernst, Ph.D., Kevin J. Kennedy, William G. LaPerch and Robert H. Zerbst as members of the Company’s Board of Directors (the “Board”), each to serve until the 2015 Annual Meeting of Stockholders and until a successor for each is duly elected and qualifies;

•	to consider and vote upon ratifying the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014;

•	to consider and vote upon the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan;

•

to consider and vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as more fully described in the accompanying Proxy Statement; and

•	to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2014 Annual Meeting of Stockholders.

Your proxy to vote your shares at the Annual Meeting is solicited by the Board, which recommends that the Company’s stockholders vote:

•	FOR the election of the Board’s nominees named herein;

•	FOR ratifying the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014;

•	FOR the approval of the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan; and

•	FOR the resolution approving, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Please refer to the attached Proxy Statement, which forms a part of this Notice of 2014 Annual Meeting of Stockholders and is incorporated herein by reference, for further information with respect to the business to be transacted at the Annual Meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR VOTE IS IMPORTANT. If you are viewing the Proxy Statement on the Internet, you may authorize your proxy electronically via the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials mailed to you and the instructions listed on the Internet site. If you are receiving a paper copy of the Proxy Statement, you may authorize your proxy by completing and mailing the proxy card enclosed with the Proxy Statement, or you may authorize your proxy electronically via the Internet or by telephone by following the instructions on the proxy card. If your shares are held in “street name,” which means shares held of record by a broker, bank or other nominee, you should review the Notice of Internet Availability of Proxy Materials used by that firm to determine whether and how you will be able to authorize your proxy by telephone or over the Internet. Authorizing a proxy over the Internet, by telephone or by mailing a proxy card will ensure that your shares are represented at the Annual Meeting.

The Board has fixed the close of business on March 4, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement(s) or adjournment(s) thereof.

By Order of Our Board of Directors,

A. William Stein
Interim Chief Executive Officer, Chief Financial Officer,
Chief Investment Officer and Secretary

San Francisco, California

March 19, 2014

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly authorizing your proxy via the Internet, by telephone or by mailing a proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States will be provided if you wish to authorize your proxy by mail. For specific instructions on authorizing a proxy, please refer to the instructions on the Notice of Internet Availability of Proxy Materials. Even if you have authorized your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

PROXY STATEMENT

i

DIGITAL REALTY TRUST, INC.

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), of proxies to be exercised at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, April 28, 2014, at 10:30 a.m., local time, or at any postponement(s) or adjournment(s) thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of 2014 Annual Meeting of Stockholders. Proxies are solicited to give all stockholders of record at the close of business on March 4, 2014 (the “Record Date”) an opportunity to vote on matters properly presented at the Annual Meeting. The Annual Meeting will be held at Four Embarcadero Center, Third Floor, Promenade Level conference center (Stanford Room), San Francisco, CA 94111.

Pursuant to the rules of the United States Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (a “Notice”) to our stockholders of record, while brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice. All stockholders will have the ability to access proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. We intend to make this Proxy Statement available on the Internet on or about March 19, 2014 and to mail the Notice to all stockholders entitled to vote at the Annual Meeting on or about March 19, 2014. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, on or about March 19, 2014 or within three business days of such request.

Who Can Vote

You are entitled to vote if you were a stockholder of record of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), as of the Record Date. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Quorum

A majority of the outstanding shares of Common Stock as of the Record Date represented in person or by proxy will constitute a quorum at the Annual Meeting. As of the Record Date, 128,602,024 shares of Common Stock were outstanding.

Voting of Shares

Stockholders of record as of the Record Date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting. You may vote by attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. If you choose not to attend the Annual Meeting, you may still authorize your proxy via the Internet, by telephone or by mailing a proxy card.

All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Proxy Card and Revocation of Proxy

If you sign a proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy:

•	FOR the election of all of the director nominees;

•	FOR ratifying the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014;

•	FOR the approval of the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan; and

•	FOR the resolution approving, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any postponement(s) or adjournment(s) thereof. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement.

If you vote your shares by authorizing a proxy, you may revoke your proxy authorization at any time before it is voted at the Annual Meeting. You may revoke your proxy by sending to the Company’s Secretary at the Company’s principal executive office at Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, a written notice of revocation, or by delivering by mail, by telephone, via the Internet or in person a duly executed proxy bearing a later date, or by attending the Annual Meeting in person and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker “non-votes” will be counted as present for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have or chooses not to exercise discretionary authority to vote the shares.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required for the election of each director nominee. For purposes of the election of directors, a majority of the votes cast means that the number of votes cast “for” a nominee for election as a director exceeds the number of votes cast “against” that nominee. For purposes of calculating votes cast in the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote on the election of the directors.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required for ratifying the selection of KPMG LLP as our independent registered public accounting firm. For purposes of the vote on ratifying the selection of KPMG LLP as our independent registered public accounting firm, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to approve the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan. For purposes of the vote on the approval of the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present is required to adopt a resolution approving, on a non-binding, advisory basis, the compensation of our named executive officers. For purposes of the vote on the resolution approving the compensation of our named executive officers, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Solicitation of Proxies

We will bear the entire cost of soliciting proxies. We may reimburse banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names for their expenses incurred in forwarding the solicitation materials to beneficial owners. Solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such services.

Attendance at the Annual Meeting

In order to attend the Annual Meeting, you will need proof of ownership of our Common Stock as of the Record Date. If you hold your shares in street name (such as through a bank, broker or other nominee), you should bring your statement showing your beneficial ownership of our Common Stock in order to be admitted to the meeting and you must obtain a proxy issued in your name from such bank, broker or other nominee if you wish to vote in person at the meeting.

NO PERSON IS AUTHORIZED ON BEHALF OF THE COMPANY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE PROPOSALS OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION AND/OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

The Company’s principal executive office is located at Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, our telephone number is (415) 738-6500 and our website is www.digitalrealty.com.* References herein to the “Company” refer to Digital Realty Trust, Inc. and its subsidiaries, unless the context otherwise requires.

The date of this Proxy Statement is March 19, 2014.

*	Website addresses referred to in this Proxy Statement are not intended to function as hyperlinks, and the information contained on our website is not a part of this Proxy Statement.

ITEM 1.	ELECTION OF DIRECTORS

Under the Company’s charter and Fourth Amended and Restated Bylaws (the “Bylaws”), each member of the Board serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal. Vacancies on the Board may be filled only by individuals elected by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the size of the Board) will serve for the remainder of the full term of the directorship and until such director’s successor is duly elected and qualifies, or until such director’s earlier death, resignation or removal.

Our Bylaws require that, in order to be elected in an uncontested election, a director receive a majority of votes cast by holders of the shares present in person or represented by proxy with respect to such director at a meeting at which a quorum is present. A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes “against” that director. In a contested election (where a determination is made that the number of director nominees is expected to exceed the number of directors to be elected at a meeting), directors will be elected by a plurality of the votes cast, which means the seven nominees who receive the largest number of properly cast votes will be elected as directors.

Any director who fails to be elected by a majority vote shall tender his or her resignation to the Board, subject to acceptance. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will then act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of election results. If the resignation is not accepted, the director will continue to serve until the next annual meeting and until the director’s successor is duly elected and qualifies. The director who tenders his or her resignation will not participate in the Board’s decision regarding whether to accept or reject such director’s resignation.

Each share of Common Stock is entitled to one vote for each of the seven director nominees. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them for the election of the nominees named below unless instructed otherwise. If any nominee should become unavailable for election prior to the Annual Meeting, an event which currently is not anticipated by the Board, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board.

Michael F. Foust, our former Chief Executive Officer and a current member of the Board, departed from his position as Chief Executive Officer and as an employee of the Company effective as of March 17, 2014. Mr. Foust’s term on the Board will expire at the Annual Meeting, and immediately prior to the Annual Meeting the size of the Board will be reduced to seven members. The Board has not renominated Mr. Foust for election as a director at the Annual Meeting.

Dennis E. Singleton, Laurence A. Chapman, Kathleen Earley, Ruann F. Ernst, Ph.D., Kevin J. Kennedy, William G. LaPerch and Robert H. Zerbst are all of our nominees for election to the Board. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected, and management has no reason to believe that any nominee will be unable to serve. The information below relating to the nominees for election as director has been furnished to the Company by the respective individuals.

Nominees for Election for a One-Year Term Expiring at the 2015 Annual Meeting

The following table sets forth the names and ages as of March 4, 2014 of the individuals who are our nominees for election as directors of the Company, all of whom are current directors of the Company:

Name	Age	Position	Director Since
Dennis E. Singleton	69	Director and Chairman of the Board	2004
Laurence A. Chapman	64	Director	2004
Kathleen Earley	62	Director	2004
Ruann F. Ernst, Ph.D.	67	Director	2004
Kevin J. Kennedy	58	Director	2013
William G. LaPerch	58	Director	2013
Robert H. Zerbst	67	Director	2009

The following are biographical summaries for our nominees for election as directors of the Company:

Dennis E. Singleton has served as a director since 2004 and as our Chairman of the Board since 2012. Mr. Singleton is currently a member of our Nominating and Corporate Governance Committee. Mr. Singleton was a founding partner of Spieker Partners, the predecessor of Spieker Properties, Inc., one of the largest owners and operators of commercial property on the west coast prior to its $7.2 billion acquisition by Equity Office Properties Trust in 2001. Mr. Singleton served as Chief Financial Officer and Director of Spieker Properties, Inc. from 1993 to 1995, Chief Investment Officer and Director from 1995 to 1997 and Vice Chairman and Director from 1998 until his retirement in 2001. During his tenure, Mr. Singleton was involved in identifying and analyzing strategic portfolio acquisition and operating opportunities and oversaw the acquisition and development of more than 20 million square feet of commercial property. From 2001 to the present, Mr. Singleton has managed personal investments in real estate. Mr. Singleton is currently a member of the board of directors and serves on the audit and real estate committees of BRE Properties, Inc., which is listed on the New York Stock Exchange. Mr. Singleton received a Bachelor of Science degree from Lehigh University and a Master of Business Administration degree from Harvard Business School. Our Board selected Mr. Singleton to serve as a director because it believes he possesses valuable financial and real estate industry expertise, including extensive experience with the acquisition, financing and operation of commercial property.

Laurence A. Chapman has served as a director since 2004. Mr. Chapman is currently Chair of our Audit Committee and a member of our Nominating and Corporate Governance Committee. Mr. Chapman served as Senior Vice President and Chief Financial Officer of Goodrich Corp. from 1999 until his retirement in 2000. Mr. Chapman served as Senior Vice President and Chief Financial Officer of Rohr, Inc., an aerospace company, from 1994 until 1999, when Rohr, Inc. merged with Goodrich Corp. His responsibilities at both companies included accounting, treasury, tax, insurance, investor relations, financial planning and information technology functions. Prior to his service at Rohr, Inc., Mr. Chapman was employed at Westinghouse Electric Corporation from 1981 through 1994. From 1991 through 1994, Mr. Chapman was the Vice President and Treasurer of Westinghouse Electric Corporation and, from 1988 through 1991, Mr. Chapman served as Chief Financial Officer of Westinghouse Credit Corp. and Westinghouse Financial Services Inc. His responsibilities included supervising corporate finance, cash and short-term funding, project finance, bank relations and international treasury. Mr. Chapman received a Bachelor of Commerce degree (Accounting and Finance) with Great Distinction from McGill University and a Master of Business Administration degree from Harvard Business School. He is a fellow of the Institute of Canadian Bankers. Our Board selected Mr. Chapman to serve as a director because it believes he possesses valuable financial and accounting expertise, including at companies with extensive real estate interests, and his extensive experience in his prior positions of Chief Financial Officer.

Kathleen Earley has served as a director since 2004. Ms. Earley is currently Chair of our Nominating and Corporate Governance Committee and a member of our Audit Committee and Compensation Committee. Ms. Earley is the former President and Chief Operating Officer of TriZetto Group, Inc. where she worked from November 2004 until she retired in September 2008 when it was sold to Apax Partners, a private equity firm. From 1994 through September 2001, Ms. Earley was employed at AT&T Corporation. While at AT&T

Corporation, Ms. Earley served as Senior Vice President of Enterprise Networking and Chief Marketing Officer, where she oversaw all AT&T Corporation business-related brand, image and advertising and marketing strategy. One of Ms. Earley’s largest contributions was as President of AT&T Data & Internet Services, a business unit that provided Internet Protocol (IP), web hosting, data and managed network services. Under her leadership, AT&T’s network became one of the largest Internet backbones in the industry. Prior to joining AT&T Corporation, Ms. Earley was employed by IBM Corporation for 17 years with positions in sales, marketing, planning and strategy development. Ms. Earley previously served on the board of directors of a privately-held company, Gateway EDI, as well as on the boards of Switch & Data Facilities Company and Vignette Corp. prior to their sale. Ms. Earley received a Bachelor of Science degree in Accounting and a Master of Business Administration degree, both from the University of California, Berkeley. Our Board selected Ms. Earley to serve as a director because it believes she possesses valuable expertise in the data communications, hosting and colocation industries, as well as in strategic planning and operations, including extensive experience with sales, marketing and technology-related operations.

Ruann F. Ernst, Ph.D. has served as a director since 2004. Ms. Ernst is currently Chair of our Strategy Committee and a member of our Audit Committee and Compensation Committee. Ms. Ernst served as Chief Executive Officer of Digital Island, Inc., an e-business delivery network company, from June 1998 until her retirement in January 2002. Ms. Ernst was Chairperson of the Board of Digital Island from December 1999 through July 2001, when the company was acquired by Cable & Wireless, Plc. From 1988 through 1998, Ms. Ernst worked for Hewlett Packard Company, an electronics equipment and computer company, in various management positions, most recently as General Manager, Financial Services Business Unit, and also worked as a Vice President for General Electric Information Services Company. Prior to her work in the technology industry, Ms. Ernst served on the faculty of The Ohio State University, was Director of Medical Research and Computing and served as a Congressional Fellow in the Office of Technology Assessment. Ms. Ernst is a member of the board of directors and serves on the compensation committee and risk committee of IHS Inc., which is listed on the New York Stock Exchange. She also serves on the board of directors of three non-profit entities, Healthy LifeStars, The Ohio State University Foundation and The Ohio State University Innovation Foundation. Ms. Ernst received a Bachelor of Science, Master of Science and Ph.D. degrees from The Ohio State University. Our Board selected Ms. Ernst to serve as a director because it believes she possesses valuable expertise in the telecommunications and colocation industries, including extensive experience working with and leading technology companies.

Kevin J. Kennedy has served as a director since 2013. Mr. Kennedy is currently a member of our Compensation Committee and Strategy Committee. Mr. Kennedy has been President, Chief Executive Officer and a member of the board of directors of Avaya Inc., a global provider of real-time business collaboration and communications solutions, since December 2008. Previously, Mr. Kennedy served as Chief Executive Officer of JDS Uniphase Corporation, a provider of optical communications products, from September 2003 to December 2008, as President from March 2004 to December 2008 and as a member of the board of directors from November 2001 to August 2012, including as Vice Chairman of the board of directors from December 2008 to August 2012. Prior to joining JDS Uniphase Corporation, Mr. Kennedy held product development and operations positions with Openwave Systems, Inc., Cisco Systems, Inc. and AT&T Corporation. Mr. Kennedy is a member the board of directors and serves on the compensation committee of KLA-Tencor Corporation, a supplier of process control and yield management solutions for the semiconductor industry, which is listed on The NASDAQ Stock Market LLC. Since 2007, Mr. Kennedy has also served on the board of directors of the Canary Foundation, a non-profit organization. Mr. Kennedy previously served on the boards of directors of Rambus Inc., a developer of high-speed chip-to-chip interface technology, from 2003 to 2008, and Polycom Inc., a provider of telepresence, voice and video conferencing solution, from 2008 to 2009. Mr. Kennedy is also currently a Presidential Advisory Member of the National Security Telecommunications Advisory Committee. Mr. Kennedy received a Bachelor of Science in Mechanical Engineering degree from Lehigh University and a Master of Science, Master of Philosophy and Ph.D. degrees from Rutgers University. Our Board selected Mr. Kennedy to serve as a director because it believes he possesses valuable expertise in the communications and technology industries, including extensive experience working with and leading public companies in these industries, as well as his experience on the boards of directors of public companies.

William G. LaPerch has served as a director since 2013. Mr. LaPerch is currently a member of our Audit Committee and Strategy Committee. Previously, from January 2004 to July 2012, Mr. LaPerch was Chief Executive Officer, President and a member of the board of directors at AboveNet, Inc., a provider of bandwidth infrastructure services. Prior to AboveNet, Inc., Mr. LaPerch served as President, Network Services from 2001 to 2003 and as President, Enterprise Services from 2000 to 2001 of Metromedia Fiber Network, a provider of metro fiber services. From 1989 to 2000, Mr. LaPerch held various operations and engineering positions at MCI Worldcom, Inc., a global communications company, including most recently as Vice President, Network Services. Prior to joining MCI Worldcom, Inc., Mr. LaPerch held sales and operations positions with NYNEX Corporation, a communications company. Mr. LaPerch is a member of the board of directors and serves on the audit and compensation committees of Imation Corp., a global scalable storage and data security company, which is listed on the New York Stock Exchange. Mr. LaPerch also serves on the board of directors of Net Conference, a privately held provider of virtual meeting services, and FirstLight, a privately held provider of telecommunications services. Mr. LaPerch is a graduate of the U.S. Military Academy at West Point and received a Master of Business Administration degree from Columbia University. Our Board selected Mr. LaPerch to serve as a director because it believes he possesses valuable expertise in the bandwidth, colocation, interconnection and communications industries, including extensive experience working with and leading public companies in these industries.

Robert H. Zerbst has served as a director since October 2009. Mr. Zerbst is currently Chair of our Compensation Committee and a member of our Nominating and Corporate Governance Committee. Mr. Zerbst is currently a private real estate investor. Mr. Zerbst joined CBRE Global Investors (formerly CB Richard Ellis Investors) as President in 1997, and served as Chief Executive Officer from 1998 through 2007, Chairman during 2007 and 2008 and Special Advisor to the Chief Executive Officer from 2009 to 2010. In 1981, Mr. Zerbst founded and served as Chief Executive Officer of Piedmont Realty Advisors, a San Francisco-based real estate investment manager. In 1991, Piedmont merged with The RREEF Funds. While a partner at RREEF, Mr. Zerbst was responsible for all investments in the western United States and opportunistic investments nationally. In 2013, Mr. Zerbst joined the board of directors and currently serves as a member of the audit committee and nominating and corporate governance committee of HF2 Financial Management, Inc. (NASDAQ: HTWO). Mr. Zerbst was the Chairman and member of the audit and compensation committees of the board of directors of CBRE Realty Trust, a public company, from 2004 through 2009. He also serves as chairman of Overseas Investor Services, LLC, a privately held investment management firm, and chairman of the advisory board of Chenco Holdings Co., a privately held real estate investment company. Mr. Zerbst is past Chairman of the National Association of Real Estate Investment Managers (NAREIM), past board member of the National Council of Real Estate Investment Fiduciaries (NCREIF), a member of The Asia Society, Northern California Council of Foreign Affairs and the Policy Advisory Board of the Fisher Center at the Haas School of Business, University of California, Berkeley and a Trustee of the San Francisco Conservatory of Music. Mr. Zerbst received a Bachelor of Arts degree from Miami University and a Master of Arts in Economics, Master of Business Administration and Ph.D. degrees in Finance and Real Estate Economics from The Ohio State University. He has also earned the CRE and MAI professional designations. Our Board selected Mr. Zerbst to serve as a director because it believes he possesses valuable financial and real estate industry expertise, including extensive experience with real estate acquisition and investment.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF MESSRS. SINGLETON, CHAPMAN, KENNEDY, LAPERCH AND ZERBST AND MSES. EARLEY AND ERNST TO SERVE ON OUR BOARD OF DIRECTORS UNTIL THE 2015 ANNUAL MEETING AND UNTIL A SUCCESSOR FOR EACH IS DULY ELECTED AND QUALIFIES.

Executive Officers

The following table sets forth the names, ages as of March 4, 2014 and positions of our current executive officers (the “executive officers”):

Name	Age	Position	Officer Since
A. William Stein	60	Interim Chief Executive Officer, Chief Financial Officer, Chief Investment Officer and Secretary (principal executive officer and principal financial officer)	2004
Scott E. Peterson	52	Chief Acquisitions Officer	2004
David J. Caron	58	Senior Vice President, Portfolio Management	2004
Matthew J. Miszewski	43	Senior Vice President, Sales	2013
Bernard Geoghegan	52	Managing Director, EMEA	2013
Ellen Jacobs	60	Senior Vice President, Corporate Services and Human Resources	2007
Kris Kumar	53	Senior Vice President and Regional Head, Asia Pacific	2010
Joshua A. Mills	42	Senior Vice President, General Counsel and Assistant Secretary	2005
Edward F. Sham	54	Senior Vice President, Controller	2005
James M. Smith	45	Chief Technology Officer	2007

The following are biographical summaries for our executive officers:

A. William Stein joined GI Partners as a consultant in April 2004, has served as our Chief Financial Officer, Chief Investment Officer and Secretary since July 2004 and was appointed as our Interim Chief Executive Officer in March 2014. Mr. Stein has over 32 years of investment, financial and operating management experience in both large company environments and small, rapidly growing companies. Prior to joining our Company, Mr. Stein provided turnaround management advice to both public and private companies. From 2000 to 2001, Mr. Stein served as Co-Head of VentureBank@PNC and Media and Communications Finance at The PNC Financial Services Group where he was responsible for directing the delivery of PNC’s products and services to VentureBank’s high technology and emerging growth client base. Before joining PNC, Mr. Stein was President and Chief Operating Officer of TriNet Corporate Realty Trust, a real estate investment trust, or REIT, that was acquired by Starwood Financial Trust (now called iStar Financial) in late 1999. Prior to being named President of TriNet, Mr. Stein was its Executive Vice President, Chief Financial Officer and Secretary. TriNet’s portfolio consisted of office, industrial and retail properties throughout the U.S. Before joining TriNet in 1995, Mr. Stein held a number of senior investment and financial management positions with Westinghouse Electric, Westinghouse Financial Services and Duquesne Light Company. Mr. Stein practiced law for eight years, specializing in financial transactions and litigation. Prior to August 2013, Mr. Stein was a member of the board of directors and served on the audit committee and the compensation committee of Wesdome Gold Mines LTD, a public company traded on the Toronto Stock Exchange. Mr. Stein received a Bachelor of Arts degree from Princeton University, a Juris Doctor degree from the University of Pittsburgh and a Master of Science degree with Distinction from the Graduate School of Industrial Administration at Carnegie Mellon University.

Scott E. Peterson is our Chief Acquisitions Officer responsible for acquisition activities and has served in such role since November 2010. Prior to this role, Mr. Peterson served as our Senior Vice President, Acquisitions since October 2004. Mr. Peterson was a managing director of GI Partners from August 2002 until October 2004. While at GI Partners, Mr. Peterson was responsible for property acquisitions with an emphasis on technical properties. Mr. Peterson has over 27 years of real estate experience and, prior to joining GI Partners, was a Senior Vice President with GIC Real Estate, the real estate investment entity for the Government of Singapore Investment Corporation, from May 1994 to August 2002. Previously, Mr. Peterson was active in investments, development and asset management with LaSalle Partners, a real estate services company, and Trammell Crow Company, a real estate developer. Mr. Peterson received a Bachelor of Arts degree from Northwestern University and a Master of Business Administration degree from Northwestern University.

David J. Caron has served as our Senior Vice President of Portfolio Management since February 2009. Mr. Caron joined our Company in October 2004 as Vice President of Portfolio Management responsible for the performance of our eastern region. Mr. Caron has over 32 years of experience managing extensive portfolios of commercial properties. From 1992 until joining our Company, Mr. Caron was Vice President of Asset Management at Bank of Boston, where he specialized in the management and disposition of a national portfolio of commercial office and retail properties. Previously, Mr. Caron spent 12 years at John Hancock, where he had various roles in real estate finance for its Tucker Anthony subsidiary and in his last role he was the Vice President of Operations for John Hancock Investment Services. In that role he structured private and public real estate funds and oversaw SEC filings for the funds. Mr. Caron received a Bachelor of Science degree from Northeastern University.

Matthew J. Miszewski has served as our Senior Vice President of Sales since January 2013, and is responsible for overseeing the Company’s sales and leasing efforts as well as marketing activities globally. From January 2011 until joining the Company, Mr. Miszewski was Senior Vice President, Enterprise Sales and the Global Public Sector, at Salesforce.com, an enterprise cloud computing company. Prior to this role, Mr. Miszewski also served as General Manager, Worldwide Government at Microsoft from April 2007 to December 2010, where he managed the firm’s Global Public Sector business unit. Previously, Mr. Miszewski worked as Chief Information Officer for the State of Wisconsin, President of an IT consulting firm and partner in a law firm. Mr. Miszewski received a Bachelor of Arts degree from Marquette University and a Juris Doctor degree from the University of Wisconsin Law School.

Bernard Geoghegan has served as our Managing Director, EMEA since April 2013, and is responsible for managing the Company’s operations and corporate activities in EMEA. Previously, Mr. Geoghegan served as Senior Vice President of International Operations at the Company from October 2008 through December 2010 after joining the Company in 2006 as Vice President, Europe. From January 2011 to March 2013, Mr. Geoghegan served as executive vice president of Colt Data Centre Services, a modular data center provider. Mr. Geoghegan is a veteran of the IT industry with over 25 years’ experience in the sector. Prior to joining the Company in 2006, Mr. Geoghegan was the chief executive officer of Servecentric Ltd., a provider of co-location and premium managed services to the Irish market. Previously, Mr. Geoghegan has held senior operations and IT roles at Worldport and Xerox Europe and various IT management and software development roles with Pioneer Investments, Informix Software Inc., Digital Equipment Corporation and Ashton-Tate. Mr. Geoghegan received a Bachelor of Science degree from University College Dublin in Ireland.

Ellen Jacobs has served as our Senior Vice President of Corporate Services and Human Resources since December 2010 and is responsible for the Company’s human resource and enterprise technology functions. She joined the Company in January 2007 as Vice President of Corporate Services and Human Resources. Prior to joining the Company, Ms. Jacobs held various Vice President of Human Resource positions at Charles Schwab, Advanced Micro Devices, and Continental Grain Company. Previously, Ms. Jacobs spent 15 years as a grain trader with Continental Grain, Central Soya and Cargill, Inc. Ms. Jacobs received a Bachelor of Science degree in Business from the University of Colorado – Boulder and a Master of Business Administration degree from the Kellogg School of Management, Northwestern University.

Kris Kumar has served as our Senior Vice President and Regional Head of Asia Pacific since March 2012 and is responsible for overseeing our Company’s corporate and operational activities in the Asia Pacific region. Prior to this role, Mr. Kumar served as our Vice President, Regional Head of Asia Pacific—Corporate Development from May 2010 to March 2012. Mr. Kumar has over 31 years of experience in the IT/data center infrastructure, real estate and maritime industries. From 2004 until joining our Company, Mr. Kumar was the President and co-founder of Global DC, a consulting and project implementation business that delivered move-in ready data center projects across the Asia Pacific region. Prior to that, Mr. Kumar was Founder of CFM Group, a company engaged in business planning, project advisory/management, data center design/build and managed services across the Asia Pacific region. CFM Group was sold in 2000 to Nortel Networks, where Mr. Kumar was the head of Data Centre Strategy for Asia Pacific until 2004. Previously, Mr. Kumar also served as a Marine

Engineer in the Indian, British and American Merchant Navy for 10 years. Mr. Kumar received a Bachelor’s degree in Marine Engineering (Distinction) and a Postgraduate degree in Facilities Management & Finance from Sydney University.

Joshua A. Mills has served as our Senior Vice President, General Counsel and Assistant Secretary since December 2010. Mr. Mills joined the Company in April 2005 as General Counsel. Prior to joining the Company, Mr. Mills was a corporate attorney with Latham & Watkins LLP where his practice included mergers and acquisitions, corporate finance and venture capital financing transactions as well as general company representation. Prior to joining Latham & Watkins, Mr. Mills served as Associate General Counsel for McAfee.com Corporation and as an associate with Shearman & Sterling, LLP. Mr. Mills received a Bachelor of Arts degree from the University of Washington and a Juris Doctor degree from the University of California, Hastings College of the Law.

Edward F. Sham has served as our Senior Vice President and Controller since December 2010. He joined the Company in September 2005 as Vice President and Controller, in which position he served until November 2010. With more than 20 years’ experience in accounting and real estate, Mr. Sham held positions as Vice President & Controller of Catellus Development Corporation, now part of ProLogis; Controller of Bay Apartment REIT, now Avalon Bay; and Portfolio Controller of O’Connor Realty Advisors. In addition, Mr. Sham was a certified public accountant with Ernst & Young LLP in their real estate group for seven years. Mr. Sham received a Bachelor of Science degree from San Francisco State University and is a member of AICPA and California CPA society.

James M. Smith has served as our Chief Technology Officer since January 2008 and is responsible for overseeing data center development, and power procurement and energy management. Mr. Smith joined the Company in November 2004 as Engineering Director. Thereafter, Mr. Smith served as Vice President, Engineering from January 2007 to December 2007. Mr. Smith has over 13 years of data center development experience, including as Chief Technical Officer at Colo.com, Founder and General Manager of ATMnet, which was acquired by Verio in 1997, and General Manager at 360networks. Mr. Smith received a Bachelor of Science degree in Chemistry from Fort Lewis College and a Master of Business Administration degree from London Business School.

Board Governance Documents

The Board maintains charters for all its committees. In addition, the Board has adopted a written set of Corporate Governance Guidelines, as well as a Code of Business Conduct and Ethics that applies to the Company’s employees, officers and directors, including our principal executive officer and principal financial officer. To view the charters of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, Corporate Governance Guidelines and Code of Business Conduct and Ethics, please visit our website at www.digitalrealty.com. Each of these documents is also available, free of charge, in print to any stockholder who sends a written request to such effect to A. William Stein, Secretary, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111.

Independent Directors

New York Stock Exchange (“NYSE”) listing standards require NYSE-listed companies to have a majority of independent board members and an audit committee, compensation committee and nominating and corporate governance committee each composed solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the board of directors of such company affirmatively determines that the director has no material relationship with such company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).

In addition, the NYSE listing standards provide that a director is not independent if:

(i) the director is, or has been within the last three years, an employee of the listed company, or an immediate family member is, or has been within the last three years, an executive officer of the listed company;

(ii) the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

(iii) (A) the director is a current partner or employee of a firm that is the company’s internal or external auditor; (B) the director has an immediate family member who is a current partner of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on the listed company’s audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the listed company’s audit within that time;

(iv) the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the listed company’s present executive officers at the same time serves or served on that company’s compensation committee; or

(v) the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

The Board by resolution has affirmatively determined that, based on the standards set forth in the NYSE rules and our corporate governance documents, all nominees for election to the Board at the Annual Meeting are independent (the “Independent Directors”).

Board Meetings

The Board held ten meetings and the Independent Directors met in executive session five times during 2013. During 2013 Mr. Singleton, as the Chairman of the Board, has served as the presiding director of the executive sessions of the Independent Directors. The number of meetings for each Board committee is set forth below under the heading “—Board Committees.” During the year ended December 31, 2013, each of the directors attended at least 75% of the total number of meetings of the Board and of the committees on which he or she served. All of the then-current directors attended the 2013 Annual Meeting, and the Board expects all current directors to attend the 2014 Annual Meeting barring unforeseen circumstances or irresolvable conflicts.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the full Board and executive sessions of the Independent Directors. This separation of the roles of Chairman and Chief Executive Officer also allows for greater oversight of the Company by the Board. The Board has determined that our Board leadership structure is the most appropriate at this time, given the specific characteristics and circumstances of the Company, and the skills and experience of Mr. Singleton.

Board Committees

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The function of the Audit Committee is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the qualifications, engagement, compensation, and independence of the registered public accounting firm that audits the Company’s financial statements (the “independent auditor”); and (iv) the performance of the Company’s internal audit function and independent auditor. The Audit Committee also prepares the disclosure required by federal securities laws to be included in the Company’s annual Proxy Statement. The Audit Committee is directly responsible and has sole authority for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. In addition, the Audit Committee is responsible for reviewing, at least annually, the independence, performance, qualifications and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel; and oversight of the annual audit, quarterly review, and internal audit.

The Audit Committee carries out its responsibilities in accordance with the terms of our Audit Committee Charter, which is located on our website at www.digitalrealty.com and is available in print to any stockholder who requests it by writing to our Secretary, as provided for in “—Board Governance Documents.” Mr. Chapman is Chair and Ms. Earley, Ms. Ernst and Mr. LaPerch are members of the Audit Committee. The Board has determined that Mr. Chapman is an “audit committee financial expert” as defined by the SEC. The Audit Committee meets the NYSE composition requirements, including the requirements dealing with financial literacy and financial sophistication. The Audit Committee is composed of Independent Directors under the current NYSE listing standards. Such directors also satisfy the independence requirements of Section 10A-3(m) of the Exchange Act and Rule 10A-3(b)(i). During 2013, the Audit Committee met four times.

Before the Company’s independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee is required to pre-approve the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. The Audit Committee delegated the authority to grant pre-approvals to Mr. Chapman, the Chair of the Audit Committee.

Information regarding the specific functions performed by the Audit Committee is set forth below in “Audit Matters—Audit Committee Report.”

Compensation Committee

We have a standing Compensation Committee, whose function is to discharge or assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executives, including by designing, approving, recommending to the Board for approval, implementing, administering, managing and evaluating the compensation plans, policies and programs of the Company. The Compensation Committee also prepares the disclosure required by federal securities laws to be included in the Company’s annual Proxy Statement. The Compensation Committee reviews and approves the compensation for our named executive officers and reviews compensation for all other executive officers, administers the First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan, as amended (the “Incentive Award Plan”), and any other incentive compensation programs.

Our Compensation Committee Charter is located on our website at www.digitalrealty.com and is available in print to any stockholder who requests it by writing to our Secretary, as provided for in “—Board Governance Documents.” Mr. Zerbst is Chair and Ms. Earley, Ms. Ernst and Mr. Kennedy are members of the Compensation Committee. All members of the Compensation Committee are Independent Directors. The Board by resolution also affirmatively determined that none of the members of our Compensation Committee had any relationship to the Company which was material to that director’s ability to be independent from management in connection with the duties of a compensation committee member. Such directors also satisfy the independence requirements of Section 10C(a) of the Exchange Act and Rule 10C-1(b)(1). During 2013, the Compensation Committee met seven times.

The Compensation Committee exercises all powers delegated to it by the Board related to compensation matters, including approval of incentive compensation and oversight of benefit plans for employees of the Company. The Compensation Committee has authority to grant awards under our Incentive Award Plan. The Compensation Committee is primarily responsible for determining cash and non-cash compensation for our Chief Executive Officer, Chief Financial Officer and other named executive officers.

In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, except for:

•	the review and approval of compensation for our Chief Executive Officer, Chief Financial Officer and all other named executive officers;

•

the recommendations to the Board with respect to non-CEO compensation, incentive compensation plans and equity-based plans and the review and approval of all officers’ employment agreements and severance arrangements;

•	the management and review of all annual bonus, long-term incentive compensation, equity compensation and employee benefit plans; and

•

any matters that involve executive compensation or any matters where the Compensation Committee has determined such compensation is intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), by virtue of being approved by a committee of “outside directors” or is intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3 by virtue of being approved by a committee of “non-employee directors.”

To aid the Compensation Committee in making its determinations, management provides recommendations annually to the Compensation Committee regarding the compensation of all named executive officers. Each named executive officer participates in an annual performance review either with the Compensation Committee, with input from the Board, in the case of our Chief Executive Officer, or with our Chief Executive Officer, in the case of all other named executive officers, to obtain input about their contributions to our success for the period being assessed. The performance of our named executive officers is also reviewed annually by the Compensation Committee.

For 2013, the Compensation Committee retained the services of Towers Watson & Co. (“Towers Watson”) until July 2013. In July 2013, the Compensation Committee selected FPL Associates L.P. (“FPL”) to serve as the Compensation Committee’s independent compensation consultant. Each of Towers Watson and FPL was engaged to assist the Compensation Committee, among other things, in conducting and presenting the annual review of the total compensation packages for our executive officers, including base salary, total cash compensation, target bonuses, long-term incentives and total direct compensation; reviewing market data on compensation; understanding industry trends; performing equity dilution and overhang analysis; reviewing and assessing the current annual incentive plan; reviewing and assessing the long-term incentives currently provided to executives and future awards; understanding trends to carry out the Compensation Committee’s duties; aligning and testing performance-related pay; reviewing non-employee directors’ compensation; and understanding stakeholder interests. The Compensation Committee assessed the independence of Towers Watson and FPL pursuant to the rules prescribed by the SEC and the NYSE and concluded that no conflict of interest existed in 2013 that would prevent Towers Watson or FPL from serving as an independent consultant to the Compensation Committee.

Nominating and Corporate Governance Committee

We have a standing Nominating and Corporate Governance Committee, whose function is to assist the Board in discharging the Board’s responsibilities regarding (i) the identification of qualified candidates to become Board members; (ii) the selection of nominees for election as directors; (iii) the selection of candidates to fill any vacancies on the Board; (iv) the development and recommendation to the Board of a set of corporate governance guidelines and principles applicable to the Company; and (v) oversight of the evaluation of the Board and management.

Our Nominating and Corporate Governance Committee Charter is located on our website at www.digitalrealty.com and is available in print to any stockholder who requests it by writing to our Secretary, as provided for in “—Board Governance Documents.” Ms. Earley is Chair and Mr. Chapman, Mr. Singleton and Mr. Zerbst are members of the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are Independent Directors. During 2013, the Nominating and Corporate Governance Committee met four times. Further information regarding the Nominating and Corporate Governance Committee is set forth below in “—Qualifications of Director Nominees,” “—Nominating and Corporate Governance Committee’s Process for Considering Director Nominees” and “—Manner by which Stockholders May Recommend Director Nominees.”

Qualifications of Director Nominees

The Nominating and Corporate Governance Committee has not set forth minimum qualifications for Board nominees. Pursuant to its charter, in identifying candidates to recommend for election to the Board, the Nominating and Corporate Governance Committee considers the following criteria:

(i)	personal and professional integrity, ethics and values;

(ii)	experience in corporate governance including as an officer, board member or senior executive or as a former officer, board member or senior executive of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment;

(iii)	experience as a board member of another publicly held company;

(iv)	academic, executive and/or operational expertise in an area of the Company’s industry or operations;

(v)	practical and mature business judgment, including ability to make independent analytical inquiries; and

(vi)	ability to work as part of a team.

While the Nominating and Governance Committee does not have a formal policy regarding diversity, the Company’s Corporate Governance Guidelines state that each individual nominee is evaluated in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Committee considers diversity of the Board in identifying director nominees, including diversity in experience, professional background, areas of expertise and industries of the candidate.

Nominating and Corporate Governance Committee’s Process for Considering Director Nominees

The Nominating and Corporate Governance Committee, at least annually, evaluates the performance of each current director and considers the results of such evaluation when determining whether to recommend the nomination of such director for an additional term. At an appropriate time prior to each annual meeting at which directors are to be elected or re-elected, the Nominating and Corporate Governance Committee recommends to the Board for nomination by the Board such candidates as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Nominating and Corporate Governance Committee recommends to the Board for election by the Board to fill such vacancy, such prospective member of the Board as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve. In determining whether a prospective member is qualified to serve, the Nominating and Corporate Governance Committee will consider the factors listed above in “—Qualifications of Director Nominees.”

The foregoing notwithstanding, if the Company is legally required by contract or otherwise to permit a third party to designate one or more of the director nominees to be elected (for example, pursuant to rights contained in the Articles Supplementary of each class of our outstanding preferred stock, voting together, to elect two directors upon a dividend default), then the nomination or election of such directors will be governed by such requirements. Additionally, recommendations received from stockholders will be considered and are subject to the same criteria as are candidates nominated by the Nominating and Corporate Governance Committee.

Manner by which Stockholders May Recommend Director Nominees

The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders of the Company. All recommendations must be directed to Kathleen Earley, Chair of the Nominating and Corporate Governance Committee, care of A. William Stein, Secretary, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, California 94111. Recommendations for director nominees to be considered at the 2015 Annual Meeting must be received in writing not later than 5:00 p.m., Pacific Time, on November 19, 2014 and not earlier than October 20, 2014. In the event that the date of the 2015 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2014 Annual Meeting, notice by the stockholder must be received not earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the meeting, as originally convened, or the 10th day following the date of the first public announcement of the meeting. Each stockholder recommending a person as a director candidate must provide the Company with the information specified in our Bylaws, as described under “Other Matters—Stockholder Proposals and Nominations” below. The recommending stockholder must also provide supplemental information that the Nominating and Corporate Governance Committee may request to determine whether the proposed nominee (i) is qualified to serve on the Audit Committee, (ii) meets the standards of an independent director and (iii) satisfies the standards for our directors set forth above in “—Qualifications of Director Nominees.” Further, the proposed nominee must make himself or herself reasonably available to be interviewed by the Nominating and Corporate Governance Committee. Please refer to “Other Matters—Stockholder Proposals and Nominations” below for further information. The Nominating and Corporate Governance Committee will consider all recommended director candidates submitted to it in accordance with these established procedures, though it will only recommend to the Board as potential nominees those candidates it believes are most qualified. However, the Nominating and Corporate Governance Committee will not consider any director candidate if the candidate’s candidacy or, if elected, Board membership, would violate controlling state law or federal law.

Strategy Committee

We have a Strategy Committee, whose function is to assist the Board with its oversight responsibilities regarding the development and implementation of the Company’s corporate strategy. Ms. Ernst is Chair and

Mr. Kennedy and Mr. LaPerch are members of the Strategy Committee. During 2013, the Strategy Committee met two times.

Board’s Role in Oversight of Risk

The Board has an active role in overseeing management of the Company’s risks, and the Company’s management provides it with a regular report highlighting its assessments and recommendations. The Board regularly reviews information from members of senior management regarding the Company’s financial performance, balance sheet, credit profile and liquidity, as well as the risks associated with each. The Board also receives reports from members of management on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic risks. The Compensation Committee of the Board assesses and monitors risks relating to the Company’s executive officer and employee compensation policies and practices. The Audit Committee of the Board oversees management of financial reporting and internal controls risks. The Nominating and Corporate Governance Committee of the Board is responsible for overseeing the management of risks associated with the independence of the Board.

Stockholder and Interested Party Communications with the Board

Stockholders and interested parties may send correspondence directed to the Board, care of Joshua A. Mills, Senior Vice President, General Counsel and Assistant Secretary, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111. Mr. Mills will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. Mr. Mills will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. Mr. Mills will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication, as appropriate. Correspondence intended for our non-management and Independent Directors as a group should be addressed to the Company at the address above, Attention: Independent Directors.

ITEM 2.	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 and has further directed that management submit the selection of KPMG LLP for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited the Company’s financial statements since the Company’s inception in 2004. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain KPMG LLP in the future. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the selection of KPMG LLP as our independent registered public accounting firm.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFYING THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014.

ITEM 3.	DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND DIGITAL REALTY TRUST, L.P. 2014 INCENTIVE AWARD PLAN

We are asking our stockholders to approve the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan (the “2014 Plan”). Our Board adopted the 2014 Plan on March 18, 2014, subject to stockholder approval. The 2014 Plan will become effective on the date of the Annual Meeting, subject to approval by our stockholders. Unless and until our stockholders approve the 2014 Plan, we will continue to grant awards under the terms of our existing First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan (as amended from time to time, the “2004 Plan”) using the shares available for issuance thereunder. The 2004 Plan will expire by its terms on July 31, 2014.

The 2014 Plan is intended to replace our 2004 Plan. Upon stockholder approval of the 2014 Plan, the 2014 Plan will become effective and will supersede and replace in its entirety the 2004 Plan, and no further awards will be granted under the 2004 Plan; however, the terms and conditions of the 2004 Plan will continue to govern any outstanding awards granted under the 2004 Plan. If the 2014 Plan is not approved by our stockholders, the 2014 Plan will not become effective, the 2004 Plan will continue in effect, and we may continue to grant awards under the 2004 Plan, subject to its terms, conditions and limitations, until its expiration on July 31, 2014 using the shares available for issuance thereunder (after which date no further awards may be granted under the 2004 Plan).

We believe that equity incentives are critical to attracting and retaining the most talented employees in our industry. Stockholder approval of the 2014 Plan will allow us to continue to provide such incentives.

Stockholder Approval Requirement

Stockholder approval of the 2014 Plan is necessary in order for us to (1) meet the stockholder approval requirements of the NYSE, (2) take tax deductions for certain compensation resulting from awards granted thereunder intended to qualify as performance-based compensation under Section 162(m) of the Code and (3) grant incentive stock options (“ISOs”) thereunder.

Specifically, approval of the 2014 Plan will constitute approval of the performance criteria set forth in the Plan pursuant to the stockholder approval requirements of Section 162(m) of the Code, which will enable (but not require) us to award performance-based compensation within the meaning of Section 162(m) through our 2019 annual meeting of stockholders, preserving the deductibility of these awards for federal income tax purposes. In addition, approval of the 2014 Plan will constitute approval pursuant to the stockholder approval requirements of Section 422 of the Code relating to ISOs.

In its determination to approve the 2014 Plan, the Board reviewed an analysis prepared by FPL, its independent compensation consultant, which included an analysis of certain burn rate, dilution and overhang metrics, peer group market practices and trends, and the costs of the 2014 Plan, including the estimated stockholder value transfer cost. Specifically, the Board considered that:

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In 2013, 2012 and 2011, we granted equity awards representing a total of approximately 294,793 shares (net of forfeitures), 253,297 shares (net of forfeitures) and 276,761 shares, respectively, under the 2004 Plan. This level of equity awards represents a three-year average burn rate of 0.61% of fully diluted common shares outstanding.

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FPL’s analysis, which is based on generally accepted evaluation methodologies used by proxy advisory firms, concluded that the number of shares under the 2014 Plan is well within generally accepted standards as measured by an analysis of the plan cost relative to industry standards.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the size of the share reserve under the 2014 Plan is reasonable and appropriate at this time. The Board will not create a subcommittee to evaluate the risks and benefits for issuing the additional authorized shares requested.

Summary of the 2014 Plan

General

The 2014 Plan is intended to promote the interests of the Company and its stockholders by providing employees, consultants and eligible non-employee directors with incentives and rewards to encourage them to continue in the service of the Company or its affiliates. The 2014 Plan is designed to serve this goal by providing such individuals with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company. Our Board believes our capacity to grant equity-based compensation has been a significant factor in our ability to achieve our growth objectives and enhance stockholder value. The principal features of the 2014 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2014 Plan itself, a copy of which is attached to this Proxy Statement as Appendix A. You are encouraged to read the Plan in its entirety.

Administration

The 2014 Plan will be administered by the Compensation Committee. Unless otherwise determined by our Board, the Compensation Committee will consist solely of two or more non-employee directors of the Company appointed by our Board, each of whom is an “outside director” within the meaning of Section 162(m) of the Code, a “non-employee director” within the meaning of the rules under Section 16 of the Exchange Act, and an “independent director” under the rules of the NYSE (or other principal securities market on which shares of our common stock are traded). The Compensation Committee may delegate to a committee of one or more members of our Board or one or more of our officers the authority to grant or amend awards to participants other than (i) our senior executives who are subject to Section 16 of the Exchange Act, (ii) “covered employees” with respect to awards intended to constitute “performance-based compensation” under Section 162(m) of the Code or (iii) officers of the Company or directors to whom the authority to grant or amend award has been delegated, subject to restrictions imposed by the Compensation Committee from time to time and by applicable law. The Board, Compensation Committee or delegate thereof, as applicable, are referred to herein as the “plan administrator.”

Unless otherwise limited by the Board, the Compensation Committee will have the authority to administer the 2014 Plan with respect to grants of equity awards, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, as well as the authority to delegate such administrative responsibilities.

Eligibility

Persons eligible to participate in the 2014 Plan are all non-employee members of our Board (currently seven directors), all directors of Digital Services, Inc. (currently one director), and, as of March 4, 2014, approximately 800 employees and approximately 500 consultants of the Company, Digital Realty Trust, L.P., a Maryland limited partnership (our “operating partnership” or the “operating partnership”), and Digital Services, Inc. (including their respective subsidiaries), as determined by the Compensation Committee. The Company has not historically granted equity awards to its consultants.

Size of Share Pool; Limitation on Awards and Shares Available

If our stockholders approve the 2014 Plan, the total number of shares reserved for issuance thereunder will equal the sum of (i) 1,700,000 shares, (ii) the number of shares of our common stock which, as of the date of the Annual Meeting, remain available for issuance under the 2004 Plan, and (iii) any shares subject to outstanding awards under the 2004 plan as of the date of the Annual Meeting which, on or after such date, are forfeited or otherwise terminate or expire for any reason without the issuance of shares. As of March 4, 2014, there are 2,055,749 total shares of Common Stock or awards convertible into or exchangeable for Common Stock remaining available for issuance under the 2004 Plan and 2,813,294 shares of our Common Stock or awards convertible into or exchangeable for Common Stock were subject to outstanding awards, and options to purchase 122,773 share of our Common Stock were outstanding, under the 2004 Plan. The outstanding options as of March 4, 2014 had a weighted-average exercise price of $30.04 and weighted-average remaining contractual life of 2.22 years. The maximum number of shares of common stock that may be issued in connection with awards of incentive stock options under the 2014 Plan is 1,700,000 shares. Each profits interest unit of our operating partnership subject to an award will count as one share for purposes of calculating the aggregate number of shares available for issuance under the 2014 Plan and for purposes of calculating the individual award limits discussed below.

If any shares subject to an award under the 2014 Plan are forfeited, expire or are settled for cash, any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2014 Plan. However, the following shares may not be used again for grant under the 2014 Plan: (1) shares tendered or withheld to satisfy grant or exercise price or tax withholding obligations associated with an award; (2) shares subject to a stock appreciation right (“SAR”) that are not issued in connection with the stock settlement of the SAR on its exercise; and (3) shares purchased on the open market with the cash proceeds from the exercise of options.

Awards granted under the 2014 Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity awards in the context of a corporate acquisition or merger will not reduce the shares authorized for grant under the 2014 Plan.

The maximum number of shares of our common stock that may be subject to one or more awards granted to any one participant pursuant to the 2014 Plan during any calendar year is 1,500,000 shares, the maximum amount that may be paid under a cash award pursuant to the 2014 Plan to any one participant during any calendar year period is $10,000,000, and the maximum aggregate value, determined as of the grant date under applicable accounting standards, of awards that may be granted to any non-employee director pursuant to the 2014 Plan during any calendar year is $500,000.

Unless and until our stockholders approve the 2014 Plan, we will continue making grants under the terms and conditions of the 2004 Plan with respect to the shares remaining available for issuance thereunder (which, as of March 4, 2014, included 2,055,749 shares).

Awards

The 2014 Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), restricted stock, dividend equivalents, stock payments, restricted stock units (“RSUs”), performance shares, other incentive awards, profits interest units and SARs. Certain awards under the 2014 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the 2014 Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards will generally be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award.

Stock Options. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.

Restricted Stock Units. RSUs are contractual promises to deliver shares of our common stock (or the fair market value of such shares in cash) in the future, which may also remain forfeitable unless and until specified vesting conditions are met. RSUs generally may not be sold or transferred until vesting conditions are removed or expire. The shares underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time the RSUs are settled in shares, unless the RSU includes a dividend equivalent right (in which case the holder may be entitled to dividend equivalent payments under certain circumstances). Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. On the settlement date or dates, we will issue to the participant one unrestricted, fully transferable share of our common stock (or the fair market value of one such share in cash) for each vested and nonforfeited RSU.

Restricted Stock. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified vesting conditions are met. Vesting conditions applicable to restricted stock may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Holders of restricted stock will have voting rights and, except with respect to performance vesting awards, will have the right to receive dividends, if any, prior to the time when the restrictions lapse.

Stock Appreciation Rights. SARs entitle their holder, upon exercise, to receive an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions. SARs under the 2014 Plan will be settled in cash or shares of common stock, or in a combination of both, as determined by the administrator

Performance Shares. Performance shares are contractual rights to receive a range of shares of our common stock in the future based on the attainment of specified performance goals, in addition to other conditions which may apply to these awards. Conditions applicable to performance shares may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine.

Stock Payments. Stock payments are awards of fully vested shares of our common stock that may, but need not, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.

Other Incentive Awards. Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our common stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met. Other incentive awards may be linked to any one or more of the performance criteria listed below or other specific performance criteria determined by the plan administrator.

Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend payments dates during the period between a specified date and the date such award terminates or expires, as determined by the plan administrator. In addition, dividend equivalents with respect to shares covered by a performance award will only be paid to the participant at the same time or times and to the same extent that the vesting conditions, if any, are subsequently satisfied and the performance award vests with respect to such shares.

Profits Interest Units. Profits interest units are awards of units of our operating partnership intended to constitute “profits interests” within the meaning of the relevant Internal Revenue Service Revenue Procedure guidance. Provided applicable requirements set forth in the award and the partnership agreement of our operating partnership are satisfied, profits interest units may be converted into common units of the operating partnership and, in such case, may, at the holder’s election, be redeemed for cash or, at our option, exchanged for shares of our common stock.

Performance Awards

Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals. The plan administrator will determine whether performance awards are intended to constitute “qualified performance-based compensation” (“QPBC”) within the meaning of Section 162(m) of the Code, in which case the applicable performance criteria will be selected from the list below in accordance with the requirements of Section 162(m) of the Code.

Section 162(m) of the Code imposes a $1,000,000 cap on the compensation deduction that a publicly-held corporation may take in respect of compensation paid to its “covered employees” (which generally includes the corporation’s Chief Executive Officer and next three most highly compensated employees other than the Chief Financial Officer), but excludes from the calculation of amounts subject to this limitation any amounts that constitute QPBC. In order to constitute QPBC under Section 162(m) of the Code, in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by our compensation committee and linked to stockholder-approved performance criteria.

For purposes of the 2014 Plan, one or more of the following performance criteria will be used in setting performance goals applicable to QPBC, and may be used in setting performance goals applicable to other performance awards: (1) net earnings (either before or after one or more of the following: (a) interest, (b) taxes, (c) depreciation, (d) amortization and (e) non-cash equity-based compensation); (2) gross or net sales or revenue; (3) net income (either before or after taxes); (4) adjusted net income; (5) operating earnings or profit; (6) cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital); (7) return on assets; (8) return on net assets; (9) return on capital or return on invested capital; (10) return on stockholders’ equity; (11) stockholder return; (12) return on sales; (13) gross or net profit or operating margin; (14) costs; (15) funds from operations; (16) adjusted funds from operations; (17) core funds from operations; (18) cash available for distribution; (19) productivity; (20) expenses; (21) margins; (22) working capital; (23) earnings per share; (24) adjusted earnings per share; (25) price per share of common stock; (26) leasing activity; (27) implementation or completion of critical projects; (28) market share; (29) economic value (as determined by the plan administrator); (30) debt levels or reduction; (31) sales-related goals; (32) comparisons with other stock market indices; (33) operating efficiency; (34) financing and other capital raising transactions; (35) recruiting and maintaining personnel; (36) year-end cash; (37) acquisition activity; (38) investment sourcing activity; (39) customer service; (40) customer satisfaction; (41) employee satisfaction; and (42) marketing initiatives, any of which may be measured either in absolute terms for us or any operating unit of our company or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The 2014 Plan also permits the plan administrator to provide for objectively determinable adjustments to the applicable performance criteria in setting performance goals for QPBC awards.

Non-Employee Director Awards

During the term of the 2014 Plan, commencing with the Annual Meeting, each person who first becomes a non-employee director of the Company on the date of such annual meeting and each person who continues to be a non-employee director of the Company immediately following such meeting will, on the date of such meeting and on the date of each subsequent meeting to occur thereafter, receive a grant of a number of profits interest units valued, in the aggregate, at $100,000 (the “Annual Grant”). Each person who first becomes a non-employee director of the Company following the date of an annual meeting of stockholders of the Company will, upon his or her commencement of service as a non-employee director, receive a pro-rated Annual Grant based on the length of time during which he or she serves as a non-employee director between the date of such annual stockholders meeting and the date of our subsequent annual stockholders meeting (a “Pro-Rata Grant”). Each Annual Grant and Pro-Rata Grant will be fully vested as of the date of grant. Subject to certain limitations set forth in the 2014 Plan, non-employee directors of the Company may elect to receive an equivalent number of shares in the form of a stock payment or restricted stock award.

Certain Transactions

The plan administrator has broad discretion to take action under the 2014 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the 2014 Plan and outstanding awards. In the event of a change in control of our company (as defined in the 2014 Plan), to the extent that the surviving entity declines to assume or substitute outstanding awards or it is otherwise determined that awards will not be assumed or substituted, the plan administrator may cause the awards to become fully vested and exercisable in connection with the transaction. If an award vests and, as applicable, is exercised in lieu of assumption or substitution in connection with a change in control, the award will terminate upon the change in control.

Foreign Participants, Claw-Back Provisions, Transferability, and Participant Payments

The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to the provisions of any claw-back policy implemented by our company to the extent set forth in such claw-back policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the 2014 Plan are generally non-transferable prior to vesting, and are exercisable only by the participant, unless otherwise provided by the plan administrator. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2014 Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

Plan Amendment and Termination

Our board of directors may amend or terminate the 2014 Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the aggregate number of shares available under the 2014 Plan or any individual award limit under the 2014 Plan, “reprices” any stock option or SAR, or cancels any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. In addition, no amendment, suspension or termination of the Plan may, without the consent of the affected participant, impair any rights or obligations under any previously-granted award, unless the award itself otherwise expressly so provides. No ISO may be granted pursuant to the 2014 Plan after the tenth anniversary of the date of our 2014 annual stockholders meeting.

Additional REIT Restrictions

The 2014 Plan provides that no participant will be granted, become vested in the right to receive or acquire or be permitted to acquire, or will have any right to acquire, shares under an award if such acquisition would be prohibited by the restrictions on ownership and transfer of our stock contained in our charter or would impair our status as a REIT.

Material U.S. Federal Income Tax Consequence

The following is a brief description of the principal United States federal income tax consequences related to awards under the 2014 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed (other than to the limited extent discussed below under “Profits Interest Units” below). This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options. For federal income tax purposes, if participants are granted non-qualified stock options under the 2014 Plan, participants generally will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of non-qualified stock options, participants will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the date of exercise. The basis that participants have in shares of common stock, for purposes of determining their gain or loss on subsequent disposition of such shares of common stock generally, will be the fair market value of the shares of common stock on the date the participants exercise their options. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to participants when participants are granted an incentive stock option or when that option is exercised. However, the amount by which the fair market value of the shares of common stock at the time of exercise exceeds the option price will be an “item of adjustment” for participants for purposes of the alternative minimum tax. Gain realized by participants on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to us, unless participants dispose of the shares of common stock within (i) two years after the date of grant of the option or (ii) within one year of the date the shares of common stock were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares of common stock on the date of the option’s exercise (or the date of sale, if less) will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent that participants must recognize ordinary income. If such a sale or disposition takes place in the year in which participants exercise their options, the income such participants recognize upon sale or disposition of the shares of common stock will not be considered income for alternative minimum tax purposes.

Incentive stock options exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the participant.

Profits Interest Units. Participants generally are not expected to recognize taxable income at the time of the grant of profits interest units or the vesting of those units, provided that (i) the profits interest units qualify as “profits interests” within the meaning of the Code and related IRS guidance; (ii) the participant does not dispose of the profits interest units within two years of issuance; and (iii) certain other requirements are met. As a holder of profits interests units, however, a participant will be required to report on his or her income tax return his or her allocable share of the operating partnership’s income, gains, losses, deductions and credits in accordance with the partnership agreement of the operating partnership, regardless of whether the operating partnership actually makes a distribution of cash to the participant. Distributions of money by the operating partnership to the participant, on account of all interests in the operating partnership held by the participant, will generally be taxable to the participant to the extent that such distributions exceed the participant’s tax basis in such interests in the operating partnership. Any such gain generally will be capital gain, but a portion may be treated as ordinary income, depending on the assets of the operating partnership at that time. Upon the exchange of the profits interest units (or the common partnership units into which the profits interest units may be convertible) for Company shares, or the sale of such units, the participant will generally recognize gain or loss to the extent that the amount the participant receives plus the portion of the operating partnership’s liabilities allocated to such units exceeds the participant’s tax basis in such units. The gain generally will be taxable at capital gains rates, but may be subject to tax at higher rates depending on the assets of the operating partnership at the time of such disposition. The tax consequences may be similar with respect to any redemption by the operating partnership of such interests in exchange for cash. Generally, no deduction is available to us upon the grant, vesting or disposition of the profits interest units.

If a participant receives profits interests and is an employee of the operating partnership, the issuance of those profits interests may cause wages paid to the participant to be characterized and subject to taxation as self-employment income. If treated as a self-employed partner, the participant will be required to make quarterly income tax payments rather than having amounts withheld by us. Additionally, if self-employed, the participant must pay the full amount of all FICA employment taxes on his or her compensation, whereas employees are only responsible for 50% of these taxes. In addition, if required to be treated as a self-employed partner, the participant will not be able to participate in certain welfare benefit plans that may be maintained by us, such as so-called “cafeteria” plans, and the cost of employer- provided health and life insurance benefits will be includable in the participant’s taxable income (but may also be deductible to a limited extent). To date, the Internal Revenue Service has not issued definitive guidance regarding the treatment of wages paid to partner- employees.

Other Awards. The current federal income tax consequences of other awards authorized under the 2014 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects, with our approval, to accelerate recognition as of the date of grant); RSUs, stock-based performance awards and other types of awards are generally subject to income tax at the time of payment, vesting or settlement based on the fair market value of the award on that date. Compensation otherwise effectively deferred will generally be subject to income taxation when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

Section 162(m) of the Code

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2014 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

QPBC is disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock awards will generally qualify as performance-based compensation if (1) the award is granted by a compensation committee composed solely of two or more “outside directors,” (2) the plan contains a per-employee limitation on the number of awards which may be granted during a specified period, (3) the material terms of the plan are disclosed to and approved by the stockholders, (4) for stock options and SARs, the amount of compensation an employee could receive is based solely on an increase in the value of the stock after the date of the grant (which requires that the exercise price of the option is not less than the fair market value of the stock on the date of grant), and for awards other than options and SARs, established performance criteria that must be met before the award actually will vest or be paid, and (5) in the case of awards other than stock options and stock appreciation rights, the compensation committee has certified that the performance goals have been met prior to payment.

The 2014 Plan is designed to permit the plan administrator to grants awards which may qualify as QPBC under Section 162(m); however, awards other than options and stock appreciation rights granted under the 2014 Plan will only be treated as QPBC under Section 162(m) if the awards and the procedures associated with them comply with all other requirements of Section 162(m). As one of the factors in its decisions regarding grants under and administration of the 2014 Plan, the plan administrator will consider the anticipated effect of Section 162(m). These effects will depend upon a number of factors, including not only whether the grants qualify for the performance exception, but also the timing of executives’ vesting in or exercise of previously granted equity awards and receipt of other compensation. Furthermore, interpretations of and changes in the tax laws and other factors beyond the plan administrator’s control may also affect the deductibility of compensation. For these and other reasons, the plan administrator may make grants that do not qualify for the performance exception and our tax deductions for those grants may be limited or eliminated as a result of the application of Section 162(m).

Section 409A of the Code

Certain types of awards under the 2014 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the 2014 Plan and awards granted under the 2014 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the 2014 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

As of the date of this Proxy Statement, no awards have been granted under the 2014 Plan. Other than with respect to grants of profits interest units to our non-employee directors, which are discussed in more detail above, grants of awards under the 2014 Plan are subject to the discretion of the plan administrator and it is not possible to determine the benefits that will be received in the future by participants in the 2014 Plan or the benefits that would have been received by such participants if the 2014 Plan had been in effect in the year ended December 31, 2013.

Certain tables above under the general heading “Executive Compensation,” including the Summary Compensation Table, Grants of Plan-Based Awards table, Outstanding Equity Awards at Fiscal Year-End table, and Option Exercises and Stock Vested table set forth information with respect to prior awards granted to our NEOs under the 2004 Plan. The table below sets for the profits interest unit awards that would have been received by our non-employee directors during fiscal year 2013 if the 2014 Plan had been in effect during fiscal year 2013.

Name	Dollar Value ($)	Number of Units Covered by Awards
Michael F. Foust	$—	—
A. William Stein	—	—
Scott E. Peterson	—	—
David J. Caron	—	—
Matthew J. Miszewski	—	—
All current executive officers as a group	—	—
All current directors who are not executive officers as a group	$733,078	10,509
All employees who are not executive officers as a group	—	—

Recommendation

The Board believes that the 2014 Plan, which is intended to replace the 2004 Plan and continues to provide the ability to link participants’ pay to stockholder returns, is a critical compensation component in our ability to attract, retain and motivate employees, non-employee directors and consultants by aligning their interests with the interests of our stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the 2014 Incentive Award Plan.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND DIGITAL REALTY TRUST, L.P. 2014 INCENTIVE AWARD PLAN.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of March 4, 2014, the beneficial ownership of shares of our Common Stock and shares of Common Stock into which units of limited partnership (“units”) in Digital Realty Trust, L.P., a Maryland limited partnership (our “operating partnership” or the “operating partnership”), of which we are the sole general partner, are exchangeable for (i) each person who is the beneficial owner of 5% or more of the outstanding Common Stock and units, (ii) directors, nominees and named executive officers and (iii) all directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of our Common Stock and units shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The extent to which a person holds shares of Common Stock as opposed to units is set forth in the footnotes below. Unless otherwise indicated, the address of each named person is care of Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111.

Name of Beneficial Owner	Number of Shares and Units Beneficially Owned	Percent of All Shares(1)	Percent of All Shares and Units(2)
The Vanguard Group, Inc.(3)	16,016,929	12.5%	12.2%
Capital World Investors(4)	9,924,400	7.7%	7.6%
BlackRock, Inc.(5)	9,217,078	7.2%	7.0%
Vanguard Specialized Funds — Vanguard REIT Index Fund(6)	8,693,740	6.8%	6.6%
Capital Research Global Investors(7)	8,688,400	6.8%	6.6%
Dennis E. Singleton(8)	20,424	*	*
Michael F. Foust(9)	313,964	*	*
Laurence A. Chapman(10)	84,997	*	*
Kathleen Earley(11)	17,890	*	*
Ruann F. Ernst(12)	10,640	*	*
Kevin J. Kennedy(13)	1,677	*	*
William G. LaPerch(14)	3,677	*	*
Robert H. Zerbst(15)	5,963	*	*
A. William Stein(16)	80,482	*	*
Scott E. Peterson(17)	55,855	*	*
David J. Caron(18)	84,925	*	*
Matt Miszewski(19)	1,786	*	*
All directors and executive officers as a group (18 persons)	868,625	*	*

*	Less than 1%.
(1)	Based on 128,602,024 shares of our Common Stock outstanding as of March 4, 2014. The percentage of shares of our Common Stock beneficially owned by a person assumes that all the units held by such person that are vested or will vest within 60 days of March 4, 2014 are exchanged for shares of our Common Stock, that none of the vested units held by other persons are so exchanged, that all options for the purchase of shares of our Common Stock exercisable within 60 days of March 4, 2014 held by such person are exercised in full and that no options for the purchase of shares of our Common Stock held by other persons are exercised.
(2)	Based on 131,285,576 shares of our Common Stock and units, including vested long-term incentive units, outstanding as of March 4, 2014, comprising 128,602,024 shares of our Common Stock and 2,683,552 vested units. The percentage of shares of our Common Stock and units beneficially owned by a person assumes that all the units held by such person that are vested or will vest within 60 days of March 4, 2014 are exchanged for shares of our Common Stock, that none of the vested units held by other persons are so exchanged, that all options for the purchase of shares of our Common Stock exercisable within 60 days of March 4, 2014 held by such person are exercised in full and that no options for the purchase of shares of our Common Stock held by other persons are exercised.

(3)	Based solely on information contained in an amended Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 12, 2014. The address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355. The Vanguard Group, Inc. has sole voting power with respect to 275,678 shares, shared voting power with respect to 82,800 shares, sole dispositive power with respect to 15,799,700 shares and shared dispositive power with respect to 217,229 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 72,929 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 347,049 shares as a result of its serving as investment manager of Australian investment offerings.
(4)	Based solely on information contained in an amended Schedule 13G filed by Capital World Investors with the SEC on February 13, 2014. The address of Capital World Investors is 333 South Hope Street, Los Angeles, CA 90071. Capital World Investors has sole voting and sole dispositive powers with respect to 9,924,400 shares and shared voting and shared dispositive powers with respect to zero shares. Capital World Investors, a division of Capital Research and Management Company (“CRMC”), is deemed to be the beneficial owner of 9,924,400 shares as a result of CRMC acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.
(5)	Based solely on information contained in an amended Schedule 13G filed by BlackRock, Inc. with the SEC on January 28, 2014. The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022. BlackRock, Inc. has sole voting power with respect to 8,555,072 shares, sole dispositive power with respect to 9,217,078 shares and shared voting and shared dispositive powers with respect to zero shares.
(6)	Based solely on information contained in an amended Schedule 13G filed by Vanguard Specialized Funds—Vanguard REIT Index Fund with the SEC on February 4, 2014. The address of Vanguard Specialized Funds—Vanguard REIT Index Fund is 100 Vanguard Boulevard, Malvern, PA 19355. Vanguard Specialized Funds—Vanguard REIT Index Fund has sole voting power with respect to 8,693,740 shares, sole dispositive power with respect to zero shares, and shared voting and shared dispositive powers with respect to zero shares.
(7)	Based solely on information contained in a Schedule 13G filed by Capital Research Global Investors with the SEC on February 13, 2014. The address of Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071. Capital Research Global Investors has sole voting and sole dispositive powers with respect to 8,688,400 shares and shared voting and shared dispositive powers with respect to zero shares. Capital Research Global Investors, a division of Capital Research and Management Company (“CRMC”), is deemed to be the beneficial owner of 8,688,400 shares as a result of CRMC acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.
(8)	Includes 14,640 long-term incentive units.
(9)	Includes 128,712 long-term incentive units, stock options to purchase 551 shares of our Common Stock and 93 shares of our Common Stock held in the Michael & Karen Foust Revocable Living Trust dtd 2/5/09, of which Mr. Foust is trustee. Mr. Foust also beneficially owns 40,000 shares, less than 1%, of our 7.000% Series E Cumulative Redeemable Preferred Stock, or the series E preferred stock, of which there are currently 11,500,000 shares outstanding. In connection with Mr. Foust’s departure as our Chief Executive Officer on March 17, 2014 and subject to the effectiveness of a release agreement with the Company, an additional 127,644 long-term incentive units will vest and 18,079 class D units, which represent a pro rata portion of the original grant, will remain outstanding subject to performance vesting.
(10)	Includes 2,803 long-term incentive units. Includes 7,200 shares of our Common Stock held by members of Mr. Chapman’s immediate family over which Mr. Chapman may be deemed to share voting and investment power; Mr. Chapman disclaims beneficial ownership over such shares except to the extent of his pecuniary interest therein.
(11)	Includes 2,803 long-term incentive units. Includes 250 shares of our Common Stock held by a member of Ms. Earley’s immediate family over which Ms. Earley may be deemed to share voting and investment power; Ms. Earley disclaims beneficial ownership over such shares except to the extent of her pecuniary interest therein. Ms. Earley also beneficially owns 2,000 shares, less than 1%, of the series E preferred stock of which there are currently 11,500,000 shares outstanding.

(12)	Includes 8,192 long-term incentive units.
(13)	Includes 1,677 long-term incentive units.
(14)	Includes 1,677 long-term incentive units.
(15)	Includes 5,963 long-term incentive units.
(16)	Includes 64,465 long-term incentive units and 16,017 shares of our Common Stock held in the A. William Stein Revocable Living Trust U/A DTD 02/20/08, of which Mr. Stein is trustee.
(17)	Includes 51,855 long-term incentive units.
(18)	Includes 64,756 long-term incentive units and 20,169 class C profits interest units.
(19)	Includes 1,786 long-term incentive units.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis section discusses the compensation policies and programs for our named executive officers, which consist of our former Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers, as determined under the rules of the SEC, for fiscal year 2013. The following table identifies our named executive officers and their positions in 2013.

Name	Position
Michael F. Foust	Chief Executive Officer and Director
A. William Stein	Chief Financial Officer, Chief Investment Officer and Secretary
Scott E. Peterson	Chief Acquisitions Officer
David J. Caron	Senior Vice President, Portfolio Management
Matthew J. Miszewski	Senior Vice President, Sales

In March 2014, Mr. Foust’s employment with the Company terminated, but he is expected to continue to serve as a member of our Board until the Annual Meeting. In connection with Mr. Foust’s departure, Mr. Stein was appointed as Interim Chief Executive Officer.

Executive Summary

The objective of our executive compensation program is to attract, retain and motivate experienced and talented executives who can help maximize stockholder value. We believe that a significant portion of the compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis.

The total compensation opportunity for each of our named executive officers, including targets for performance-based compensation, was set by the Compensation Committee in late 2012 and early 2013, except for Mr. Miszewski, our Senior Vice President of Sales, who joined the Company in January 2013. The Compensation Committee utilized the services of Towers Watson & Co. (“Towers Watson”) for this compensation review, which included reviewing compensation information of our peer group. During the third quarter of 2013, after reviewing responses to the Compensation Committee’s request for information and conducting interviews, the Compensation Committee engaged FPL Associates L.P. (“FPL”) as its new compensation consultant replacing Towers Watson. In selecting a new compensation consultant, the Compensation Committee sought a different perspective on our compensation program and selected FPL for its depth of experience with REITs.

Further, in reviewing our stock performance and relative stockholder return during 2013, our Compensation Committee with input from FPL and Company management made a significant change in our long-term incentive program for 2014 aimed to more closely align the interests between our senior management, including our named executive officers, and our stockholders. For our named executive officers and other senior level employees, 100% of their equity awards in 2014 (excluding a one-time transition grant) are performance based and measured on a multi-year performance period. Based on the recommendation of our compensation consultant as a best practice consistent with that of our peers, the Compensation Committee approved a one-time time-based transition grant intended to cover the gap period in moving from an annual long-term incentive program to a multi-year long-term incentive program. The following table highlights some of the significant changes in the new long-term incentive program for 2014:

Feature	Previous long-term equity incentive plan		2014 long-term equity incentive plan (excluding one-time transition grants)
Award composition	Shifts from a bifurcated time-based and performance-based program to an entirely performance-based incentive plan
	50% time-based and 50% performance-based (with the performance-based opportunity equal to 125% of the time-based award if the maximum level of the target is exceeded)		100% performance-based

Performance period	Increases performance period from an annual period to a multi-year period
	One year		Three years

Performance criteria	Implements total stockholder return as the standalone metric for the long-term incentive program, while FFO remains a metric in the annual cash bonus incentive program
	FFO		Total stockholder return over the performance period measured relative to the MSCI US REIT Index (RMS)

Vesting based on satisfaction of performance condition	Increases potential opportunity bandwidth by decreasing the downside level (threshold) from 75% to 50% and increasing the upside level (maximum) from 125% to 200%
	Less than threshold: At threshold: At target: At maximum:	0% 75% 100% 125%	Less than threshold: At threshold: At target: At maximum:	0% 50% 100% 200%

Time vesting of equity awards that performance vest	With the shift in performance periods, modifies vesting conditions to result in a four-year period overall
	Vests in installments of 20%, 20%, 30% and 30% over an approximate four-year period following the grant date		50% following the end of the three-year performance period and 50% in the following year

Pay for Performance

Pay for performance is an important component of our compensation philosophy. Consistent with this focus, our compensation program includes annual incentive bonuses and long-term equity incentive compensation.

Under our annual incentive bonus program, we measure each named executive officer’s performance based on financial, operational and organizational development goals. In 2013, the financial and operational goals included funds from operations (“FFO”) targets, financing objectives, acquisitions and investments targets, leasing objectives and operations objectives. The organizational development goals included delivering appropriate resources and support to strategic initiatives, supporting the senior management team’s development activities, training and development of employees, and team organization and reorganization.

We also provide long-term equity incentive awards that are subject to both time-based and performance-based vesting conditions. For long-term equity incentive awards granted in 2013, the performance-based vesting condition was based on our achievement of core FFO per diluted share and unit, which is FFO adjusted to exclude certain items that do not represent core revenue streams, such as termination fees, or core expenses, such as significant transaction expenses, for the fiscal year ended December 31, 2013.

The following tables show the growth of our Company’s performance for key financial measures over the past three-year period.

Net income (in thousands)	Core FFO

During the past several years, the Company has been focused on growing our operations internally and through strategic acquisitions as well as through improved leasing, asset management and marketing activities, improving our balance sheet, strategically accessing the capital markets and focusing on our organizational development. More recently, the Company has focused on its sales and marketing strategy, including implementing a mid-market approach to support its leasing efforts, investing in strategic initiatives to complement its existing portfolio in order to attract a wider base of customers, and organizational structuring to support these new strategies and initiatives as well as the continued growth of the Company. Accomplishments in the year ended December 31, 2013 include, among other things, the following:

•

Reported FFO of $4.74 per diluted share and unit for the year ended December 31, 2013, up 7% from $4.44 per diluted share and unit for the year ended December 31, 2012, and reported net income of $320.4 million for the year ended December 31, 2013, up 48% from $216.0 million for the year ended December 31, 2012. (A reconciliation of FFO to net income is included on page 90 of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2013.)

•

Formed a $369 million joint venture with an investment fund managed by Prudential Real Estate Investors (“PREI”), the real estate investment management and advisory business of Prudential Financial, Inc. Digital Realty seeded the joint venture with nine Powered Base Building® data centers totaling 1.06 million square feet. The joint venture arranged a $185 million five-year unsecured bank loan at LIBOR plus 180 basis points, representing a loan-to-value ratio of approximately 50%. The transaction generated approximately $328.6 million of net proceeds to the Company, comprised of our share of the initial draw-down on the bank loan in addition to the PREI fund’s equity contribution, less our share of closing costs.

•	Completed acquisitions of operating properties and vacant land for future development in nine markets totaling $188.2 million, and entered the Japan market with a land acquisition in Osaka.

•

Set a record for leases signed during the fourth quarter and full year ended December 31, 2013, totaling approximately $54 million and $161 million of annualized GAAP rental revenue, respectively, which represented the highest quarter and full-year signings in the Company’s history.

•

Increased the annual dividend on our Common Stock by 7% in 2013 from 2012, representing the 11th dividend increase since, and a compounded annual growth rate of 15.3% since our first full quarter of operations following, our initial public offering.

•

Refinanced $3 billion of our global revolving credit facility and multi-currency term loan, representing at closing the 5th largest unsecured credit facilities among U.S. REITs. Pursuant to this refinancing, the Company reduced pricing, extended the maturity of the global revolving credit facility and increased aggregate commitments available under both agreements by $450 million.

•	Completed our inaugural international bond offering with a £400 million 4.250% 12-year unsecured notes issuance.

•

Completed an offering of our 5.875% Series G Cumulative Redeemable Preferred Stock for gross proceeds of $250 million, including the proceeds from the exercise of a portion of the underwriters’ over-allotment option.

Consistent with our compensation philosophy to pay for performance, because the maximum level of our 2013 FFO goal was not achieved, the 2013 performance-based annual incentive cash bonuses for our named executive officers, except for Mr. Miszewski (who joined the Company in 2013), were lower than the bonuses for 2012 when our 2012 FFO goal exceeded target but did not achieve the maximum level and lower than the bonuses for 2011 when the maximum level of our 2011 FFO goal was exceeded. In consideration of the Company’s stock performance in 2013, the Compensation Committee approved the annual incentive cash bonus for our former Chief Executive Officer at 50% of his target bonus. The other named executive officers’ annual incentive cash bonuses were based more on the relative achievement of their individual performance goals than the Company’s stock performance in 2013 and ranged from 94% to 113% of their respective target bonuses.

Additionally, with respect to the equity incentive compensation granted to our named executive officers, in 2013 the performance-based vesting condition was achieved at the target level, compared to 2012 when the performance-based vesting condition was achieved above the target level but below the maximum level and to 2011 when the performance-based vesting condition was achieved at the maximum level, based on our FFO goal for the respective years. As discussed further below in “Description of Individual Elements of Compensation—Annual Incentive Bonuses,” the Compensation Committee utilized core FFO, which is FFO adjusted to exclude certain items that do not represent core revenue streams, such as termination fees, or core expenses, such as significant transaction expenses, which the Compensation Committee determined to be more indicative of the Company’s performance and to give a more accurate picture of the Company’s annual performance.

Further, as discussed above, in considering the Company’s stock performance in 2013, the Compensation Committee significantly modified the equity incentive compensation granted to our named executive officers and other members of the senior management in 2014. The new long-term incentive plan for our named executive officers and other members of our senior management features equity incentive awards that will performance vest based on total stockholder return, relative to the MSCI US REIT Index, or RMS, over a three-year measurement period and time vest over a two-year period following the conclusion of the measurement period. The 2014 base salaries for our named executive officers, except for Mr. Miszewski who was not a named executive officer in 2013, will remain unchanged.

Stockholder Interest Alignment

We believe that our equity award program further enhances long-term stockholder value and encourages long-term performance by providing a strong alignment of interests between our named executive officers and our stockholders. Therefore, equity is a key component of our executive compensation program, with equity awards ranging between 51% and 67% of our named executive officers’ compensation opportunity in 2013, other than for our Senior Vice President of Sales whose incentive compensation is weighted more towards commissions and whose equity awards represented 37% of such officer’s compensation opportunity in 2013. All equity awards granted to our named executive officers in 2013 were in the form of long-term incentive units. These awards put significant value at risk for our named executive officers and are effective as an ownership and retention tool. Equity awards are generally back-loaded and vest in installments of 20%, 20%, 30% and 30% over an approximate four-year period following the grant date.

Good Governance

In furtherance of our objective of implementing policies and practices that are mindful of the concerns of our stockholders, we have separated the roles of Chief Executive Officer (in 2013, Mr. Foust) and Chairman of the Board (currently Mr. Singleton). Additionally, the Compensation Committee retained Towers Watson, an independent compensation consultant, from January 2013 through July 2013 to assist the Compensation Committee, among other things, in conducting and presenting the annual review of the total compensation packages for our executive officers. In July 2013, the Compensation Committee selected FPL as its independent compensation consultant replacing Towers Watson. FPL was selected in part for its extensive experience in the REIT industry. The Compensation Committee assessed the independence of Towers Watson and FPL pursuant to the rules prescribed by the SEC and the NYSE and concluded that no conflict of interest existed in 2013 that would prevent Towers Watson or FPL from serving as an independent consultant to the Compensation Committee. In addition, the Compensation Committee considered the independence of outside legal counsel that provides advice to the Compensation Committee, consistent with the rules prescribed by the SEC and the NYSE, and determined that such adviser is independent.

The Compensation Committee consistently reviews our executive compensation program to ensure that it provides competitive pay opportunities. Our compensation programs consist of elements designed to complement each other and reward achievement of short-term and long-term objectives tied to our performance through association with an operating metric. We have chosen the selected metrics to align employee compensation, including compensation for the executives named in the Summary Compensation Table of this Proxy Statement, to our business strategy. The following are a few key 2013 actions and decisions with respect to our compensation program:

•

As with past years, the named executive officers were eligible to earn cash incentive compensation based upon achievement of specific financial, operational and organizational objectives for 2013 as approved by the Compensation Committee that are designed to challenge the named executive officers to high performance.

•	A larger portion of our named executive officers’ total cash compensation is dependent on Company, business group and individual performance.

•	The Compensation Committee determines annual base salaries after reviewing salary survey data based on the Company’s historical performance relative to its peer group.

•

Our compensation programs encourage employees to build and maintain an ownership interest in the Company. Time-based equity awards are generally back-loaded and vest in installments of 20%, 20%, 30% and 30% over an approximate four-year period following the grant date.

•

In 2013, each of Towers Watson and FPL was retained directly by and reported to the Compensation Committee. Neither Towers Watson nor FPL had any prior relationship with any of our named executive officers.

•

Base salaries represented 16% to 21% and performance-based compensation represented 43% to 49% of the total compensation opportunity for our named executive officers reflecting our philosophy of paying for performance and aligning the interests of our named executive officers with stockholders’ interests.

•

Based on the recommendations of management, a review of the Company’s business plan and strategic objectives and the analysis provided by Towers Watson, the Compensation Committee established financial and operational goals and organizational development goals for each named executive officer for 2013.

Overview of Our Executive Compensation Program

Objectives of Our Executive Compensation Program

The Compensation Committee is responsible for establishing, modifying and approving the compensation program for our executive officers. The objective of our executive compensation program is to attract, retain and motivate experienced and talented executives who can help maximize stockholder value. We believe that a significant portion of the compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis. In order to achieve this objective, in addition to annual base salaries, our executive compensation program uses a combination of annual cash bonus incentives and long-term incentives through equity-based compensation. We use equity-based awards as long-term incentives because ownership of equity in the Company aligns the interests of the executives with long-term creation of stockholder value and we view our company-wide performance and growth as the relevant long-term metric for our equity-based awards, while our annual cash awards are targeted to reward the attainment of narrower, short-term performance objectives. The program is intended to encourage high performance, promote accountability and ensure that the interests of the executives are aligned with the interests of our stockholders by linking a significant portion of executive compensation directly to achievement of corporate goals and increases in stockholder value. We seek to provide total compensation to our executive officers that is competitive with the total compensation paid by comparable REITs and other real estate companies in our peer group, as discussed in more detail below.

The following are our principal objectives in establishing compensation for executive officers:

•	Attract and retain individuals with superior ability, managerial talent and leadership capability;

•	Ensure that executive officer compensation is aligned with our corporate strategies, business objectives and the long-term interests of our stockholders;

•	Incentivize management to achieve key strategic and financial performance measures by linking incentive award opportunities to the achievement of performance goals in these areas; and

•

Enhance the officers’ incentive to increase our stock price and maximize stockholder value, as well as promote retention of key executives, by providing a portion of total compensation opportunities for senior management in the form of direct ownership in our Company through equity awards, including awards of long-term incentive units in our operating partnership which are redeemable for shares of common stock of the Company.

Elements of Compensation

The major elements of compensation for our named executive officers are (1) a base salary, intended to provide a stable annual income for each executive officer at a level consistent with such officer’s individual contributions to the Company, (2) annual cash performance bonuses, intended to link each executive officer’s compensation to the Company’s performance and to such officer’s individual performance, and (3) long-term compensation, which includes grants of long-term incentive units in our operating partnership intended to encourage actions to maximize stockholder value. In addition to the annual cash incentive bonus program applicable to all of our named executive officers, our Senior Vice President of Sales is eligible to receive commissions under our sales commission plan. Each of these elements is discussed in more detail below.

The following charts illustrate the allocation of the major elements of compensation for our named executive officers for 2013. The percentages reflect the amounts of 2013 base salary and target annual cash performance bonus and the aggregate grant date fair values of long-term incentive units granted in 2013.

Mix of major elements of compensation

Chief executive officer pay mix	Average pay mix of other named executive officers

Our named executive officers are also entitled to full vesting of all equity awards (other than certain performance-based vesting equity awards that have not met their performance-based vesting requirement) upon a change in control of the Company, and certain of our named executive officers are entitled to severance payments and benefits upon certain qualifying terminations of employment (including in connection with a change in control). We provide these benefits to certain of our named executive officers in order to give them the personal security and stability necessary for them to focus on the performance of their duties and responsibilities to us and to encourage retention through a potential change in control. These items are described below under “Executive Compensation—Potential Payments upon Termination or Change in Control.”

We believe that each of these elements plays an important role in our overall executive compensation program and together serve to achieve our compensation objectives. The Compensation Committee allocates total compensation between the cash components and equity compensation based on review of the practices of our peer group and the performance of the executive and the Company, while considering the balance among providing stability, short-term incentives and long-term incentives to align the interests of management with our stockholders. In 2013, the percentage of salary and annual cash bonus paid under our Incentive Award Plan to total compensation ranged from 24% to 41% for our named executive officers, other than for our Senior Vice President of Sales whose incentive compensation is weighted more towards commissions and whose percentage of salary, annual cash bonus paid under our Incentive Award Plan and commissions under our sales commission plan (excluding a one-time sign-on bonus payment of $100,000) to total compensation awards was 52%, and is set forth for each named executive officer in the following table.

Michael F. Foust	24%
A. William Stein	34%
Scott E. Peterson	41%
David J. Caron	29%
Matthew J. Miszewski	52%

Determination of Compensation Awards

The Compensation Committee annually reviews and determines the total compensation to be paid to our named executive officers. Our management, after reviewing competitive market data and advice from a compensation consultant engaged by the Compensation Committee, makes recommendations regarding the compensation packages for our officers. The Compensation Committee in its review of these recommendations and in establishing the total compensation for each of our named executive officers considers several factors, including each executive’s roles and responsibilities, each executive’s performance, any significant accomplishments of the executive, our Company’s financial and operational targets and performance, and competitive market data applicable to each executive’s position and functional responsibilities.

Competitive Market Data and Compensation Consultant

In October 2012 and February 2013, the Compensation Committee reviewed the salary, bonus and equity compensation paid to our named executive officers and directors. In conducting this review, the Compensation Committee retained the services of Towers Watson as the Compensation Committee’s independent compensation consultant.

For its consulting services, Towers Watson was instructed to review the Company’s existing compensation program, provide current data with regard to industry trends, provide information regarding long-term compensation plans, identify and provide commentary on a peer group and provide cash and equity incentive award information for the peer group and assess and review the long-term incentive program.

Peer Group Review

The Compensation Committee reviews total cash and long-term compensation levels against those of our peer group companies in order to ensure executive compensation is set at levels that will attract and motivate qualified executives while rewarding performance based on corporate objectives. The Compensation Committee determines annual base salaries after reviewing salary survey and other publicly available data based on the Company’s historical performance relative to its peer group. The Compensation Committee sets compensation levels for each executive officer on the basis of several factors, including the executive officer’s level of experience, tenure with the Company, competitive market data applicable to the executive officer’s positions and functional responsibilities, promoting retention, the performance of the executive officer and our Company’s annual and long-term performance.

The peer group used to review 2013 base salaries, bonus targets and long-term equity awards consisted of the following eighteen companies, which also comprised our 2012 peer group:

Alexandria Real Estate Equities, Inc.	Equinix, Inc.	KIMCO Realty Corporation

AvalonBay Communities, Inc.	Equity Residential	Liberty Property Trust

BioMed Realty Trust, Inc.	Essex Property Trust, Inc.	Mack-Cali Realty Corporation

Boston Properties, Inc.	Federal Realty Investment Trust	Prologis, Inc.

Douglas Emmett, Inc.	HCP, Inc.	SL Green Realty Corp.

Duke Realty Corporation	Health Care REIT, Inc.	Ventas, Inc.

Annual Performance Reviews

To aid the Compensation Committee in setting base salaries, cash incentive targets and long-term equity awards, management provides recommendations annually to the Compensation Committee regarding the compensation of all named executive officers. The Compensation Committee, with input from the Board, annually reviews the performance of our Chief Executive Officer, and our Chief Executive Officer reviews the performance of the remaining named executive officers. All of these reviews are presented to the Compensation Committee to provide input about their contributions to our success for the period being assessed.

Description of Individual Elements of Compensation

During the year ended December 31, 2013, compensation for our named executive officers was composed of base salary, annual performance-based cash bonuses and equity compensation awards, and, with respect to Mr. Miszewski, sales commissions. The Compensation Committee approved the following compensation for each of our named executive officers for 2013 (except for Mr. Miszewski who joined the Company in 2013), which consists of base salary, annual cash incentive bonus and the grant date fair value of long-term incentive units:

Named Executive Officer	2013 Total Compensation	2012 Total Compensation	% Increase / (Decrease)
Michael F. Foust	$4,595,009	$5,099,409	(10)%
A. William Stein	2,670,208	2,779,189	(4)%
Scott E. Peterson	2,018,672	2,076,352	(3)%
David J. Caron	1,726,875	1,615,989	7%

Annual Base Salary

We provide named executive officers and other employees with base salaries to compensate them for services rendered each year. Base salaries comprise the stable part of the compensation program and are reviewed on an annual basis to remain competitive with our peers. This compensation element is necessary to provide the financial certainty that our executives seek when they are considering whether to join or remain with our Company. The base salaries for each of the named executive officers for 2013 were determined based in part on the analysis by Towers Watson of the compensation practices of companies in our peer group. The Compensation Committee also considered the Company’s historical performance relative to its peer group as well as the performance of each of our named executive officers and their contributions to our overall success. Based on its review, the Compensation Committee modestly increased the salaries of each of our named executive officers for 2013 (other than Mr. Miszewski, who joined the Company in 2013). Mr. Caron received a larger salary increase for 2013 in order to bring his base salary in line with his relative role and position with our Company. The new base salaries became effective in March 2013 for each of our named executive officers, except for Mr. Miszewski who joined the Company in January 2013. The 2013 salaries for all of our named executive officers are set forth below under the heading “Executive Compensation—Summary Compensation Table.” The following table sets forth the 2013 base salary, 2012 base salary and percentage increase for each named executive officer, except for Mr. Miszewski who joined the Company in 2013:

Named Executive Officer	2013 Salary	2012 Salary	% Increase
Michael F. Foust	$816,000	$800,000	2%
A. William Stein	483,892	474,392	2%
Scott E. Peterson	462,171	453,071	2%
David J. Caron	348,950	303,450	15%
Matthew J. Miszewski	275,000	—	—

Annual Incentive Compensation

Annual Incentive Bonuses. Our annual incentive bonus program is structured to reward named executive officers based on our performance and the individual executive’s contribution to that performance. Annual incentive bonuses are paid in cash in the following year if and to the extent performance objectives established by the Compensation Committee at the beginning of the applicable year are achieved. The Compensation

Committee believes that the payment of the annual incentive bonus in cash provides the incentive necessary to retain executive officers and reward them for short-term Company performance.

Each named executive officer’s annual incentive bonus opportunity for 2013 was established by our Compensation Committee and is described in “Executive Compensation—Grants of Plan-Based Awards” table. Each named executive officer’s bonus opportunity provides for target and maximum bonus amounts, expressed as a percentage of base salary. In setting these amounts, our Compensation Committee considers, among other factors, each executive’s roles and responsibilities within our Company, the total compensation package associated with that position and competitive market data applicable to that position.

For 2013, the target and maximum bonus amounts, expressed as a percentage of base salary (or, for Mr. Miszewski, as a percentage of the portion of his base salary equal to $150,000), were as follows:

Named Executive Officer	Target	Maximum
Michael F. Foust	100%	150%
A. William Stein	100%	150%
Scott E. Peterson	100%	120%
David J. Caron	75%	115%
Matthew J. Miszewski	75%	115%

For each of our named executive officers, other than Mr. Miszewski who joined the Company in January 2013, the 2013 target and maximum bonus amounts expressed as a percentage of base salary were unchanged from 2012. For Mr. Miszewski, the target and maximum bonus percentages apply to $150,000 (approximately 55% of his base salary) as he also participates in a sales commission plan as described below. The target and maximum bonus payout percentages for each of the named executive officers, and the differences in such percentages among the named executive officers, were determined by reference to competitive market data and practices as well as consideration of each named executive officer’s performance, role and responsibilities at our Company.

For 2013, based on the recommendations of management and a review of the Company’s business plan, the Compensation Committee established financial and operational goals and organizational development goals for each named executive officer. The financial and operational goals included FFO targets, financing objectives, acquisitions and investments targets, leasing objectives and operations objectives. The organizational development goals included delivering appropriate resources and support to strategic initiatives, supporting the senior management team’s development activities, training and development of employees, and team organization and reorganization.

FFO is used by industry analysts and investors as a supplemental performance measure of a REIT. FFO represents net income (loss) available to common stockholders (computed in accordance with U.S. GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. In excluding real estate related depreciation and amortization and gains and losses from property dispositions, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. For purposes of determining 2013 bonuses, the Compensation Committee determined it was appropriate to use 2013 core FFO per diluted share and unit, which is FFO adjusted to exclude certain items that do not represent core revenue streams or expenses. The Compensation Committee determined that in 2013 core FFO was more indicative of the Company’s performance and gave a more accurate picture of the Company’s annual performance. Core FFO for the year ended December 31, 2013 excluded approximately $6.0 million comprising a gain on an insurance settlement, termination fees and other non-core revenues and $1.8 million of change in fair value of contingent consideration (related to an earn-out contingency in connection with the Sentrum Portfolio acquisition in 2012) and includes $4.6 million of significant transaction expenses, $1.8 million of loss from early extinguishment of debt,

$7.5 million for a straight-line rent expense adjustment attributable to prior periods and other non-core expense adjustments (which include reversal of accruals).

The threshold, target and maximum levels of 2013 core FFO established by the Compensation Committee were $4.70, $4.78 and $4.85, respectively, per diluted share and unit. Our initial core FFO guidance range for 2013 was $4.70 to $4.85 per diluted share and unit. The threshold, target and maximum amounts were set by the Compensation Committee based on a number of factors, including expectations surrounding acquisitions and leasing assumptions, financing assumptions, earnings growth, general economic conditions, real estate and technology fundamentals and other specific circumstances facing the Company. For the purpose of determining bonuses, the Compensation Committee may adjust FFO to exclude profits, losses or expenses which the Compensation Committee determines to be not indicative of the Company’s performance to give a more accurate picture of the Company’s annual performance. For purposes of determining 2013 bonuses, the Compensation Committee determined it was appropriate to use 2013 core FFO of $4.78 per diluted share and unit, which was the actual core FFO achieved by the Company.

The financing objectives for 2013 included many factors, including goals related to exploring private institutional equity capital for existing and new assets, ensuring adequate liquidity to meet our business requirements, achieving low cost of capital for market conditions, maximizing risk-adjusted equity returns while maintaining financial flexibility, obtaining debt or equity financing appropriate for business requirements, minimizing tax leakage, maintaining current investment grade ratings and maintaining access to the investment grade bond market. The acquisitions and investments targets for 2013 included targeting $300 million of new investments, acquiring development projects in our core markets where inventory was needed and executing investment in North America, Europe and the Asia Pacific region. The leasing objective was based on achieving certain leasing targets in 2013, including related to lease renewals, and increasing same store net operating income. The operations objectives for 2013 included meeting or exceeding property level net operating income margin targets, improving net operating income at certain properties and increasing returns from new leasing as well as implementing certain sales management processes. The organizational development goals for 2013 included delivering appropriate resources and support to strategic initiatives, supporting the senior management team’s development activities, training and development of employees, and team organization and reorganization.

The specific financial and operational goals and organizational development goals for each named executive officer were established by the Compensation Committee based on the named executive officer’s areas of responsibility, as follows:

Named Executive Officer	Financial and Operational Goals	Organizational Development Goals
Michael F. Foust	70%	30%
A. William Stein	90%	10%
Scott E. Peterson	80%	20%
David J. Caron	85%	15%
Matthew J. Miszewski	75%	25%

The Compensation Committee, based in part on the recommendations of management, determined each named executive officer’s bonus based on the achievement of the established goals. For 2013, although the Compensation Committee determined that the Company had met the 2013 FFO target level established by the Compensation Committee, it determined that with respect to the other financial and operational goals and organizational development goals, management had achieved certain objectives slightly below or at target and exceeded other objectives in 2013. Accordingly, the Compensation Committee awarded our named executive officers (other than our former Chief Executive Officer) their bonuses for 2013 in amounts that represented 94% to 113% of their respective target bonuses. The Compensation Committee determined that despite meeting the 2013 FFO target, it was appropriate to adjust our former Chief Executive Officer’s bonus to 50% of his target bonus in consideration of the Company’s stock performance during 2013. The following table sets forth the 2013 bonus paid and the 2013 bonus paid as a percentage of eligible base salary (or, for Mr. Miszewski, a percentage of $150,000), which is the salary paid during the year, and as a percentage of the target bonus amount for each named executive officer:

Named Executive Officer	2013 Bonus	Percentage of Eligible Base Salary	Percentage of Target Bonus	Percentage of 2012 Bonus
Michael F. Foust	$406,667	50%	50%	43%
A. William Stein	500,395	104%	104%	81%
Scott E. Peterson	433,015	94%	94%	87%
David J. Caron	260,505	76%	102%	86%
Matthew J. Miszewski	126,563	84%	113%	—

Sales Commission Plan. Under his sales commission plan, Mr. Miszewski is also eligible to receive quarterly payouts based on an annualized contract value, which is defined as the year-to-date annualized revenue associated with leases executed during the year ended December 31, 2013. For 2013, Mr. Miszewski’s annual sales incentive target was $200,000 (assuming achievement of the annualized contract value at target level). Each quarter, Mr. Miszewski’s achievement towards this target was measured by the Company, and Mr. Miszewski earned a corresponding portion of the target amount. If Mr. Miszewski equaled or exceeded the maximum annualized contract value, the payout was capped at 175% of his sales incentive target, or $350,000. In 2013, Mr. Miszewski achieved the maximum level of annualized contract value and received a payout of $350,000 under his sales commission plan, which reflected the maximum payout.

Equity Incentive Compensation

We have historically granted to our executive officers long-term incentive units in our operating partnership under our Incentive Award Plan. We believe that a significant portion of the compensation paid to executive officers should be closely aligned with our performance on both a short-term and long-term basis. The Compensation Committee believes that, while our annual bonus program provides awards for positive short-term performance, equity participation creates a vital long-term partnership between executive officers and stockholders. The program is intended to encourage high performance, promote accountability and ensure that the interests of the executives are aligned with the interests of our stockholders by linking a significant portion of executive compensation directly to increases in stockholder value.

The Compensation Committee allocates annual incentive compensation between the cash components and equity compensation based on a review of the practices of our peer group and competitive market data, while considering the balance among providing short-term incentives and long-term incentives to align the interests of management with our stockholders. The Compensation Committee did not utilize a formulaic approach in allocating the cash and equity-based portions of incentive compensation.

2013 Long-Term Incentive Unit Awards

The Compensation Committee believes that long-term incentive units are an effective incentive to retain our executive officers and increase their performance and closely align the interests of our executive officers with the long-term interests of our stockholders. Long-term incentive units may be issued to eligible participants for the performance of services to or for the benefit of our operating partnership. Long-term incentive units (other than Class C and Class D units in our operating partnership), whether vested or not, receive the same quarterly per-unit distributions as common units in our operating partnership, which equal the per-share distributions on our Common Stock.

Initially, long-term incentive units do not have full parity with common units with respect to liquidating distributions. If such parity is reached, vested long-term incentive units may be converted into an equal number of common units of our operating partnership at any time, and thereafter enjoy all the rights of common units of our operating partnership, including redemption rights.

In order to achieve full parity with common units, long-term incentive units must be fully vested and the holder’s capital account balance in respect of such long-term incentive units must be equal to the capital account balance of a holder of an equivalent number of common units. (The capital account balance attributable to each common unit is generally expected to be the same, in part because of the amount credited to a partner’s capital account upon their contribution of property to the operating partnership, and in part because the partnership agreement provides, in most cases, that allocations of income, gain, loss and deduction (which will adjust the partners’ capital accounts) are to be made to the common units on a proportionate basis. As a result, with respect to a number of long-term incentive units, it is possible to determine the capital account balance of an equivalent number of common units by multiplying the number of long-term incentive units by the capital account balance with respect to a common unit.)

A partner’s initial capital account balance is equal to the amount the partner paid (or contributed to the operating partnership) for its units and is subject to subsequent adjustments, including with respect to the partner’s share of income, gain or loss of the operating partnership. Because a holder of long-term incentive units generally will not pay for the long-term incentive units, the initial capital account balance attributable to such long-term incentive units will be zero. However, the operating partnership is required to allocate income, gain, loss and deduction to the partners’ capital accounts in accordance with the terms of the partnership agreement, subject to applicable Treasury Regulations. The partnership agreement provides that holders of long-term incentive units will receive special allocations of gain in the event of a sale or “hypothetical sale” of assets of our operating partnership prior to the allocation of gain to the Company or other limited partners with respect to their common units. The amount of such allocation will, to the extent of any such gain, be equal to the difference between the capital account balance of a holder of long-term incentive units attributable to such units and the capital account balance attributable to an equivalent number of common units. If and when such gain allocation is fully made, a holder of long-term incentive units will have achieved full parity with holders of common units. To the extent that, upon an actual sale or a “hypothetical sale” of the operating partnership’s assets as described above, there is not sufficient gain to allocate to a holder’s capital account with respect to long-term incentive units, or if such sale or “hypothetical sale” does not occur, such units will not achieve parity with common units.

The term “hypothetical sale” refers to circumstances that are not actual sales of the operating partnership’s assets but that require certain adjustments to the value of the operating partnership’s assets and the partners’ capital account balances. Specifically, the partnership agreement provides that, from time to time, in accordance with applicable Treasury Regulations, the operating partnership will adjust the value of its assets to equal their respective fair market values, and adjust the partners’ capital accounts, in accordance with the terms of the partnership agreement, as if the operating partnership sold its assets for an amount equal to their value. Times for making such adjustments generally include the liquidation of the operating partnership, the acquisition of an additional interest in the operating partnership by a new or existing partner in exchange for more than a de minimis capital contribution, the distribution by the operating partnership to a partner of more than a de minimis amount of partnership property as consideration for an interest in the operating partnership, in connection with the grant of an interest in the operating partnership (other than a de minimis interest) as consideration for the performance of services to or for the benefit of the operating partnership (including the grant of a long-term incentive unit), and at such other times as may be desirable or required to comply with the Treasury Regulations.

The Compensation Committee approves awards of long-term incentive units on the basis of several factors, including the executive officer’s total compensation package, the executive officer’s roles and responsibilities within our Company, the executive officer’s performance, any significant accomplishments of the executive officer, our Company’s financial and operating performance and competitive market data applicable to each executive officer’s position and functional responsibilities.

On February 11, 2013, the Compensation Committee approved an award of long-term incentive profits interest units in our operating partnership to each of our named executive officers, as set forth below in the “Executive Compensation—Grants of Plan-Based Awards” table. The awards were granted to the executives on February 11, 2013. Except for accelerated vesting in the event of a change in control of our Company, long-term incentive units awarded in 2013 were subject to either time-based vesting or both time-based and performance-based vesting. Each executive received a number of performance-based long-term incentive units equal to 125% of the number of time-based long-term incentive units received by such executive. Based on the recommendations of management and a review of the Company’s business plan, the vesting of the performance-based long-term incentive units was based on our achievement of core FFO per diluted share and unit results for the fiscal year ended December 31, 2013 (the “Performance Condition”). The Compensation Committee may adjust core FFO to exclude profits, losses or expenses which the Compensation Committee determines to be not indicative of the Company’s performance to give a more accurate picture of the Company’s annual performance. If our 2013 core FFO had been less than $4.70 per diluted share and unit, none of the long-term incentive units would have satisfied the Performance Condition. If our 2013 core FFO per diluted share and unit had been between $4.70 and $4.85, then a number of performance-based long-term incentive units equal to between 75% and 125% of the time-based long term incentive units would have satisfied the Performance Condition. If our 2013 core FFO per diluted share and unit had been more than $4.85, then a number of performance-based long-term incentive units equal to 125% of the time-based long term incentive units would have satisfied the Performance Condition. Based on our 2013 core FFO per diluted share and unit of $4.78, a number of performance-based long-term incentive units equal to 100% of the time-based long-term incentive units satisfied the Performance Condition. As discussed above, the Compensation Committee determined it was appropriate to use 2013 core FFO, which is FFO adjusted to exclude certain items that do not represent core revenue streams or expenses, for purposes of determining whether the long-term incentive unit awards satisfied the Performance Condition. All of the long-term incentive units granted in 2013 are subject to time-based vesting based on the executive’s satisfaction of certain service conditions. The time-based service conditions of the awards provide for vesting in installments of 20%, 20%, 30% and 30% over an approximate four-year period following the grant date, provided the executive continues to be employed with our Company on each vesting date.

Severance and Change in Control Benefits—Employment Agreements

We have entered into employment agreements with our named executive officers to help provide stability and security and encourage them to remain with us. Certain of these employment agreements include severance and change in control benefits, among other things. The terms of these severance and change in control arrangements are described below in more detail under the caption “Executive Compensation—Potential Payments upon Termination or Change in Control.” We provide these benefits to certain of our named executive officers in order to give them the personal security and stability necessary for them to focus on the performance of their duties and responsibilities to us and to encourage retention through a potential change in control.

Perquisites

We generally provide our named executive officers with perquisites and other personal benefits that apply uniformly to all of our employees. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. In 2013, we provided the named executive officers with basic life insurance, medical, dental, vision and disability insurance benefits, for which our named executive officers were charged the same rates as all other employees, 401(k) matching funds, health savings account employer contributions and parking, as applicable. Other than these standard benefits, we do not provide any other perquisites.

2013 Advisory Vote on the Compensation of Named Executive Officers

In May 2013, we provided stockholders an advisory vote to approve the compensation of our named executive officers (the say-on-pay proposal). At our 2013 Annual Meeting of Stockholders, our stockholders overwhelmingly approved the compensation of our named executive officers, with 92% of the votes cast in favor of the say-on-pay proposal. In evaluating our executive compensation program, the Compensation Committee considered the results of the say-on-pay proposal and numerous other factors as discussed in this Compensation Discussion and Analysis. While each of these factors informed the Compensation Committee’s decisions regarding the compensation of our named executive officers, the Compensation Committee did not implement significant changes to our executive compensation program in 2013. The Compensation Committee will continue to monitor and assess our executive compensation program and consider the outcome of our say-on-pay votes when making future compensation decisions for our named executive officers.

Tax and Accounting Considerations

Internal Revenue Code Section 162(m)

When reviewing compensation matters, the Compensation Committee considers the anticipated tax consequences to us (and, when relevant, to our executives) of the various payments under our compensation programs. Section 162(m) of the Code disallows a tax deduction for any publicly held corporation for individual compensation of more than $1.0 million in any taxable year to certain executive officers other than compensation that is performance-based under a plan that is approved by the stockholders and that meets certain other technical requirements. We believe that we qualify as a REIT under the Code and generally are not subject to federal income taxes, provided that we distribute to our stockholders at least 100% of our taxable income each year. As a result, we do not expect that the payment of compensation that does not satisfy the requirements of Section 162(m) of the Code will have a material adverse federal income tax consequence to us, provided we continue to distribute at least 100% of our taxable income each year. Consequently, the Compensation Committee does not necessarily limit executive compensation to the amount deductible under Section 162(m) of the Code. In appropriate circumstances, the Compensation Committee may implement programs that recognize a full range of performance criteria important to our success and to ensure that our executive officers are compensated in a manner consistent with our best interests and those of our stockholders, even where the compensation paid under such programs may not be deductible under Section 162(m) of the Code.

ASC Topic 718

Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”) requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock-based compensation are accounted for under ASC Topic 718. The Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to equity compensation awards. As accounting standards change, we may revise certain programs to appropriately align the cost of our equity awards with our overall executive compensation philosophy and objectives.

Compensation Committee Report*

The Compensation Committee of the Board of Directors (the “Board”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K set forth in the Company’s Proxy Statement with management. Based on such review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement and incorporated by reference to the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2013.

Robert H. Zerbst, Chair Ruann F. Ernst, Ph.D. Kathleen Earley Kevin J. Kennedy

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2013, Mr. Zerbst, Ms. Earley, Ms. Ernst, Mr. Kennedy and Mr. Singleton served as members of our Compensation Committee. In May 2013, Mr. Kennedy joined the Compensation Committee and Mr. Singleton stepped down. None of the members of our Compensation Committee is currently, or has been, an officer or employee of our Company. No interlocking relationships exist or in the last completed fiscal year have existed.

*	The material in this report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Executive Compensation

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by each of the named executive officers for the years ended December 31, 2013, 2012 and 2011, with the exception of Mr. Miszewski, whose total compensation is shown only for 2013 because he joined the Company in 2013.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)		All Other Compensation ($)(5)		Total ($)(6)
Michael F. Foust,	2013	$813,333	$—	$3,375,009	$—	$406,667		$473,295	(8)	$5,068,304
Former Chief Executive Officer(7)	2012	787,417	—	3,374,966	—	937,026		662,741		5,762,150
	2011	720,417	—	3,093,716	—	1,059,013		484,541		5,357,687

A. William Stein,	2013	482,309	—	1,687,504	—	500,395		264,940	(9)	2,935,148
Chief Financial Officer,	2012	472,089	—	1,687,483	—	619,617		282,535		3,061,724
Chief Investment Officer and Secretary(7)	2011	457,979	—	1,687,481	—	646,895		291,050		3,083,405

Scott E. Peterson,	2013	460,654	—	1,125,003	—	433,015		186,433	(10)	2,205,105
Chief Acquisitions Officer	2012	450,872	—	1,125,012	—	500,468		213,409		2,289,761
	2011	437,396	—	1,124,988	—	481,136		218,092		2,261,612

David J. Caron,	2013	341,367	—	1,125,003	—	260,505		333,389	(11)	2,060,264
Senior Vice President, Portfolio Management	2012	301,042	—	1,012,490	—	302,457		182,063		1,798,052
	2011	285,833	—	900,002	—	316,560		131,051		1,633,446

Matthew J. Miszewski,	2013	270,833	100,000	537,450	—	476,563	(13)	53,320	(14)	1,438,166
Senior Vice President, Sales(12)

(1)	Represents salaries paid during each applicable year.
(2)	The amounts in this column represent the full grant date fair value of long-term incentive units granted during the applicable fiscal year in accordance with ASC Topic 718. For additional information on the valuation assumptions for 2013, refer to Note 13 to the Company’s and our operating partnership’s consolidated financial statements for the fiscal year ended December 31, 2013, included in the Company’s and our operating partnership’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2013.

The amounts shown include the grant date fair value of performance-based long-term incentive units granted in February 2013, based on the probable outcome of the performance conditions to which such long-term incentive units are subject, which is also the maximum value assuming the highest level of performance, calculated in accordance with ASC Topic 718. These long-term incentive units were subject to achievement of the performance conditions as described in the heading above entitled “Compensation Discussion and Analysis— Description of Individual Elements of Compensation— 2013 Long-Term Incentive Unit Awards.” The grant date fair values of the performance-based long-term incentive units granted in February 2013 are as follows:

Michael F. Foust	$1,874,983
A. William Stein	937,524
Scott E. Peterson	624,973
David J. Caron	624,973
Matthew J. Miszewski	187,479

(3)	None of the named executive officers were granted stock options during 2013, 2012 or 2011.

(4)	The amounts in this column represent performance-based cash incentive awards that were earned during the specified year and paid in the following year and, for Mr. Miszewski, include commissions earned during 2013. See “Compensation Discussion and Analysis— Description of Individual Elements of Compensation— Annual Incentive Bonuses” for a discussion of each named executive officer’s actual bonus relative to his target bonus for 2013.
(5)	The amounts in this column represent medical, dental, vision and disability insurance premiums, basic life insurance premiums, 401(k) matching funds, health savings account employer contributions, parking and distributions on unvested long-term incentive units, but exclude distributions paid on vested long-term incentive units.
(6)	Total salary paid in 2013 plus cash incentive awards paid in 2014 that were earned during 2013, including commissions earned during 2013 for Mr. Miszewski, constituted the following percentages of total compensation for each named executive officer:

Michael F. Foust	24.1%
A. William Stein	33.5%
Scott E. Peterson	40.5%
David J. Caron	29.2%
Matthew J. Miszewski	52.0%

(7)	In March 2014, Mr. Foust’s employment with the Company terminated, but he is expected to continue to serve as a member of our Board until the Annual Meeting. In connection with Mr. Foust’s departure, Mr. Stein was appointed as Interim Chief Executive Officer.
(8)	Includes $12,438 for medical, dental, vision, basic life and disability insurance premiums, $439,858 from distributions on unvested long-term incentive units, and other amounts related to parking, 401(k) matching funds and health savings account employer contributions.
(9)	Includes $16,651 for medical, dental, vision, basic life and disability insurance premiums, $227,289 from distributions on unvested long-term incentive units, and other amounts related to parking, 401(k) matching funds and health savings account employer contributions.
(10)	Includes $16,604 for medical, dental, vision, basic life and disability insurance premiums, $151,529 from distributions on unvested long-term incentive units, and other amounts related to parking, 401(k) matching funds and health savings account employer contributions.
(11)	Includes $16,340 for medical, dental, vision, basic life and disability insurance premiums, $130,675 from distributions on unvested long-term incentive units, and other amounts related to parking, 401(k) matching funds and health savings account employer contributions. Also includes $170,834 in relocation payments related to Mr. Caron’s relocation to our San Francisco headquarters from our Boston office.
(12)	Mr. Miszewski was not a named executive officer prior to 2013, when he joined the Company.
(13)	Includes $126,563 in performance-based cash incentive awards and $350,000 in commissions.
(14)	Includes $14,849 for medical, dental, vision, basic life and disability insurance premiums, $25,522 from distributions on unvested long-term incentive units, and other amounts related to 401(k) matching funds and health savings account employer contributions.

Grants of Plan-Based Awards

The following table provides information concerning payouts under plan-based awards granted or awarded during 2013 to each of our named executive officers.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)					Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stocks or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name		Threshold ($)	Target ($)		Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
Michael F. Foust,			$813,333	(5)	$1,220,000
Former Chief Executive	2/11/2013						17,252	—	28,753		$1,874,983
Officer	2/11/2013									23,003	1,500,026
A. William Stein,			482,309	(5)	723,464
Chief Financial Officer,	2/11/2013						8,626	—	14,377		937,524
Chief Investment Officer and Secretary	2/11/2013									11,501	749,980
Scott E. Peterson,			460,654	(5)	552,785
Chief Acquisitions	2/11/2013						5,750	—	9,584		624,973
Officer	2/11/2013									7,668	500,030
David J. Caron,			256,025	(5)	392,572
Senior Vice President,	2/11/2013						5,750	—	9,584		624,973
Portfolio Management	2/11/2013									7,668	500,030
Matthew J. Miszewski,			112,500	(5)	172,500
Senior Vice President,	1/1/2013		200,000	(6)	350,000	(6)
Sales	2/11/2013						1,725	—	2,875		187,479
	2/20/2013									5,305	349,971

(1)	Represents cash incentive awards payable in 2014 based on 2013 base salaries and 2013 performance and, for Mr. Miszewski, includes commissions payable during 2013 based on 2013 performance. There were no threshold cash incentive bonus award amounts. See the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column for actual 2013 bonuses paid and, for Mr. Miszewski, including actual 2013 commissions paid.
(2)	Represents performance-based long-term incentive units in our operating partnership awarded in 2013. Indicated threshold and maximum amounts correspond to the number of long-term incentive units that would have been earned in the event that specified minimum and maximum FFO targets, respectively, were achieved. For more information on 2013 long-term incentive unit awards, see “Compensation Discussion and Analysis— Description of Individual Elements of Compensation— 2013 Long-Term Incentive Unit Awards.”
(3)	Represents time-based long-term incentive units in our operating partnership awarded in 2013. For more information on the 2013 long-term incentive unit awards, see “Compensation Discussion and Analysis— Description of Individual Elements of Compensation— 2013 Long-Term Incentive Unit Awards.”
(4)	Represents the full grant date fair value of performance-based long-term incentive units and time-based long-term incentive units for each of our named executive officers granted during 2013 in accordance with ASC Topic 718. For additional information on the valuation assumptions, refer to Note 13 to the Company’s and our operating partnership’s consolidated financial statements for the fiscal year ended December 31, 2013, included in the Company’s and our operating partnership’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2013.

The amounts shown include the grant date fair value of performance-based long-term incentive units granted in February 2013, based on the probable outcome of the performance conditions to which such long-term incentive units are subject, which is also the maximum value assuming the highest level of performance, calculated in accordance with ASC Topic 718. These long-term incentive units are subject to achievement of the performance conditions as described in the heading above entitled “Compensation Discussion and Analysis— Description of Individual Elements of Compensation— 2013 Long-Term Incentive Unit Awards.” The grant date fair value of the performance-based long-term incentive units granted in February 2013 is as follows:

Michael F. Foust	$1,874,983
A. William Stein	937,524
Scott E. Peterson	624,973
David J. Caron	624,973
Matthew J. Miszewski	187,479

(5)	Represents target cash incentive awards based on amounts established for 2013. Actual cash incentive awards are based on salaries actually paid in 2013.

(6)	Represents target and maximum payouts under Mr. Miszewski’s sales commission plan. For a more complete description of Mr. Miszewski’s sales commission plan, including how payouts are determined, see “Compensation Discussion and Analysis—Description of Individual Elements of Compensation—Annual Incentive Bonuses.”

Narrative Disclosure to Compensation Tables

Employment Agreements

Michael F. Foust

In 2013, we were party to an employment agreement with Mr. Foust, our former Chief Executive Officer, which we entered into on August 7, 2008. On December 24, 2008, the employment agreement was amended for further compliance with Section 409A of the Code. The term of Mr. Foust’s employment agreement extended until August 6, 2014, subject to automatic renewal for successive one-year periods unless either party provided notice of such party’s intention not to renew the employment agreement not less than 60 days prior to August 6, 2014. In March 2014, Mr. Foust’s employment with the Company terminated. The following describes the material terms of his employment agreement prior to his departure.

Mr. Foust’s annual base salary pursuant to the employment agreement, as adjusted, was $816,000, subject to increase in accordance with our policies in effect from time to time. Mr. Foust was eligible for an annual cash performance bonus under our incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The target and maximum annual bonuses for Mr. Foust were 100% and 150%, respectively, of his base salary. Mr. Foust was eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and medical and other group welfare plan coverage and fringe benefits provided to similarly-situated executives.

Mr. Foust’s employment agreement provided that if his employment was terminated (i) by us without “cause,” (ii) by Mr. Foust for “good reason” (each as defined in the employment agreement) or (iii) by Mr. Foust for any reason on or within 30 days after the six month anniversary of a “change in control” (as defined in our Incentive Award Plan), then, subject to Mr. Foust’s execution and non-revocation of a general release of claims, he would be entitled to a lump-sum termination payment within 30 days after the date of such termination in an amount equal to the sum of (a) three times the sum of his then-current annual base salary plus his maximum annual bonus for the fiscal year in which the termination date occurs, (b) the prorated portion of 150% of his then-current annual base salary for the partial fiscal year in which the termination date occurs (the “stub year bonus”) and (c) if the termination occurs after a fiscal year-end but before annual bonuses are paid or determined for such preceding fiscal year, an amount equal to such unpaid bonus, if determined, or 150% of his base salary actually paid for such preceding year (the “prior year bonus”), if any. In addition, all outstanding unvested stock options and other equity-based awards held by Mr. Foust, other than any equity award that is subject to performance-based vesting (including unvested 2013 long-term incentive unit awards), would become fully vested and exercisable. With respect to any outstanding unvested stock options and other equity-based awards subject to performance-based vesting (including unvested 2013 long-term incentive unit awards), other than Class D unit awards, Mr. Foust would continue to be deemed a “service provider” under the applicable award agreements until all such awards that ultimately satisfy the performance conditions, if any, vest. Further, in the event of any such termination described in this paragraph, Mr. Foust would be entitled to continued health insurance coverage at least equal to the coverage that would have been provided to him if his employment had not been terminated, for a period ending on the earlier of the first anniversary of such termination or the date on which he becomes eligible to receive comparable health insurance under a subsequent employer’s plan. The termination of Mr. Foust’s employment on March 17, 2014 will be treated as a termination without cause under his employment agreement.

Mr. Foust’s employment agreement further provided that upon death or disability, he would be entitled to a lump-sum severance payment in an amount equal to the sum of (i) his then-current annual base salary, (ii) his maximum annual bonus for the fiscal year in which the termination date occurs, (iii) the stub year bonus and (iv) the prior year bonus, if any. In addition, all equity-based awards held by Mr. Foust would be subject to the severance provisions described in the preceding paragraph.

Mr. Foust is entitled to an additional tax gross-up payment under his employment agreement if any amounts paid or payable to him would be subject to the excise tax on certain so-called “excess parachute payments” under Section 4999 of the Code. However, if a reduction in the payments of 10% or less would render the excise tax inapplicable, then the payments would be reduced by such amount and we would not be required to make the gross-up payment.

Mr. Foust’s employment agreement contains confidentiality provisions which apply indefinitely and non-solicitation provisions which applied during the term of his employment and will apply for a one-year period thereafter. In addition, the employment agreement provided that, except in limited circumstances, Mr. Foust generally may not compete with us through the acquisition or ownership of technology-related real estate properties in the United States or Europe during the term of his employment with us.

A. William Stein

On August 7, 2008, we entered into a new employment agreement with Mr. Stein, our Chief Financial Officer and Chief Investment Officer. On December 24, 2008, the employment agreement was amended for further compliance with Section 409A of the Code. On June 9, 2010 and November 12, 2010, the employment agreement was further amended to reflect an increase in Mr. Stein’s target and maximum annual bonus amounts to 100% and 150%, respectively, from 75% and 100%, respectively, of his base salary, as approved by the Compensation Committee. The current term of Mr. Stein’s employment agreement extends until August 6, 2014, subject to automatic renewal for successive one-year periods unless either party provides notice of such party’s intention not to renew the employment agreement not less than 60 days prior to August 6, 2014. In connection with Mr. Foust’s departure from the Company, Mr. Stein was appointed as Interim Chief Executive Officer.

Mr. Stein’s annual base salary pursuant to the employment agreement, as adjusted, is currently $483,892, subject to increase in accordance with our policies in effect from time to time. Mr. Stein is eligible for an annual cash performance bonus under our incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The target and maximum annual bonuses for Mr. Stein are currently 100% and 150%, respectively, of his base salary. Mr. Stein is eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and medical and other group welfare plan coverage and fringe benefits provided to similarly-situated executives.

Mr. Stein’s employment agreement provides that if his employment is terminated by us without “cause” or by Mr. Stein for “good reason” (each as defined in the employment agreement), then, subject to Mr. Stein’s execution and non-revocation of a general release of claims, he will be entitled to receive a lump-sum severance payment within 60 days after the date of such termination in an amount equal to the sum of (i) his then-current annual base salary, (ii) the prorated portion of the maximum annual bonus for the partial fiscal year in which the termination date occurs (the “stub year bonus”) and (iii) if the termination occurs after a fiscal year-end but before annual bonuses are paid or determined for such preceding fiscal year, an amount equal to such unpaid bonus, if determined, or the maximum bonus (the “prior year bonus”), if any.

Pursuant to Mr. Stein’s employment agreement, in the event of a termination of Mr. Stein’s employment by us without “cause” or by the executive for “good reason” on or within one year after a “change in control” (as defined in our Incentive Award Plan), in lieu of the severance payment set forth in the preceding paragraph, Mr. Stein will be entitled to receive a lump-sum severance payment within 60 days after the date of such termination in an amount equal to the sum of (i) two times the amount of his then-current base salary, (ii) two times the greater of (a) his target annual bonus for the fiscal year in which the termination date occurs or (b) the annual bonus paid for the immediately preceding fiscal year, (iii) the stub year bonus and (iv) the prior year bonus, if any. Mr. Stein will also be entitled to continued health insurance coverage at least equal to the coverage that would have been provided to him if his employment had not been terminated, for a period ending on the earlier of the first anniversary of such termination or the date on which he becomes eligible to receive comparable health insurance under a subsequent employer’s plan. In addition, all outstanding unvested stock options and other equity-based awards held by Mr. Stein, other than any equity award that is subject to performance-based vesting (including unvested outperformance awards), shall become fully vested and exercisable; provided, that with respect to any stock options and other equity-based awards that were subject to a performance condition (including unvested 2013 long-term incentive unit awards), such stock options or other equity-based awards shall only vest to the extent provided in the applicable award agreement.

Mr. Stein’s employment agreement further provides that upon death or disability, he will be entitled to a lump-sum severance payment in an amount equal to the sum of (i) his then-current annual base salary, (ii) his maximum annual bonus for the fiscal year in which the termination date occurs, (iii) the stub year bonus and (iv) the prior year bonus, if any. In addition, all equity-based awards held by Mr. Stein will be subject to the severance provisions described in the preceding paragraph, except that with respect to any outstanding unvested stock options and other equity-based awards subject to performance-based vesting (including unvested 2013 long-term incentive unit awards), Mr. Stein will continue to be deemed a “service provider” under the applicable award agreements until all such awards that ultimately satisfy the performance conditions, if any, vest.

Mr. Stein is entitled to an additional tax gross-up payment under his employment agreement if any amounts paid or payable to him would be subject to the excise tax on certain so-called “excess parachute payments” under Section 4999 of the Code. However, if a reduction in the payments of 10% or less would render the excise tax inapplicable, then the payments will be reduced by such amount and we will not be required to make the gross-up payment.

Mr. Stein’s employment agreement contains confidentiality provisions which apply indefinitely and non-solicitation provisions which will apply during the term of his employment and for a one-year period thereafter. In addition, the employment agreement provides that, except in limited circumstances, Mr. Stein generally may not compete with us through the acquisition or ownership of technology-related real estate properties in the United States or Europe during the term of his employment with us.

Scott E. Peterson

On December 24, 2008, we entered into an amended and restated employment agreement with Mr. Peterson, our Chief Acquisitions Officer. Mr. Peterson’s employment under this agreement is at-will and either party may terminate his employment for any reason or for no reason by giving 30 days notice to the other party.

Mr. Peterson’s annual base salary pursuant to the employment agreement, as adjusted, is currently $462,171, subject to increase in accordance with our policies in effect from time to time. Mr. Peterson is eligible for an annual cash performance bonus under our incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The target and maximum annual bonuses for Mr. Peterson are currently 100% and 120%, respectively, of his base salary. Mr. Peterson is eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and medical and other group welfare plan coverage and fringe benefits provided to similarly-situated employees.

Mr. Peterson’s employment agreement provides that if his employment is terminated by us without “cause” (as defined in the employment agreement), then, subject to Mr. Peterson’s execution and non-revocation of a general release of claims, he will be entitled to receive a lump-sum severance payment within 60 days after the date of such termination in an amount equal to 50% of the sum of (i) his then-current annual base salary and (ii) his target bonus for the fiscal year in which the termination date occurs.

Pursuant to Mr. Peterson’s employment agreement, in the event of a termination of Mr. Peterson’s employment by us without “cause” on or within one year after a “change in control” (as defined in our Incentive Award Plan), in lieu of the severance payment set forth in the preceding paragraph, Mr. Peterson will be entitled to receive a lump-sum severance payment within 60 days after the date of such termination in an amount equal to the sum of (i) his then-current base salary and (ii) the greater of (a) his target annual bonus for the fiscal year in which the termination date occurs or (b) the annual bonus paid for the immediately preceding fiscal year. Mr. Peterson’s employment agreement further provides that in the event of a termination of Mr. Peterson’s employment by us without “cause” within the six-month period immediately preceding a “change in control” in connection with such “change in control,” Mr. Peterson will be entitled to receive a lump-sum severance payment, within the earlier of (i) the six-month anniversary of his date of termination or (ii) the date on which the “change in control” occurs, in an amount equal to the excess of the amount of severance payable under the preceding sentence over the amount of severance payable under the preceding paragraph. Further, in the event of any such termination described in this paragraph, all outstanding unvested stock options and other equity-based awards held by Mr. Peterson, other than any equity award that is subject to performance-based vesting (including unvested 2013 long-term incentive unit awards), shall become fully vested and exercisable; provided, that with respect to any stock options and other equity-based awards that were subject to a performance condition (including unvested 2013 long-term incentive unit awards), such stock options or other equity-based awards shall only vest to the extent provided in the applicable award agreement.

Mr. Peterson’s employment agreement does not provide for any payments or benefits upon death or disability, or additional tax gross-up payment on so-called “excess parachute payments” under Section 4999 of the Code.

Mr. Peterson’s employment agreement contains confidentiality provisions which apply indefinitely and non-solicitation provisions which will apply during the term of his employment and for a six-month period thereafter.

David J. Caron

On July 30, 2004, we entered into an employment agreement with Mr. Caron, our Senior Vice President, Portfolio Management. On December 4, 2008, the employment agreement was amended for further compliance with Section 409A of the Code. Mr. Caron’s employment under this agreement is at-will and either party may terminate his employment for any reason or for no reason by giving 15 days notice to the other party.

Mr. Caron’s annual base salary pursuant to the employment agreement, as adjusted, is currently $348,950, subject to adjustment in accordance with our policies in effect from time to time. Mr. Caron is eligible for an annual cash performance bonus under our incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The target and maximum annual bonuses for Mr. Caron are currently 75% and 115%, respectively, of his base salary. Mr. Caron is eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and medical and other group welfare plan coverage and fringe benefits provided to similarly-situated employees.

Mr. Caron’s employment agreement provides that if his employment is terminated by us without “cause” (as defined in the employment agreement), then, subject to Mr. Caron’s execution and non-revocation of a general release of claims, he will be entitled to receive a lump-sum severance payment within 60 days after the date of such termination in an amount equal to 50% of his then-current annual base salary.

Mr. Caron’s employment agreement does not provide for any payments or benefits upon death or disability, or additional tax gross-up payment on so-called “excess parachute payments” under Section 4999 of the Code.

Mr. Caron’s employment agreement contains confidentiality provisions which apply indefinitely and non-solicitation provisions which will apply during the term of his employment and for a six-month period thereafter.

Matthew J. Miszewski

On November 16, 2012, we entered into an employment agreement with Mr. Miszewski, our Senior Vice President, Sales. Mr. Miszewski’s employment under this agreement is at-will and either party may terminate his employment for any reason or for no reason at any time, with or without advance notice.

Mr. Miszewski’s annual base salary pursuant to the employment agreement, as adjusted, is currently $283,250, subject to adjustment in accordance with our policies in effect from time to time. Mr. Miszewski is eligible for an annual cash performance bonus under our incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The target and maximum annual bonuses for Mr. Miszewski are currently 75% and 115%, respectively, of a portion of his base salary equal to $150,000. Additionally, Mr. Miszewski is eligible to receive commissions under our sales commission plan. The target and maximum annual commissions for Mr. Miszewski are currently 100% and 200%, respectively, of $200,000. Mr. Miszewski is eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and medical and other group welfare plan coverage and fringe benefits provided to similarly-situated employees. In addition, Mr. Miszewski’s employment agreement provides for reimbursement of up to $7,500 in moving expenses in connection with his relocation to San Francisco, California and a one-time signing bonus equal to $100,000.

Mr. Miszewski’s employment agreement also provides for the grant of a restricted stock award valued, on the date of grant, at $350,000. In lieu of restricted stock, Mr. Miszewski received a grant of long-term incentive units as set forth in the Grants of Plan-Based Awards table above.

Mr. Miszewski’s employment agreement does not provide for any payments or benefits upon termination of employment, death or disability, or additional tax gross-up payment on so-called “excess parachute payments” under Section 4999 of the Code.

Mr. Miszewski’s employment agreement contains confidentiality provisions which apply indefinitely and non-solicitation provisions which will apply during the term of his employment and for a one-year period thereafter.

Definitions

As used in the employment agreements of each of Messrs. Foust, Stein, Peterson and Caron, “cause” shall generally mean the occurrence of any one or more of the following events:

•	With respect to Messrs. Foust and Stein: (i) willful and continued failure to substantially perform the executive’s duties with our Company (other than any such failure resulting from the executive’s incapacity due to physical or mental illness); (ii) willful commission of an act of fraud or dishonesty resulting in economic or financial injury to our Company or its subsidiaries or affiliates; (iii) conviction of, or entry of a guilty or no contest plea to, the commission of a felony or a crime involving moral turpitude; (iv) willful breach by the executive of any fiduciary duty owed to our Company which results in economic or other injury to our Company or its subsidiaries or affiliates; (v) willful and gross misconduct in the performance of the executive’s duties that results in economic or other injury to our Company or its subsidiaries or affiliates; (vi) willful and material breach of the restrictive covenants set forth in the employment agreement; or (vii) material breach by the executive of any of his other obligations under the employment agreement. Solely with respect to Mr. Foust, his employment agreement provides that in the event of a termination of employment by our Company (other than by reason of death or disability or pursuant to clause (iii) of this paragraph) on or within one year after a change in control or within the six month period immediately preceding a “change in control” in connection with such change in control, it shall be presumed that such termination was effected by our Company other than for cause unless the contrary is established by our Company.

•

With respect to Mr. Peterson: (i) willful and gross misconduct which materially injures the general reputation of any member of our Company or interferes with contracts or operations of any member of our Company; (ii) conviction of, or entry of a guilty or no contest plea to, a felony or any crime involving moral turpitude; (iii) fraud, misrepresentation, or breach of trust by him in the course of his employment which adversely affects any member of our Company; (iv) willful and gross misconduct in the performance of his duties hereunder that results in economic or other injury to our Company or its subsidiaries or affiliates; (v) a material breach of the restrictive covenants set forth in the employment agreement; or (vi) a material breach by him of any of his obligations under the employment agreement.

•

With respect to Mr. Caron: (i) material failure by him to exercise a reasonable level of skill and efficiency in performing his duties or responsibilities; (ii) misconduct by him which injures the general reputation of our Company or its subsidiaries or affiliates or interferes with contracts or operations of our Company or its subsidiaries or affiliates; (iii) his conviction of, or entry of a guilty or no contest plea to, a felony or any crime involving moral turpitude; (iv) fraud, misrepresentation, or breach of trust by him in the course of his employment which adversely affects our Company or its subsidiaries or affiliates; (v) his willful and gross misconduct in the performance of his duties hereunder that results in economic or other injury to our Company or its subsidiaries or affiliates; (vi) a material breach of the restrictive covenants set forth in the employment agreement; or (vii) a material breach by him of any of his obligations under the employment agreement.

As used in the employment agreements of Messrs. Foust and Stein, “disability” shall mean a disability that qualifies or, had the executive been a participant, would qualify him to receive long-term disability payments under our Company’s group long-term disability insurance plan or program, as it may be amended from time to time.

As used in the employment agreements of Messrs. Foust and Stein, “good reason” shall generally mean the occurrence of any one or more of the following events without the executive’s prior written consent, along with our Company’s failure to cure within 30 days after the receipt of notice thereof: (i) assignment of any duties materially inconsistent with the executive’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by the employment agreement, or any other action by our Company which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by our Company; (ii) reduction in the case of Mr. Foust, and material reduction in the case of Mr. Stein, of annual base salary or bonus opportunity, each as in effect on the date of the employment agreement or as the same may be increased from time to time; (iii) the relocation of our offices at which the executive is principally employed to a location more than 45 miles from such location, or our Company’s requiring the executive to be based at a location more than 45 miles from such principal place of employment, except for required travel on company business; or (iv) failure to obtain a satisfactory agreement from any successor to assume and agree to perform our Company’s obligations under the employment agreement.

As used in the employment agreements of Messrs. Foust, Stein and Peterson, “change in control” means the occurrence of any of the following events:

•

the acquisition, directly or indirectly, by any person or group of beneficial ownership of securities entitled to vote generally in the election of directors (referred to as voting securities) that represent 35% or more of the combined voting power of our then outstanding voting securities, subject to certain exceptions;

•

individuals who, as of the date of the closing of our initial public offering constitute the Board cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date of the agreement whose election by our stockholders, or nomination for election by the Board, was approved by a vote of at least a majority of the directors then comprising the incumbent Board will be considered as though such individual were a member of the incumbent Board;

•

our consummation (whether directly or indirectly through one or more intermediaries) of a merger, consolidation, reorganization or business combination or a sale or other disposition of all or substantially all of our assets or the acquisition of assets or stock of another entity, in each case, other than a transaction;

•

which results in our voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, us or owns, directly or indirectly, all or substantially all of our assets or otherwise succeeds to our business) directly or indirectly, at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction, and

•

after which no person or group, other than Global Innovation Partners, LLC or CALPERS, or any affiliate thereof, beneficially owns voting securities representing 35% or more of the combined voting power of the successor entity; or

•	approval by our stockholders of our liquidation or dissolution.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael F. Foust,	551	(1)	—	—	$41.73	5/2/17	2/23/2010	(4)	18,329	$900,320	—	—
Former Chief Executive Officer							2/10/2011	(5)(8)	33,555	1,648,222	—	—
							2/14/2012	(6)(8)	37,340	1,834,141	—	—
							2/11/2013	(7)(8)	51,756	2,542,255	—	—

A. William Stein,	—		—	—	—	—	2/23/2010	(4)	9,997	491,053	—	—
Chief Financial Officer, Chief Investment Officer and Secretary							2/10/2011	(5)	18,304	899,092	—	—
							2/14/2012 2/11/2013	(6) (7)	18,670 25,878	917,070 1,271,127	— —	— —

Scott E. Peterson,	—		—	—	—	—	2/23/2010	(4)	6,666	327,434	—	—
Chief Acquisitions Officer							2/10/2011 2/14/2012 2/11/2013	(5) (6) (7)	12,202 12,447 17,252	599,362 611,397 847,418	— — —	— — —

David J. Caron,	—		—	—	—	—	2/23/2010	(4)	3,666	180,074	—	—
Senior Vice President,							2/10/2011	(5)	9,762	479,509	—	—
Portfolio Management							2/14/2012	(6)	11,203	550,291	—	—
							2/11/2013	(7)	17,252	847,418	—	—

Matthew J. Miszewski,	—		—	—	—	—	2/11/2013	(7)	2,875	141,220	—	—
Senior Vice President,							2/20/2013	(9)	5,305	260,582	—	—
Sales

(1)	Represents stock options granted on May 2, 2007, of which 20% vested on May 2, 2008, and the remainder of which vested on a monthly basis and became fully vested on May 2, 2012.
(2)	Represents long-term incentive units in our operating partnership for each of our named executive officers, which vest in installments of 20%, 20%, 30% and 30% over an approximate four-year period following the grant date.
(3)	Based on the closing market price of our Common Stock on December 31, 2013 of $49.12 per share.
(4)	Time-based units and performance-based units that satisfy the performance condition vested on February 23, 2014.
(5)	Time-based units and performance-based units that satisfy the performance condition vested on February 27, 2014 (50%) and will vest on February 27, 2015 (50%).
(6)	Time-based units and performance-based units that satisfy the performance condition vested on February 27, 2014 (25%) and remainder will vest in equal amounts on each of February 27, 2015 and 2016.
(7)	Time-based units and performance-based units that satisfy the performance condition vested on February 27, 2014 (20%) and will vest on February 27, 2015 (20%), February 27, 2016 (30%) and February 27, 2015 (30%).
(8)	In connection with Mr. Foust’s departure as our Chief Executive Officer on March 17, 2014 and subject to the effectiveness of a release agreement with the Company, an additional 81,588 long-term incentive units subject to these awards will vest.
(9)	Vested on February 20, 2014 (25%) and remainder will vest in equal amounts on each of February 20, 2015, 2016 and 2017.

Option Exercises and Stock Vested

The following table discloses the number of options exercised by our named executive officers during 2013, and the value realized by these officers on exercise. The following table also discloses the number of long-term incentive units which vested during 2013, and the value realized by these officers on vesting.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Michael F. Foust, Former Chief Executive Officer	63,886	$4,281,051
A. William Stein, Chief Financial Officer, Chief Investment Officer and Secretary	35,787	2,399,377
Scott E. Peterson, Chief Acquisitions Officer	28,771	1,931,995
David J. Caron, Senior Vice President, Portfolio Management	14,102	942,863
Matthew J. Miszewski, Senior Vice President, Sales	—	—

(1)	Value realized on vesting of long-term incentive units is calculated based on the per share closing market price of our Common Stock on the vesting dates of such units and assumes those units were exchanged for Common Stock and sold on that date.

Deferred Compensation Plan

The Board adopted the Digital Realty Trust, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) on October 22, 2013. Under the Deferred Compensation Plan, eligible employees, including our named executive officers, are permitted to defer receipt of up to 100% of their base salary, bonus and/or commissions. Eligible employees, including our named executive officers, may only elect to defer, compensation earned on or after January 1, 2014 under the Deferred Compensation Plan. Accordingly, none of our named executive officers deferred receipt of their base salary, bonus and/or commissions under the Deferred Compensation Plan during fiscal year 2013.

The amounts deferred under each participant’s Deferred Compensation Plan accounts are deemed to be invested in investment alternatives chosen by the participant from a range of choices established by our Compensation Committee, which administers the Deferred Compensation Plan. The balances of participant accounts are adjusted to reflect the gains or losses that would have been obtained if the participant contributions had actually been invested in the applicable investment alternatives.

Participants may elect to defer the distribution of their account balances until the occurrence of a specified future date or event, including: (i) a future year specified by the participant, (ii) the participant’s termination of employment, (iii) the participant’s death or disability, or (iv) a change in control of the Company. Participants may also elect whether to receive distributions of their account balances in a single lump-sum amount or in annual installments to be paid over a period of two to ten years.

Payment of a participant’s account will be made or commence, as applicable, as follows: (i) in the case of a specified year, on the Company’s first regular payroll date to occur during the month of July (the “Payment Date”) of the year specified by the participant, (ii) in the case of a termination of employment, death or disability, on the Payment Date occurring during the year immediately following such termination of employment, death or disability, as applicable, or (iii) in the case of a change in control of the Company, as soon as possible following the change in control. If a participant selects more than one distribution event, payments will be made or commence, as applicable, on the earliest selected distribution event to occur.

The Deferred Compensation Plan is administered by our Compensation Committee, which has the authority to appoint or delegate the administration of the plan to another individual or sub-committee. The Deferred Compensation Plan is an unfunded plan for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. A “rabbi trust” has been established to satisfy our obligations under the Deferred Compensation Plan.

Potential Payments upon Termination or Change in Control

Our named executive officers are entitled to full vesting of all equity awards (other than certain performance-based vesting equity awards that have not met their performance-based vesting requirement) held by them upon a change in control, even absent a termination of employment. Certain of our named executive officers are also entitled to severance payments upon qualifying terminations of employment pursuant to the terms of their employment agreements, as set forth under “—Narrative Disclosure to Compensation Tables—Employment Agreements” above.

The following table sets forth an estimate of the payments to be made to our named executive officers in the event that a qualifying termination of employment or a change in control occurs, assuming that the triggering event took place on December 31, 2013.

Name	Without Cause or for Good Reason (without Change in Control)		Death or Disability	Without Cause or for Good Reason (with Change in Control)(1)		Occurrence of Change in Control(2)
Michael F. Foust,
Former Chief Executive Officer(3)
Severance Payment	$7,331,999		$3,260,000	$7,331,999		$—
Unvested Profits Interest Units(4)	6,924,938		6,924,938	6,924,938		6,924,938
Health Insurance	9,866		—	9,866		—
280G Tax Gross-up Payment	—		—	5,773,125		—
A. William Stein,
Chief Financial Officer, Chief Investment Officer and Secretary
Severance Payment	1,207,356		1,930,819	2,930,482		—
Unvested Profits Interest Units(4)	—		3,578,343	3,578,343		3,578,343
Health Insurance	—		—	14,810		—
280G Tax Gross-up Payment	—		—	2,269,846		—
Scott E. Peterson,
Chief Acquisitions Officer
Severance Payment	461,413	(5)	—	962,639	(5)	—
Unvested Profits Interest Units(4)	—		2,385,611	2,385,611		2,385,611
David J. Caron,
Senior Vice President, Portfolio Management
Severance Payment	174,475	(5)	—	174,475	(5)	—
Unvested Profits Interest Units(4)	—		2,057,293	2,057,293		2,057,293
Matthew J. Miszewski,
Senior Vice President, Sales
Unvested Profits Interest Units(4)	—		401,802	401,802		401,802
(1)	With respect to Mr. Foust, pursuant to his employment agreement, this includes a resignation by him for any reason on or within 30 days after the six-month anniversary of a “change in control” (as defined in our Incentive Award Plan). With respect to Mr. Peterson, pursuant to his employment agreement, this includes a termination of his employment by us without “cause” (as defined in his employment agreement) within the six-month period immediately preceding a “change in control” in connection with such “change in control” (as defined in our Incentive Award Plan), upon the occurrence of which, Mr. Peterson would be entitled to an additional payment of $501,227.
(2)	The amounts payable that are reflected in this column with respect to acceleration of each named executive officer’s equity awards will only be paid once upon the occurrence of a change in control and not again in the event of a subsequent termination of employment.
(3)	Mr. Foust’s departure as our Chief Executive Officer on March 17, 2014 was treated as a termination without cause under his employment agreement.
(4)

Pursuant to the employment agreements with Messrs. Foust, Stein and Peterson, the executive will continue to be deemed a “service provider” under all performance-based vesting awards until all such awards that ultimately have satisfied their performance conditions vest (except, in the case of Mr. Stein upon a termination of his employment by us without cause or for good reason without any change in control, and, in the case of Mr. Peterson upon a termination of his employment by us without cause without any change in control or upon his death or disability). The employment agreements with Messrs. Caron and Miszewski do not include such provisions. Pursuant to the equity award agreements with each of our named executive officers, unvested time-based equity awards will vest immediately upon a change of control and unvested performance-based equity awards will vest immediately (i) with respect to all such outstanding awards if a change of control occurs prior to the performance condition measurement date, or (ii) with respect to the portion of such award determined to have met the performance condition if a change of control occurs after the performance condition measurement date.

(5)	The employment agreements with Messrs. Peterson and Caron do not provide for any benefits upon termination by Mr. Peterson or Mr. Caron for “good reason.”

2014 Salary and Bonus Targets

In February 2014, the Compensation Committee set the following salaries for our named executive officers, which remain unchanged from our named executive officers’ salaries in 2013, except for Mr. Miszewski, whose increased salary became effective March 1, 2014.

Name	2014 Salary
A. William Stein	483,892
Scott E. Peterson	462,171
David J. Caron	348,950
Matthew J. Miszewski	283,250

For 2014, based on the recommendations of management, a review of the Company’s business plan and the analysis provided by FPL, the Compensation Committee established the targets for purposes of the long-term incentive awards; however, the Compensation Committee continues to review and assess the objectives and goals for the 2014 annual incentive bonuses.

The new 2014 long-term incentive plan for our named executive officers and other members of our senior management features equity incentive awards that will performance vest based on total stockholder return, relative to the MSCI US REIT Index, or RMS, over a three-year measurement period and time vest over a two-year period following the conclusion of the measurement period.

DIRECTOR COMPENSATION

We use a combination of cash and equity-based incentive compensation to attract and retain qualified non-employee director candidates to serve on our Board. In setting non-employee director compensation, we consider the significant amount of time that directors spend in fulfilling their duties to our Company as well as the skill level we require of members of our Board.

Compensation of Directors

Pursuant to our director compensation program, each of the Company’s directors who is not an employee of the Company or any of its subsidiaries receives an annual cash retainer of $60,000 for services as a director. Directors receive annual fees for service as members (excluding chairs) on the following committees, in addition to the foregoing retainer of $60,000: $10,000 for the Audit Committee; $7,500 for the Compensation Committee; $7,500 for the Nominating and Corporate Governance Committee; and $7,500 for the Strategy Committee. The director who serves as the chair of the Audit Committee receives an annual retainer of $20,000; the director who serves as the chair of the Compensation Committee receives an annual retainer of $15,000; the director who serves as the chair of the Nominating and Corporate Governance Committee receives an annual retainer of $15,000; and the director who serves as the chair of the Strategy Committee receives an annual retainer of $15,000. In addition, any non-employee director who serves as Chairman of the Board receives an annual cash retainer of $25,000 (in addition to the annual cash base retainer of $60,000). Directors are reimbursed separately for out-of-pocket expenses incurred while performing their duties.

Directors who are also our employees or employees of any of our subsidiaries do not receive compensation for their services as directors.

Our Incentive Award Plan provides for formula grants of long-term incentive units to non-employee directors as follows:

•

Pro Rata Grant. Each person who first becomes a non-employee director on a date other than the date of an annual meeting of stockholders will, on the date of such person first becoming a non-employee director, be granted a number of long-term incentive units equal to the product of (A) the quotient obtained by dividing (x) $100,000 by (y) the fair market value of a share of Common Stock on such date, multiplied by (B) the quotient obtained by dividing (x) 12 minus the number of months that have elapsed since the immediately preceding annual meeting of stockholders, by (y) 12. The award will be fully vested on the date of grant.

•

Annual Grant. Each person who first becomes a non-employee director at an annual meeting of stockholders and each person who otherwise continues to be a non-employee director immediately following such annual meeting will, on the date of such annual meeting, be granted a number of long-term incentive units equal to the quotient obtained by dividing (x) $100,000 by (y) the fair market value of a share of Common Stock on the date of such annual meeting. The award will be fully vested on the date of grant.

In addition, the non-employee director may elect in advance to receive in lieu of his or her annual unit award an equivalent number of shares in the form of a stock payment or restricted stock, as applicable, subject to the same vesting schedule (if any) as would have applied to the corresponding grant of long-term incentive units. If a non-employee director does not qualify as an “accredited investor” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), on the date of any grant of long-term incentive units to such director, then the director will not receive such grant of long-term incentive units, and in lieu thereof will automatically be granted an equivalent number of shares in the form of a stock payment or restricted stock, as applicable, subject to the same vesting schedule (if any) as would have applied to the corresponding grant of long-term incentive units.

The table below summarizes the compensation we paid to directors, excluding Mr. Foust whose compensation can be found in “Executive Compensation,” for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(4)	Total ($)
Laurence A. Chapman	$87,500	$99,970	N/A	$234	$187,704
Kathleen Earley	92,500	99,970	N/A	234	192,704
Ruann F. Ernst, Ph.D.	85,000	99,970	N/A	234	185,204
Kevin J. Kennedy	40,792	116,614	N/A	—	157,406
William G. LaPerch	42,042	116,614	N/A	—	158,656
Dennis E. Singleton	92,500	99,970	N/A	234	192,704
Robert H. Zerbst	82,500	99,970	N/A	—	182,470

(1)

As of July 23, 2013, the members of the Audit Committee are Mr. Chapman (Chair), Ms. Earley, Ms. Ernst and Mr. LaPerch; the members of the Compensation Committee are Mr. Zerbst (Chair), Ms. Earley, Ms. Ernst and Mr. Kennedy; the members of the Nominating and Corporate Governance Committee are

Ms. Earley (Chair), Mr. Chapman, Mr. Singleton and Mr. Zerbst; and the members of the Strategy Committee are Ms. Ernst (Chair), Mr. Kennedy and Mr. LaPerch. The amounts in this column include pro rata adjustments for (a) our directors whose committee membership changed in 2013, and (b) for Mr. Kennedy and Mr. LaPerch, who were elected as directors in 2013.

(2)	The amounts in this column represent the full grant date fair value of long-term incentive units granted during 2013 in accordance with ASC Topic 718. For additional information on the valuation assumptions for 2013, refer to Note 13 to the Company’s and our operating partnership’s consolidated financial statements for the fiscal year ended December 31, 2013, included in the Company’s and our operating partnership’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2013.
(3)	The aggregate number of long-term incentive units outstanding at December 31, 2013 for each of our non-employee directors is set forth in the table below:

Mr. Chapman	2,803
Ms. Earley	2,803
Ms. Ernst	8,192
Mr. Kennedy	1,677
Mr. LaPerch	1,677
Mr. Singleton	14,640
Mr. Zerbst	5,963

For Mr. Kennedy and Mr. LaPerch, the amounts in this column include pro rata awards granted for the portion of the year in 2013 during which they served prior to being re-elected at the 2013 Annual Meeting of Stockholders.

(4)	Reflects distributions on unvested long-term incentive units and restricted stock. Excludes distributions on vested long-term incentive units and restricted stock.

Stock Ownership Guidelines

In 2009, our Board adopted guidelines encouraging each director to hold shares of the Company’s stock, which may include long-term incentive units in our operating partnership, in an amount equal to 2.5 times the aggregate number of shares and units granted to such director pursuant to the Incentive Award Plan during the preceding fiscal year, and to achieve this ownership level by the sixth year of such director’s Board membership. This guideline is non-binding and the number of shares of the Company’s stock owned by any director is a personal decision. Our directors who have been members of our Board for at least six years have met these guidelines.

COMPENSATION RISK ASSESSMENT

The Company believes that our compensation policies and practices appropriately balance near-term performance improvement with sustainable long-term value creation, and that they do not encourage unnecessary or excessive risk taking. In 2013, the Company’s management conducted an extensive review of the design and operation of our compensation program and its findings were presented to the Compensation Committee and the Board. The review included an assessment of the level of risk associated with the various elements of compensation. Based on this review and assessment, the Company believes that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

EQUITY COMPENSATION PLAN TABLE

The following table provides information with respect to shares of our Common Stock that may be issued under our existing equity compensation plan.

Equity Compensation Plan Information(1)

	(a)	(b)	(c)	(d)
	Number of shares of Common Stock to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options(2)	Number of shares of Restricted Common Stock and Common Stock issuable upon redemption of outstanding long- term incentive units and class C units(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) and (c))(4)
Plan Category
Equity compensation plans approved by stockholders	123,690	$30.13	1,730,288	3,209,240
Equity compensation plans not approved by stockholders	N/A	N/A	N/A	N/A

(1)	Information as of December 31, 2013.
(2)	The weighted-average remaining term is 2.40 years.
(3)	The number of unvested full-value awards is 696,032. Full-value awards are comprised of restricted stock and long-term incentive units.
(4)	Includes shares available for future grants of stock options, restricted stock and other stock-based awards and shares issuable upon redemption of long-term incentive units available to be granted under the Incentive Award Plan.

ITEM 4.	ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Background

We are asking stockholders to vote upon a resolution to approve, on a non-binding, advisory basis, the compensation of our named executive officers as reported in this Proxy Statement.

At our 2011 Annual Meeting of Stockholders, the majority of the votes cast by our stockholders were in favor of holding a say-on-pay vote every year. The Board took into account this strong preference for an annual vote and determined that we will hold a non-binding, advisory vote on the compensation of our named executive officers every year until the next non-binding, advisory vote on the frequency of holding a say-on-pay vote occurs.

Summary

At our 2013 Annual Meeting of Stockholders, our stockholders overwhelmingly approved the compensation of our named executive officers, with 92% of the votes cast in favor of the say-on-pay proposal. We believe this affirms our stockholders’ support of our approach to executive compensation.

As described more fully in the Compensation Discussion and Analysis, or CD&A, section of this Proxy Statement, the compensation program for our named executive officers is designed to attract, retain and motivate experienced and talented executives who can help achieve short-term and long-term performance goals necessary to maximize stockholder value. The program seeks to align a significant portion of executive compensation with our performance on a short-term and long-term basis through a combination of annual base salaries, annual incentives through cash bonuses and long-term incentives through equity-based compensation. The annual incentive payout for each named executive officer is based on financial and operational goals and organizational development goals established by the Compensation Committee, and each named executive officer’s bonus opportunity provides for target and maximum bonus amounts, expressed as a percentage of base salary. In addition to the annual cash incentive bonus program applicable to all of our named executive officers, our Senior Vice President of Sales is eligible to receive commissions under our sales commission plan. Long-term incentive awards include grants of long-term incentive units in our operating partnership intended to encourage actions to maximize stockholder value. We urge our stockholders to review the CD&A section of this Proxy Statement and executive-related compensation tables for more information.

We emphasize pay-for-performance. Our compensation philosophy is to pay for performance, support our business strategies, and offer competitive compensation arrangements. In the CD&A, we have provided stockholders with a description of our compensation programs, including the philosophy and strategy underpinning the programs, the individual elements of the compensation programs, and how our compensation plans are administered.

During the past several years, the Company has been focused on growing our operations internally and through strategic acquisitions as well as through improved leasing, asset management and marketing activities, improving our balance sheet, strategically accessing the capital markets and focusing on our organizational development. More recently, the Company has focused on its sales and marketing strategy, including implementing a mid-market approach to support its leasing efforts, investing in strategic initiatives to complement its existing portfolio in order to attract a wider base of customers, and organizational structuring to support these new strategies and initiatives as well as the continued growth of the Company. Accomplishments in the year ended December 31, 2013 include, among other things, the following:

•

Reported FFO of $4.74 per diluted share and unit for the year ended December 31, 2013, up 7% from $4.44 per diluted share and unit for the year ended December 31, 2012, and reported net income of $320.4 million for the year ended December 31, 2013, up 48% from $216.0 million for the year ended December 31, 2012. (A reconciliation of FFO to net income is included on page 90 of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2013.)

•

Formed a $369 million joint venture with an investment fund managed by Prudential Real Estate Investors (“PREI”), the real estate investment management and advisory business of Prudential Financial, Inc. Digital Realty seeded the joint venture with nine Powered Base Building® data centers totaling 1.06 million square feet. The joint venture arranged a $185 million five-year unsecured bank loan at LIBOR plus 180 basis points, representing a loan-to-value ratio of approximately 50%. The transaction generated approximately $328.6 million of net proceeds to the Company, comprised of our share of the initial draw-down on the bank loan in addition to the PREI fund’s equity contribution, less our share of closing costs.

•	Completed acquisitions of operating properties and vacant land for future development in nine markets totaling $188.2 million, and entered the Japan market with a land acquisition in Osaka.

•

Set a record for leases signed during the fourth quarter and full year ended December 31, 2013, totaling approximately $54 million and $161 million of annualized GAAP rental revenue, respectively, which represented the highest quarter and full-year signings in the Company’s history.

•

Increased the annual dividend on our Common Stock by 7% in 2013 from 2012, representing the 11th dividend increase since, and a compounded annual growth rate of 15.3% since our first full quarter of operations following, our initial public offering.

•

Refinanced $3 billion of our global revolving credit facility and multi-currency term loan, representing at closing the 5th largest unsecured credit facilities among U.S. REITs. Pursuant to this refinancing, the Company reduced pricing, extended the maturity of the global revolving credit facility and increased aggregate commitments available under both agreements by $450 million.

•	Completed our inaugural international bond offering with a £400 million 4.250% 12-year unsecured notes issuance.

•

Completed an offering of our 5.875% Series G Cumulative Redeemable Preferred Stock for gross proceeds of $250 million, including the proceeds from the exercise of a portion of the underwriters’ over-allotment option.

Consistent with our compensation philosophy to pay for performance, because the maximum level of our 2013 FFO goal was not achieved, the 2013 performance-based annual incentive cash bonuses for our named executive officers, except for Mr. Miszewski (who joined the Company in 2013), were lower than the bonuses for 2012 when our 2012 FFO goal exceeded target but did not achieve the maximum level and lower than the bonuses for 2011 when the maximum level of our 2011 FFO goal was exceeded. In consideration of the Company’s stock performance in 2013, the Compensation Committee approved the annual incentive cash bonus for our former Chief Executive Officer at 50% of his target bonus. The other named executive officers’ annual incentive cash bonuses were based more on the relative achievement of their individual performance goals than the Company’s stock performance in 2013 and ranged from 94% to 113% of their respective target bonuses.

Additionally, with respect to the equity incentive compensation granted to our named executive officers, in 2013 the performance-based vesting condition was achieved at the target level, compared to 2012 when the performance-based vesting condition was achieved above the target level but below the maximum level and to 2011 when the performance-based vesting condition was achieved at the maximum level, based on our FFO goal for the respective years. As discussed further in “Description of Individual Elements of Compensation—Annual Incentive Bonuses” in the CD&A, the Compensation Committee utilized core FFO, which is FFO adjusted to exclude certain items that do not represent core revenue streams, such as termination fees, or core expenses, such as significant transaction expenses, which the Compensation Committee determined to be more indicative of the Company’s performance and to give a more accurate picture of the Company’s annual performance.

Further, in considering the Company’s performance in 2013, the Compensation Committee has significantly modified the equity incentive compensation granted to our named executive officers and other members of the senior management in 2014. The new long-term incentive plan for our named executive officers and other members of our senior management features equity incentive awards that will performance vest based on total stockholder return, relative to the MSCI US REIT Index, or RMS, over a three-year measurement period and time vest over a two-year period following the conclusion of the measurement period. The 2014 base salaries for our named executive officers, except for Mr. Miszewski who was not a named executive officer in 2013, will remain unchanged.

We believe that our compensation programs are strongly aligned with the long-term interests of our stockholders. We believe that equity awards serve to align the interests of our named executive officers with those of our long-term stockholders by encouraging long-term performance. As such, equity awards are a key component of our executive compensation program, with equity awards ranging between 51% and 67% of our named executive officers’ compensation opportunity in 2013, other than for our Senior Vice President of Sales whose incentive compensation is weighted more towards commissions and whose equity awards represented 37% of such officer’s compensation opportunity in 2013. Time-based equity awards are generally back-loaded and vest in installments of 20%, 20%, 30% and 30% over an approximate four-year period following the grant date.

We are committed to having strong governance standards with respect to our compensation program, procedures and practices. Pursuant to our commitment to strong governance standards, the Compensation Committee is comprised solely of independent directors. The Compensation Committee retained Towers Watson for a portion of 2013 and has since retained FPL, each an independent compensation consultant, to provide it with advice and guidance on our executive compensation program design and to evaluate our executive compensation program. The Compensation Committee oversees and periodically assesses the risks associated with our company-wide compensation policies and practices to determine whether such policies and practices encourage unnecessary or excessive risk taking.

We provide competitive pay opportunities. The Compensation Committee consistently reviews our executive compensation program to ensure that it provides competitive pay opportunities. Our compensation programs consist of elements designed to complement each other and reward achievement of short-term and long-term objectives tied to our performance through association with an operating metric. We have chosen the selected metrics to align employee compensation, including compensation for the executives named in the Summary Compensation Table of this Proxy Statement, to our business strategy. The following are a few key 2013 actions and decisions with respect to our compensation program:

•

As with past years, the named executive officers were eligible to earn cash incentive compensation based upon achievement of specific financial, operational and organizational objectives for 2013 as approved by the Compensation Committee that are designed to challenge the named executive officers to high performance.

•	A larger portion of our named executive officers’ total cash compensation is dependent on Company, business group and individual performance.

•	The Compensation Committee determines annual base salaries after reviewing salary survey data based on the Company’s historical performance relative to its peer group.

•

Our compensation programs encourage employees to build and maintain an ownership interest in the Company. Time-based equity awards are generally back-loaded and vest in installments of 20%, 20%, 30% and 30% over an approximate four-year period following the grant date.

•

In 2013, each of Towers Watson and FPL was retained directly by and reported to the Compensation Committee. Neither Towers Watson nor FPL had any prior relationship with any of our named executive officers.

•

Base salaries represented 16% to 21% whereas performance-based compensation represented 43% to 49% of the total compensation opportunity for our named executive officers reflecting our philosophy of paying for performance and aligning the interests of our named executive officers with stockholders’ interests.

•

Based on the recommendations of management, a review of the Company’s business plan and strategic objectives and the analysis provided by Towers Watson, the Compensation Committee established financial and operational goals and organizational development goals for each named executive officer for 2013.

Recommendation

The Board believes that the information provided above and within the CD&A section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation. Further, in taking the Company’s recent stock performance under consideration and awarding longer-term equity awards based on the Company’s stock performance over a three-year period, the Board believes it has further aligned our management’s interests with that of our stockholders.

In accordance with Section 14A of the Exchange Act and the Board’s determination to hold a say-on-pay vote on an annual basis, and as a matter of good corporate governance, we are asking stockholders to approve, on a non-binding, advisory basis, the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion of this Proxy Statement, is hereby approved, on a non-binding, advisory basis, by the stockholders of the Company.”

This advisory resolution is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation program. Unless the Board modifies its policy on the frequency of future say-on-pay advisory votes, the next say-on-pay advisory vote will be held at the 2015 Annual Meeting of Stockholders, and the next advisory vote on the frequency of holding a say-on-pay vote will occur no later than the 2017 Annual Meeting of Stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting for the adoption of this resolution is required to approve the compensation of the named executive officers disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act and the Exchange Act.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THIS RESOLUTION APPROVING, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K UNDER THE SECURITIES ACT AND THE EXCHANGE ACT.

AUDIT MATTERS

Audit Committee Report*

The Audit Committee assists the Board of Directors (the “Board”) of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s annual consolidated financial statements and the effectiveness of internal control over financial reporting as of year end.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2013 with the Company’s management and with KPMG LLP, the Company’s independent registered public accounting firm. The Audit Committee discussed with KPMG LLP the overall scope of and plans for the audit by KPMG LLP. The Audit Committee regularly meets with KPMG LLP, with and without management present, to discuss the results of its examination, its evaluation of the effectiveness of the Company’s internal control over financial reporting as of year end, and the overall quality of the Company’s financial reporting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by the management of the Company and by KPMG LLP. The Audit Committee has also received and discussed with KPMG LLP the written disclosures and the letter from KPMG LLP that are required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, discussed with KPMG LLP its independence from management and the Audit Committee, and discussed with KPMG LLP the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s and Operating Partnership’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2013 for filing with the United States Securities and Exchange Commission.

Laurence A. Chapman, Chair Kathleen Earley Ruann F. Ernst, Ph.D. William G. LaPerch

*	The material in this report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Independent Registered Public Accounting Firm

The following summarizes the fees incurred for KPMG LLP’s services for the years ended December 31, 2013 and 2012:

	2013	2012
Audit Fees(1)	$1,682,301	$1,824,618
Audit-Related Fees(2)	1,071,354	1,042,932
Tax Fees(3)	224,471	—
All Other Fees(4)	100,278	470,700

Total Fees	$3,078,404	$3,338,250

(1)	“Audit Fees” are the aggregate fees billed by KPMG LLP for professional services rendered in connection with the Company’s common and preferred stock offerings, debt securities offerings, reviews of the Company’s quarterly financial statements and the integrated audit of the Company’s annual consolidated financial statements and internal control over financial reporting as of period end.
(2)	“Audit-Related Fees” include fees relating to data center service organization control audits, required foreign statutory audits for properties in Europe and Asia, a required Regulation S-X Rule 3-14 audit for a significant portfolio acquisition in 2012, and audits for a joint venture and certain properties which were required by lenders.
(3)	“Tax Fees” include fees relating to tax due diligence assistance in connection with potential acquisitions and tax assistance with taxing authority inquiries in foreign jurisdictions as well as other miscellaneous tax consulting services.
(4)	“All Other Fees” include fees primarily relating to financial due diligence assistance in connection with potential acquisitions in 2013 and 2012.

All audit, audit-related, tax and all other services provided by KPMG LLP were pre-approved by the Audit Committee or by the Chair of the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with the consummation of our initial public offering, our operating partnership entered into a contribution agreement with San Francisco Wave Exchange, LLC, Santa Clara Wave Exchange, LLC and Exchange Colocation, LLC, referred to below as the eXchange parties, pursuant to which the eXchange parties contributed their interests in 200 Paul Avenue, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities to our operating partnership in exchange for cash, units and the assumption of debt. Under the eXchange parties’ contribution agreement, we agreed to indemnify each eXchange party against adverse tax consequences in the event our operating partnership directly or indirectly sold, exchanged or otherwise disposed of (whether by way of merger, sale of assets or otherwise) in a taxable transaction any interest in 200 Paul Avenue or 1100 Space Park Drive until the earlier of November 3, 2013 and the date on which these contributors or certain transferees held less than 25% of the units issued to them in the formation transactions consummated concurrently with our initial public offering. These tax indemnities did not apply to the disposition of a restricted property pursuant to a transaction described in Section 721, 1031 or 1033 of the Code, or other applicable non-recognition provision under the Code. Under the eXchange parties’ contribution agreement, we also agreed to make $17.8 million of indebtedness available for guaranty by these parties until the earlier of November 3, 2013 and the date on which these contributors or certain transferees held less than 25% of the units issued to them in the formation transactions consummated concurrently with our initial public offering.

We granted those persons who received units in the formation transactions, including Cambay Tele.com, LLC and Wave Exchange, LLC (affiliates of the eXchange parties), certain registration rights with respect to the shares of our Common Stock that may be acquired by them in connection with the exercise of the redemption/exchange rights under the partnership agreement of our operating partnership. These registration rights require us to use our commercially reasonable efforts to keep effective a “shelf” registration statement covering all such shares of Common Stock. In addition, Cambay Tele.com, LLC and Wave Exchange, LLC have the right, on one occasion, to require us to undertake a “demand” registration.

Bernard Geoghegan, our Managing Director, EMEA and an executive officer of the Company, holds a 10% equity interest in Servecentric, a tenant of ours. In the year ended December 31, 2013, Servecentric paid to us approximately $6.7 million in rent and other charges.

Review, Approval or Ratification of Transactions with Related Persons

Our Board or the appropriate committee of the Board reviews material transactions between us, the operating partnership and any of our directors or executive officers. Our Code of Business Conduct and Ethics and Corporate Governance Guidelines provide that each executive officer and director report conflicts of interest to the General Counsel or the Chairman of the Board, as applicable. Directors are also subject to the conflict provisions set forth in our Corporate Governance Guidelines. The Board or the appropriate committee of our Board will resolve all conflicts of interest involving officers or directors. The Board or the appropriate committee of the Board may waive provisions of our Code of Business Conduct and Ethics with respect to executive officers and directors. Any such waivers will be disclosed to our stockholders to the extent required by applicable laws and regulations. We intend to disclose on our website at www.digitalrealty.com any amendment to, or waiver of, any provision of our Code of Business Conduct and Ethics applicable to our directors and executive officers required to be disclosed under the rules of the SEC and NYSE.

Indemnification Agreements

We have entered into indemnification agreements with all of our named executive officers and other executive officers and with each of our directors that obligate us to indemnify them to the maximum extent permitted by Maryland law. The indemnification agreements provide that:

•

If a director or executive officer is a party or is threatened to be made a party to any proceeding, other than a proceeding by or in the right of our Company, by reason of such director’s or executive officer’s status as a director, officer or employee of our Company, we must indemnify such director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

•	the act or omission of the director or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

•	the director or executive officer actually received an improper personal benefit in money, property or other services; or

•	with respect to any criminal action or proceeding, the director or executive officer had reasonable cause to believe that his or her conduct was unlawful.

•

If a director or executive officer is a party or is threatened to be made a party to any proceeding by or in the right of our Company to procure a judgment in our Company’s favor by reason of such director’s or executive officer’s status as a director, officer or employee of our Company, we must indemnify such director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:

•

the act or omission of the director or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or

•	the director or executive officer actually received an improper personal benefit in money, property or services;

provided, however, that we will have no obligation to indemnify such director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, if it has been adjudged that such director or executive officer is liable to us with respect to such proceeding.

•	Upon application of a director or executive officer of our Company to a court of appropriate jurisdiction, the court may order indemnification of such director or executive officer if:

•

the court determines that such director or executive officer is entitled to indemnification under the applicable section of the Maryland General Corporation Law (the “MGCL”), in which case the director or executive officer shall be entitled to recover from us the expenses of securing such indemnification; or

•

the court determines that such director or executive officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director or executive officer has met the standards of conduct set forth in the applicable section of the MGCL or has been adjudged liable for receipt of an improper personal benefit under the applicable section of the MGCL;

provided, however, that our indemnification obligations to such director or executive officer will be limited to the expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with any proceeding by or in the right of our Company or in which the officer or director shall have been adjudged liable for receipt of an improper personal benefit under the applicable section of the MGCL.

•

Notwithstanding, and without limiting any other provisions of the agreements, if a director or executive officer is a party or is threatened to be made a party to any proceeding by reason of such director’s or executive officer’s status as a director, officer or employee of our Company, and such director or executive officer is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such proceeding, we must indemnify such director or executive officer for all expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.

•

We must pay all indemnifiable expenses in advance of the final disposition of any proceeding if the director or executive officer furnishes us with a written affirmation of the director’s or executive officer’s good faith belief that the standard of conduct necessary for indemnification by our Company has been met and a written undertaking to reimburse us if a court of competent jurisdiction determines that the director or executive officer is not entitled to indemnification.

•	We must pay all indemnifiable expenses to the director or executive officer within 20 calendar days following the date the director or executive officer submits proof of the expenses to us.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ANNUAL REPORT ON FORM 10-K

Stockholders may obtain without charge a copy of the Company’s and the operating partnership’s Annual Report on Form 10-K, as amended, including financial statements and financial statement schedules, required to be filed with the SEC pursuant to the Exchange Act for the fiscal year ended December 31, 2013, by downloading the report from the Investors section of the Company’s website at www.digitalrealty.com, from the Company’s e-proxy website at http://www.proxyvote.com or by writing to Investor Relations, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of the copies of such reports received by us, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended December 31, 2013, the Reporting Persons met all applicable Section 16(a) filing requirements, with the exception of the following: a Form 5 filing for Michael F. Foust with respect to the Company, covering one transaction that was not timely reported during 2013; one late Form 4 filing for Kevin J. Kennedy covering one transaction with respect to each of the Company and the operating partnership; and one late Form 4 filing for William G. LaPerch covering one transaction with respect to each of the Company and the operating partnership.

Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at our 2015 Annual Meeting. To be eligible for inclusion in our 2015 Proxy Statement, your proposal must be received in writing not later than November 19, 2014 and must otherwise comply with Rule 14a-8 under the Exchange Act. While the Board will consider stockholder proposals, we reserve the right to omit from our Proxy Statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

In addition, our Bylaws contain an advance notice provision with respect to matters to be brought before an annual meeting, including director nominations, whether or not included in our Proxy Statement. If you would like to nominate a director or bring any other business before the stockholders at the 2015 Annual Meeting, you must comply with the procedures contained in our Bylaws, including notifying us in writing in a timely manner, and such business must otherwise be a proper matter for action by our stockholders. To be timely under our current Bylaws, the notice must be delivered to our Secretary at Four Embarcadero Center, Suite 3200, San Francisco, California 94111, the Company’s principal executive office, not earlier than October 20, 2014 and not later than 5:00 p.m., Pacific Time, on November 19, 2014. In the event that the date of the 2015 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2014 Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the meeting, as originally convened, or the 10th day following the date of the first public announcement of the meeting. If we have not received notice of a stockholder proposal or nomination within the time period specified above, the persons entitled to vote the proxies solicited by this proxy statement will have the ability to vote on such matters in their discretion pursuant to Rule 14a-4(c)(1) and Rule 14a-5(e)(2) under the Exchange Act.

Our Bylaws provide that nominations of individuals for election to the Board and the proposal of business to be considered by our stockholders may be made at an annual meeting pursuant to our notice of meeting, by or at the direction of the Board or by any stockholder of the Company who was a stockholder of record both at the time of giving of notice provided for in our Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who complied with the notice, information and consent procedures set forth in our Bylaws.

A stockholder’s notice regarding a director nomination or other proposal shall include, without limitation:

•

as to each individual whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such proposed nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the proposed nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, and

•

as to any other business that the stockholder proposes to bring before the meeting, a description of the business, the stockholder’s reasons for proposing such business at the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), a reasonably detailed description of all agreements, arrangements and understandings between or among any of the stockholders or between or among any stockholder and any other person or entity (including their names) in connection with the proposal of such business by such stockholder, any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom and any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Regulation 14A (or any successor provision) under the Exchange Act; provided, however, that the disclosures required by this paragraph shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a stockholder giving the notice solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.

“Stockholder Associated Person” of any stockholder means:

•	any person acting in concert with such stockholder,

•	any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and

•	any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

The notice must also contain and be accompanied by certain additional information as specified in our Bylaws, including information about the stockholder providing the notice, the proposed nominee and other information as we may reasonably require. Stockholders making nominations must provide, among other things, information regarding each such stockholder’s, any Stockholder Associated Person’s and their affiliates’ ownership of Company securities (beneficially or of record) including any right to acquire additional securities in the future, proxy or voting agreements with respect to the Company securities, holdings of “synthetic equity,” derivatives, hedges or short positions and other material interests and relationships that could influence nominations or proposals and other information that would be required in a proxy statement. Additionally, a stockholder nominating a director candidate is required to disclose the same information about the proposed nominee that would be required if the proposed nominee were submitting a proposal, and the proposed nominee is required to complete a questionnaire and certify that such proposed nominee (i) has not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company in connection with service or action as a director that has not been disclosed to the Company and (ii) will serve as director if elected. Such information must be updated and supplemented so as to be accurate. We recommend that any stockholder wishing to nominate a director at an annual meeting review a copy of our Bylaws.

Any director nominations received from stockholders will be evaluated in the same manner that nominees suggested by Board members, management or other parties are evaluated.

You may write to our Secretary at our principal executive office, Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be householding our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker, direct your written request to Investor Relations, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, or contact Investor Relations by telephone at (415) 738-6500. Upon written or oral request to Investor Relations, Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, or by telephone at (415) 738-6500 from a stockholder at a shared address to which a single copy of the proxy materials was delivered, we will promptly deliver a separate copy of the proxy materials to such requesting stockholder. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should contact their broker.

By Order of Our Board of Directors,

A. William Stein
Interim Chief Executive Officer, Chief Financial Officer, Chief Investment Officer and Secretary

March 19, 2014

Appendix A

DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC.

AND DIGITAL REALTY TRUST, L.P.

2014 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Digital Realty Trust, Inc., a Maryland corporation (the “Company”), Digital Services, Inc. (the “Services Company”) and Digital Realty Trust, L.P. (the “Partnership”) by linking the individual interests of Employees, Consultants and members of the Board and Services Company Directors to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan is further intended to provide flexibility to the Company, the Services Company, the Partnership and their subsidiaries in their ability to motivate, attract, and retain the services of those individuals upon whose judgment, interest, and special effort the successful conduct of the Company’s, the Services Company’s and the Partnership’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12 hereof. With reference to the duties of the Administrator under the Plan which have been delegated to one or more persons pursuant to Section 12.6 hereof, or which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean the Partnership, the Services Company, any Parent or any Subsidiary.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Applicable Law” shall mean any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.5 “Award” shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalent award, a Stock Payment award, a Restricted Stock Unit award, a Performance Share award, an Other Incentive Award, a Profits Interest Unit award or a Stock Appreciation Right, which may be awarded or granted under the Plan.

2.6 “Award Agreement” shall mean any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

2.7 “Board” shall mean the Board of Directors of the Company.

2.8 “Change in Control” shall mean the occurrence of any of the following events:

(a) A transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, the Services Company, the Partnership or any Subsidiary, an employee benefit plan maintained by any of the foregoing entities or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than thirty-five percent (35%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) Individuals who, as of the Effective Date, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or Section 2.8(c) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors as of the Effective Time or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing thirty-five percent (35%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning thirty-five percent (35%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) Approval by the Company’s stockholders of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event” (within the meaning of Section 409A of the Code). Consistent with the terms of this Section 2.8, the Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.10 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board described in Article 12 hereof.

2.11 “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

2.12 “Company” shall mean Digital Realty Trust, Inc., a Maryland corporation.

2.13 “Consultant” shall mean any consultant or advisor of the Company, the Services Company, the Partnership or any Subsidiary who qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statement.

2.14 “Covered Employee” shall mean any Employee who is, or could become, a “covered employee” within the meaning of Section 162(m) of the Code.

2.15 “Director” shall mean a member of the Board, as constituted from time to time.

2.16 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2 hereof.

2.17 “DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.18 “Effective Date” shall mean the date of the 2014 annual meeting of stockholders of the Company, provided that the Plan is approved by the Company’s stockholders on such date.

2.19 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.20 “Employee” shall mean any officer or other employee (within the meaning of Section 3401(c) of the Code) of the Company, the Services Company, the Partnership or any Subsidiary.

2.21 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding stock-based Awards.

2.22 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.23 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.24 “Greater Than 10% Stockholder” shall mean an individual then-owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” (as defined in Sections 424(e) and 424(f) of the Code, respectively).

2.25 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.26 “Individual Award Limit” shall mean the cash and share limits applicable to Awards granted under the Plan, as set forth in Section 3.3 hereof.

2.27 “Non-Employee Director” shall mean a Director of the Company or a Services Company Director, in either case, who is not an Employee.

2.28 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.29 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6 hereof. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.30 “Other Incentive Award” shall mean an Award denominated in, linked to or derived from Shares or value metrics related to Shares, granted pursuant to Section 9.6 hereof.

2.31 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.32 “Participant” shall mean a person who has been granted an Award pursuant to the Plan.

2.33 “Partnership” shall mean Digital Realty Trust, L.P.

2.34 “Partnership Agreement” shall mean the Twelfth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P., as the same may be amended, modified or restated from time to time.

2.35 “Performance Award” shall mean an Award that is granted under Section 9.1 hereof.

2.36 “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.37 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization, and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital); (vii) return on assets; (viii) return on net assets; (ix) return on capital or return on invested capital; (x) return on stockholders’ equity; (xi) total stockholder return; (xii) return on sales; (xiii) gross or net profit or operating margin; (xiv) costs; (xv) funds from operations; (xvi) adjusted funds from operations; (xvii) core funds from operations; (xviii) cash available for distribution; (xvix) productivity; (xx) expenses; (xxi) margins; (xxii) working capital; (xxiii) earnings per share; (xxiv) adjusted earnings per share; (xxv) price per Share; (xxvi) leasing activity; (xxvii) implementation or completion of critical projects; (xxviii) market share; (xxix) economic value (as determined by the Administrator); (xxx) debt levels or reduction; (xxxi) sales-related goals; (xxxii) comparisons with other stock market indices; (xxxiii) operating efficiency; (xxxiv) financing and other capital raising transactions; (xxxv) recruiting and maintaining personnel; (xxxvi) year-end cash; (xxxvii) acquisition activity; (xxxviii) investment sourcing activity; (xxxix) customer service; (xxxx) customer satisfaction; (xxxxi) employee satisfaction; and (xxxxii) marketing initiatives, any of which may be measured either in absolute terms for the Company or any operating unit of the Company or as compared to any incremental increase or decrease, or on a relative basis, or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in Applicable Law, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.38 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall performance of the Company, the Services Company, the Partnership, any Subsidiary, any division or business unit thereof or an individual. The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards.

2.39 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

2.40 “Performance Share” shall mean a contractual right awarded under Section 9.5 hereof to receive a number of Shares or the Fair Market Value of such number of Shares in cash based on the attainment of specified Performance Goals or other criteria determined by the Administrator.

2.41 “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the General Instructions to Form S-8 Registration Statement under the Securities Act or any successor Form thereto, or any other transferee specifically approved by the Administrator, after taking into account Applicable Law.

2.42 “Plan” shall mean this Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan, as it may be amended from time to time.

2.43 “Prior Plan” shall mean the First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan, as amended from time to time.

2.44 “Profits Interest Unit” shall mean a “Profits Interest Unit” of the Partnership (as defined in the Partnership Agreement) that is granted pursuant to Section 9.7 hereof and is intended to constitute a “profits interest” within the meaning of the Code.

2.45 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.46 “REIT” shall mean a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

2.47 “Restricted Stock” shall mean an award of Shares made under Article 8 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.

2.48 “Restricted Stock Unit” shall mean a contractual right awarded under Section 9.4 hereof to receive in the future a Share or the cash value of a Share.

2.49 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.50 “Services Company” shall mean Digital Services, Inc.

2.51 “Services Company Director” shall mean a member of the Board of Directors of the Services Company.

2.52 “Share Limit” shall have the meaning provided in Section 3.1(a) hereof.

2.53 “Shares” shall mean shares of Common Stock.

2.54 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10 hereof.

2.55 “Stock Payment” shall mean a payment in the form of Shares awarded under Section 9.3 hereof.

2.56 “Subsidiary” shall mean (a) a corporation, association or other business entity of which fifty percent (50%) or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company, the Services Company, the Partnership and/or by one or more Subsidiaries, (b) any partnership or limited liability company of which fifty percent (50%) or more of the equity interests are owned, directly or indirectly, by the Company, the Partnership, the Services Company and/or by one or more Subsidiaries, and (c) any other entity not described in clauses (a) or (b) above of which fifty percent (50%) or more of the ownership and the power (whether voting interests or otherwise), pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company, the Partnership, the Services Company and/or by one or more Subsidiaries.

2.57 “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, an outstanding equity award previously granted by a company or other entity that is a party to such transaction; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.58 “Successor Entity” shall have the meaning provided in Section 2.8(c)(i) hereof.

2.59 “Termination of Service” shall mean:

(a) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company and its Affiliates is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but, unless otherwise determined by the Administrator, excluding terminations where the Consultant simultaneously commences or remains in employment and/or service as an Employee and/or Director with the Company or any Affiliate.

(b) As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but, unless otherwise determined by the Administrator, excluding terminations where the Participant simultaneously commences or remains in employment and/or service as an Employee and/or Consultant with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Participant and the Company and its Affiliates is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement, but, unless otherwise determined by the Administrator, excluding terminations where the Participant simultaneously commences or remains in service as a Consultant and/or Director with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether any Termination of Service resulted from a discharge for cause and whether any particular leave of absence constitutes a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code. For purposes of the Plan, unless otherwise determined by the Administrator, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Participant ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 3.1(b) and Section 13.2 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall equal the sum of (i) 1,700,000 Shares, (ii) the number of Shares which, as of the Effective Date, remain available for issuance under the Prior Plan and (iii) any Shares subject to awards outstanding under the Prior Plan as of the Effective Date which, on or after the Effective Date, are forfeited or otherwise terminate or expire for any reason without the issuance of shares to the holder thereof (the “Share Limit”). In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of Shares that may be issued under the Plan upon the exercise of Incentive Stock Options shall be 1,700,000 Shares. Subject to Section 13.2 hereof, each Profits Interest Unit issued pursuant to an Award shall count as one Share for purposes of calculating the aggregate number of Shares available for issuance under the Plan as set forth in this Section 3.1(a) and for purposes of calculating the Individual Award Limit set forth in Section 3.3 hereof.

(b) If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan and shall be added back to the Share Limit in the same number of Shares as were debited from the Share Limit in respect of the grant of such Award (as may be adjusted in accordance with Section 13.2 hereof). Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Share Limit and will not be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 8.4 hereof at the same price paid by the Participant so that such Shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan, to the extent that grants of Awards using such available shares are permitted without stockholder approval under the rules of the principal securities exchange on which the Common Stock is then listed and made only to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2 hereof, (a) the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 1,500,000 Shares, (b) the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to one or more Awards payable in cash shall be $10,000,000, and (c) the maximum aggregate value (determined as of the date of grant under Applicable Accounting Standards), determined as of the date of grant, of Awards that may be granted to any Non-Employee Director during any calendar year shall be $500,000 (together, the “Individual Award Limits”).

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom one or more Awards shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement stating the terms and conditions applicable to such Award, consistent with the requirements of the Plan and any applicable Program.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding anything contained herein to the contrary, with respect to any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, the Plan, any applicable Program and the applicable Award Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule, and such additional limitations shall be deemed to be incorporated by reference into such Award to the extent permitted by Applicable Law.

4.4 At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Participant any right to continue as an Employee, Director or Consultant of the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company or any Affiliate, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of any Participant’s employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Affiliate.

4.5 Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the Share Limit or Individual Award Limits contained in Sections 3.1 and 3.3 hereof, respectively; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law.

4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS

PERFORMANCE-BASED COMPENSATION

5.1 Purpose. The Committee, in its sole discretion, may determine whether any Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2 Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Eligible Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award which is intended to qualify as Performance-Based Compensation, no later than ninety (90) days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals; (b) select the Performance Criteria applicable to the Performance Period; (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria; and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, unless otherwise provided in an Award Agreement, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

5.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Program or Award Agreement (and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code), the holder of an Award that is intended to qualify as Performance-Based Compensation must be employed by the Company or an Affiliate throughout the applicable Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such Performance Period are achieved.

5.5 Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations imposed by Section 162(m) of the Code that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

6.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “parent corporation” or “subsidiary corporation” of the Company (as defined in Sections 424(e) and 424(f) of the Code, respectively). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and all other plans of the Company or any “parent corporation” or “subsidiary corporation” of the Company (as defined in Section 424(e) and 424(f) of the Code, respectively) exceeds one hundred thousand dollars ($100,000), the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted. In addition, to the extent that any Options otherwise fail to qualify as Incentive Stock Options, such Options shall be treated as Nonqualified Stock Options.

6.3 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4 Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the stated term of the Option. Except as limited by the requirements of Section 409A or Section 422 of the Code, subject to the limitations set forth in the first sentence of this Section 6.4, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Participant, and may amend any other term or condition of such Option relating to such a Termination of Service.

6.5 Option Vesting.

(a) The terms and conditions pursuant to which an Option vests in the Participant and becomes exercisable shall be determined by the Administrator and set forth in the applicable Award Agreement. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator. At any time after the grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the vesting of the Option.

(b) No portion of an Option which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in an applicable Program, the applicable Award Agreement or by action of the Administrator following the grant of the Option.

6.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per Share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, however, that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

6.7 Substitution of Stock Appreciation Rights. The Administrator may, in its sole discretion, substitute an Award of Stock Appreciation Rights for an outstanding Option at any time prior to or upon exercise of such Option; provided, however, that such Stock Appreciation Rights shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 7.

EXERCISE OF OPTIONS

7.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.

7.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its sole discretion, also take such additional actions as it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 11.3 hereof by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 11.1 and 11.2 hereof.

7.3 Notification Regarding Disposition. The Participant shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two (2) years after the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) of such Option to such Participant, or (b) one (1) year after the date of transfer of such Shares to such Participant.

ARTICLE 8.

RESTRICTED STOCK

8.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

8.2 Rights as Stockholders. Subject to Section 8.4 hereof, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in an applicable Program or in the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the shares shall be subject to the restrictions set forth in Section 8.3 hereof.

8.3 Restrictions. All shares of Restricted Stock (including any shares received by Participants thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of an applicable Program or the applicable Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Participant’s continued employment, directorship or consultancy with the Company, the Performance Criteria, Company or Affiliate performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of any Program or by the applicable Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

8.4 Repurchase or Forfeiture of Restricted Stock. If no purchase price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse and be forfeited, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a purchase price was paid by the Participant for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then-subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in an applicable Program or the applicable Award Agreement. The Administrator in its sole discretion may provide that, upon certain events, including without limitation a Change in Control, the Participant’s death, retirement or disability, any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not terminate, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

8.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

ARTICLE 9.

PERFORMANCE AWARDS; DIVIDEND EQUIVALENTS; STOCK PAYMENTS;

RESTRICTED STOCK UNITS; PERFORMANCE SHARES; OTHER INCENTIVE

AWARDS; PROFITS INTEREST UNITS

9.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

(b) Without limiting Section 9.1(a) hereof, the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Participant which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5 hereof.

9.2 Dividend Equivalents.

(a) Subject to Section 9.2(b) hereof, Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Participant and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to Shares covered by a Performance Award shall only be paid out to the Participant at the same time or times and to the same extent that the vesting conditions, if any, are subsequently satisfied and the Performance Award vests with respect to such Shares.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

9.3 Stock Payments. The Administrator is authorized to make one or more Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

9.4 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, in each case, on a specified date or dates or over any period or periods, as determined by the Administrator. The Administrator shall specify, or may permit the Participant to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be consistent with the applicable provisions of Section 409A of the Code or an exemption therefrom. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

9.5 Performance Share Awards. Any Eligible Individual selected by the Administrator may be granted one or more Performance Share awards which shall be denominated in a number of Shares and the vesting of which may be linked to any one or more of the Performance Criteria, other specific performance criteria (in each case on a specified date or dates or over any period or periods determined by the Administrator) and/or time-vesting or other criteria, as determined by the Administrator.

9.6 Other Incentive Awards. The Administrator is authorized to grant Other Incentive Awards to any Eligible Individual, which Awards may cover Shares or the right to purchase Shares or have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or based on, Shares, shareholder value or shareholder return, in each case, on a specified date or dates or over any period or periods determined by the Administrator. Other Incentive Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator.

9.7 Profits Interest Units. The Administrator is authorized to grant Profits Interest Units in such amount and subject to such terms and conditions as may be determined by the Administrator; provided, however, that Profits Interest Units may only be issued to a Participant for the performance of services to or for the benefit of the Partnership (a) in the Participant’s capacity as a partner of the Partnership, (b) in anticipation of the Participant becoming a partner of the Partnership, or (c) as otherwise determined by the Administrator, provided that the Profits Interest Units are intended to constitute “profits interests” within the meaning of the Code, including, to the extent applicable, Revenue Procedure 93-27, 1993-2 C.B. 343 and Revenue Procedure 2001-43, 2001-2 C.B. 191. The Administrator shall specify the conditions and dates upon which the Profits Interest Units shall vest and become nonforfeitable. Profits Interest Units shall be subject to the terms and conditions of the Partnership Agreement and such other restrictions, including restrictions on transferability, as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

9.8 Granting of Profits Interest Units to Non-Employee Directors.

(a) Pro-Rata Grant. During the term of the Plan, commencing after the Effective Date, each person who first becomes a Non-Employee Director of the Company on a date other than the date of an annual meeting of the Company’s stockholders shall, on the date of such person first becoming a Non-Employee Director of the Company, be granted a number of Profits Interest Units equal to the product of (A) the quotient obtained by dividing (x) $100,000 by (y) the Fair Market Value of a Share on such date, multiplied by (B) the quotient obtained by dividing (x) twelve (12) minus the number of whole months that have elapsed since the immediately preceding annual meeting of the Company’s stockholders, by (y) twelve (12) (the “Pro-Rata Grant”).

(b) Annual Grant. During the term of the Plan, commencing as of the 2014 Annual Meeting, each person who first becomes a Non-Employee Director of the Company at such annual meeting and each person who otherwise continues to be a Non-Employee Director of the Company immediately following such annual meeting shall, on the date of the 2014 Annual Meeting and on each subsequent annual meeting occurring thereafter, be granted a number of Profits Interest Units equal to the quotient obtained by dividing (x) $100,000 by (y) the Fair Market Value of a Share on the date of such annual meeting (the “Annual Grant”). A Director who is also an Employee who subsequently incurs a termination of employment and remains on the Board will not receive a Pro-Rata Grant, but, to the extent such Director is otherwise eligible, will receive Annual Grants after such termination of his status as an Employee.

(c) Stock in Lieu of Profits Interests. Notwithstanding the foregoing, effective with respect to any grant of Profits Interest Units to a Non-Employee Director of the Company pursuant to this Section 9.8, such Non-Employee Director of the Company may elect in advance to receive in lieu thereof an equivalent number of Shares in the form of a Stock Payment or Restricted Stock, as applicable, which shall be subject to the same vesting schedule (if any) that would have applied to the corresponding grant of Profits Interest Units. Notwithstanding the foregoing, in the event that a Non-Employee Director of the Company does not qualify as an “accredited investor” within the meaning of Regulation D of the Securities Act, on the date of any grant of Profits Interest Units to such Non-Employee Director of the Company pursuant to this Section 9.8, then such Non-Employee Director of the Company shall not receive such grant of Profits Interest Units and in lieu thereof shall automatically be granted an equivalent number of Shares in the form of a Stock Payment or Restricted Stock, as applicable, which shall be subject to the same vesting schedule (if any) as would have applied to the corresponding grant of Profits Interest Units.

(d) Vesting. Each Annual Grant and Pro-Rata Grant shall be fully vested on the date of grant. Consistent with the foregoing, the terms and conditions of such Profits Interest Units (including, without limitation, any transfer restrictions related thereto) shall be set forth in an Award Agreement to be entered into by the Company and each Non-Employee Director of the Company which shall evidence the grant of the Profits Interest Units.

(e) As of the Effective Date, (i) Awards made to Non-Employee Directors of the Company pursuant to this Section 9.8 shall be in lieu of all future Awards to Non-Employee Directors of the Company under Section 8.10 of the Prior Plan, and (ii) with respect to future Awards, the provisions of this Section 9.8 shall replace and supersede the relevant provisions of Section 8.10 of the Prior Plan.

9.9 Other Terms and Conditions. All applicable terms and conditions of each Award described in this Article 9, including without limitation, as applicable, the term, vesting conditions and exercise/purchase price applicable to the Award, shall be set by the Administrator in its sole discretion, provided, however, that the value of the consideration paid by a Participant for an Award shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

9.10 Exercise upon Termination of Service. Awards described in this Article 9 are exercisable or distributable, as applicable, only while the Participant is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that such Award may be exercised or distributed subsequent to a Termination of Service as provided under an applicable Program, Award Agreement, payment deferral election and/or in certain events, including without limitation, a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 10.

STOCK APPRECIATION RIGHTS

10.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then-exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per Share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in Section 10.1(c) hereof, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c) Notwithstanding the foregoing provisions of Section 10.1(b) hereof to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, however, that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

10.2 Stock Appreciation Right Vesting.

(a) The Administrator shall determine the period during which the Participant shall vest in a Stock Appreciation Right and have the right to exercise such Stock Appreciation Rights (subject to Section 10.4 hereof) in whole or in part. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which the Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in an applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

10.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then-entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance;

(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right; and

(d) Full payment of the applicable withholding taxes for the Shares with respect to which the Stock Appreciation Rights, or portion thereof, are exercised, in a manner permitted by the Administrator in accordance with Sections 11.1 and 11.2 hereof.

10.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term. Except as limited by the requirements of Section 409A of the Code, subject to the limitations set forth in the first sentence of this Section 10.4, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Participant, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

11.1 Payment. The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to Shares then-issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, however, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2 Tax Withholding. The Company and its Affiliates shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s social security, Medicare and any other employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising in connection with any Award. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Participant to satisfy such obligations by any payment means described in Section 11.1 hereof, including without limitation, by allowing such Participant to elect to have the Company or an Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3 Transferability of Awards.

(a) Except as otherwise provided in Section 11.3(b) or (c) hereof:

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a

DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be subject to the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to the satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by clause (i) of this provision; and

(iii) During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 11.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is to become a Non-Qualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee (other than to another Permitted Transferee of the applicable Participant) other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant (or transferring Permitted Transferee) and the Permitted Transferee shall execute any and all documents requested by the Administrator, including without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. In addition, and further notwithstanding Section 11.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and applicable state law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c) Notwithstanding Section 11.3(a) hereof, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Participant, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a “community property” state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as his beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is delivered to the Administrator prior to the Participant’s death.

11.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, neither the Company nor its Affiliates shall be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such Applicable Law.

(b) All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company and/or its Affiliates may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Award, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5 Forfeiture and Claw-Back Provisions.

(a) Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written or electronic instrument, that: (i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, (y) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Participant incurs a Termination of Service for cause; and

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the applicable provisions of any claw-back policy implemented by the Company, whether implemented prior to or after the grant of such Award, including without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

11.6 Prohibition on Repricing. Subject to Section 13.2 hereof, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock

Appreciation Right to reduce its price per share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 13.2 hereof, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

11.7 Cash Settlement. Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.

11.8 Leave of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall not be suspended during any unpaid leave of absence. A Participant shall not cease to be considered an Employee, Non-Employee Director or Consultant, as applicable, in the case of any (a) leave of absence approved by the Company, (b) transfer between locations of the Company or between the Company and any of its Affiliates or any successor thereof, or (c) change in status (Employee to Director, Employee to Consultant, etc.), provided that such change does not affect the specific terms applying to the Participant’s Award.

11.9 Terms May Vary Between Awards. The terms and conditions of each Award shall be determined by the Administrator in its sole discretion and the Administrator shall have complete flexibility to provide for varied terms and conditions as between any Awards, whether of the same or different Award type and/or whether granted to the same or different Participants (in all cases, subject to the terms and conditions of the Plan).

ARTICLE 12.

ADMINISTRATION

12.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors of the Company appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision; provided, however, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in the Company’s charter or bylaws or any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment, Committee members may resign at any time by delivering written or electronic notice to the Board, and vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors of the Company and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6 hereof.

12.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 13.13 hereof. Any such grant or award under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, Section 162(m) of the Code, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3 Action by the Committee. Unless otherwise established by the Board or in the Committee’s charter, the Company’s charter or bylaws or as required by Applicable Law, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4 Authority of Administrator. Subject to any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Determine as between the Company, the Services Company, the Partnership and any Subsidiary which entity will make payments with respect to an Award, consistent with applicable securities laws and other Applicable Law;

(h) Decide all other matters that must be determined in connection with an Award;

(i) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(j) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(k) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

12.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.6 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees with respect to Awards intended to constitute Performance-Based Compensation, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and other Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2 hereof, (i) increase the Share Limit or any Individual Award Limit, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 11.6 hereof. Except as provided in Section 13.13 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. Notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

13.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit and Individual Award Limits); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and/or (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code unless otherwise determined by the Administrator.

(b) In the event of any transaction or event described in Section 13.2(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2, the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of securities subject to outstanding Awards and Awards which may be granted in the future and/or in the terms, conditions and criteria included in such Awards (including the grant or exercise price, as applicable);

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all securities covered thereby, notwithstanding anything to the contrary in the Plan or an applicable Program or Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b) hereof:

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments to the Share Limit and the Individual Award Limits).

The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(d) Except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company (or an Affiliate) and a Participant, if a Change in Control occurs and a Participant’s outstanding Awards are not continued, converted, assumed, or replaced by the surviving or successor entity in such Change in Control, then immediately prior to the Change in Control such outstanding Awards, to the extent not continued, converted, assumed, or replaced, shall become fully vested and, as applicable, exercisable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine. For the avoidance of doubt, if the value of an Award that is terminated in connection with this Section 13.2(d) is zero or negative at the time of such Change in Control, such Award shall be terminated upon the Change in Control without payment of consideration therefor.

(e) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(f) With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized with respect to any Award to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(g) The existence of the Plan, any Program, any Award Agreement and/or any Award granted hereunder shall not affect or restrict in any way the right or power of the Company, the stockholders of the Company or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or such Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock, the securities of any Affiliate or the rights thereof or which are convertible into or exchangeable for Common Stock or securities of any Affiliate, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(h) No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code or an exemption therefrom, in either case, to the extent applicable to such Award, unless the Administrator determines any such adjustments to be appropriate.

(i) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

13.3 Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided, however, that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the Company’s stockholders, and provided, further, that if such approval has not been obtained at the end of such twelve (12)-month period, all such Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

13.4 No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record owner of such Shares.

13.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

13.6 Section 83(b) Election. No Participant may make an election under Section 83(b) of the Code with respect to any Award under the Plan without the consent of the Administrator, which the Administrator may grant or withhold in its sole discretion. If, with the consent of the Administrator, a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

13.7 Grant of Awards to Certain Employees or Consultants. The Company, the Partnership or any Subsidiary may provide through the establishment of a formal written policy or otherwise for the method by which Shares or other securities of the Company or the Partnership may be issued and by which such Shares or other securities and/or payment therefor may be exchanged or contributed among such entities, or may be returned upon any forfeiture of Shares or other securities by the Participant.

13.8 REIT Status. The Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No Award shall be granted or awarded, and with respect to any Award granted under the Plan, such Award shall not vest, be exercisable or be settled:

(a) to the extent that the grant, vesting, exercise or settlement of such Award could cause the Participant or any other person to be in violation of the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit (each as defined in the Company’s charter, as amended from time to time) or any other provision of Section 6.2.1 of the Company’s charter; or

(b) if, in the discretion of the Administrator, the grant, vesting, exercise or settlement of such Award could impair the Company’s status as a REIT.

13.9 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.10 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan, the issuance and delivery of Shares and Profits Interest Units and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such Applicable Law.

13.11 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.12 Governing Law. The Plan and any Programs or Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

13.13 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Plan, any applicable Program and the Award Agreement covering such Award shall be interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Administrator determines that any Award may be subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan, any applicable Program and the Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to avoid the imposition of taxes on the Award under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom.

13.14 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

13.15 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.16 Indemnification. To the extent allowable pursuant to Applicable Law and the Company’s charter and bylaws, each member of the Board and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.17 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.18 Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

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I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Digital Realty Trust, Inc. on                     , 2014.

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I hereby certify that the foregoing Plan was approved by the stockholders of Digital Realty Trust, Inc. on                     , 2014.

[SIGNATURE PAGE FOLLOWS]

Executed on this      day of                 , 2014.

[Name]
[Title]

[Signature Page to 2014 Incentive Award Plan]

John J. Stewart Four Embarcadero Center Suite 3200 San Francisco, CA 94111

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The Board of Directors recommends you vote FOR the following:
1. Election of Directors		For	Against	Abstain
1A Dennis E. Singleton		☐	☐	☐
1B Laurence A. Chapman		☐	☐	☐	The Board of Directors recommends you vote FOR proposals 2, 3 and 4:		For	Against	Abstain
1C Kathleen Earley		☐	☐	☐	2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐
1D Ruann F. Ernst, Ph.D.		☐	☐	☐
1E Kevin J. Kennedy		☐	☐	☐	3.	To approve the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan.	☐	☐	☐
1F William G. LaPerch		☐	☐	☐
1G Robert H. Zerbst		☐	☐	☐	4.	To adopt a resolution to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as more fully described in the accompanying Proxy Statement.	☐	☐	☐
For address change/comments, mark here.				☐

NOTE: TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

(see reverse for instructions)		Yes	No
Please indicate if you plan to attend this meeting		☐	☐

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Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, 10-K Wrap, 10-K Wrap Insert, Notice & Proxy Statement is/are available at www.proxyvote.com.

DIGITAL REALTY TRUST, INC. Annual Meeting of Stockholders April 28, 2014 10:30 AM, PDT This proxy is solicited by the Board of Directors

The undersigned, as record holder of the shares of common stock of Digital Realty Trust, Inc., a Maryland corporation, described on the reverse side, hereby appoints A. William Stein and Joshua A. Mills, and each of them, as Proxies of the undersigned with the full power of substitution, to attend the 2014 Annual Meeting of Stockholders to be held on Wednesday, April 28, 2014, at 10:30 a.m., local time, at Four Embarcadero Center, Third Floor, Promenade Level, Conference Center (Stanford Room), San Francisco, California 94111, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of 2014 Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” EACH OF PROPOSALS 2, 3 AND 4 AS DESCRIBED IN THE PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

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(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side